     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1998

                                                       REGISTRATION NOS. 2-57073
                                                                        811-2667
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [x]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 27                      [x]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [x]

                                AMENDMENT NO. 26                             [x]
                            ------------------------


                       SALOMON BROTHERS CAPITAL FUND INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            ------------------------

                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 725-6666

                            ------------------------


                           ROBERT A. VEGLIANTE, ESQ.
                     SALOMON BROTHERS ASSET MANAGEMENT INC
                 7 WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
                             GARY S. SCHPERO, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017

                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective:


          [ ] immediately upon filing pursuant to Rule 485(b)
          [x] on May 1, 1998 pursuant to paragraph(b)
          [ ] 60 days after filing pursuant to Rule 485(a)(1)
          [ ] on (date) pursuant to paragraph(a)(1)
          [ ] 75 days after filing pursuant to Rule 485(a)(2)
          [ ] on (date) pursuant to paragraph(a)(2) of Rule 485


     If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



________________________________________________________________________________

                       SALOMON BROTHERS CAPITAL FUND INC
                      REGISTRATION STATEMENT ON FORM N-1A
                       CROSS REFERENCE SHEET PURSUANT TO
                  RULE 495(a) UNDER THE SECURITIES ACT OF 1933

Part A                                                                           PROSPECTUS CAPTION
------                                                                           ------------------
Item  1.  Cover Page...............................................  Cover Page
Item  2.  Synopsis.................................................  Summary; Expense Information
Item  3.  Condensed Financial Information..........................  Financial Highlights; Performance
                                                                       Information
Item  4.  General Description of Registrant........................  Summary; Investment Objectives and
                                                                       Policies; Additional Investment
                                                                       Activities and Risk Factors; Investment
                                                                       Limitations; Capital Stock
Item  5.  Management of the Fund...................................  Summary; Expense Information; Management;
                                                                       Purchase of Shares; Back Cover
Item  5A. Management's Discussion of Performance...................  Not Applicable
Item  6.  Capital Stock and Other Securities.......................  Multiple Pricing System; Dividends and
                                                                       Distributions; Taxation; Account
                                                                       Services; Capital Stock
Item  7.  Purchase of Securities Being Offering....................  Multiple Pricing System; Determination of
                                                                       Net Asset Value; Purchase of Shares;
                                                                       Dividends and Distributions; Shareholder
                                                                       Services
Item  8.  Redemption or Repurchase.................................  Multiple Pricing System; Redemption of
                                                                       Shares; Determination of Net Asset
                                                                       Value; Shareholder Services
Item  9.  Pending Legal Proceedings................................  Not Applicable


                                                                              STATEMENT OF ADDITIONAL
Part B                                                                          INFORMATION CAPTION
------                                                                          -------------------
Item 10.  Cover Page...............................................  Cover Page
Item 11.  Table of Contents........................................  Table of Contents
Item 12.  General Information and History..........................  Not Applicable
Item 13.  Investment Objectives and Policies.......................  Additional Information on Portfolio
                                                                       Instruments and Investment Policies;
                                                                       Investment Limitations
Item 14.  Management of the Fund...................................  Management
Item 15.  Control Persons and Principal Holders of Securities......  Management; Capital Stock
Item 16.  Investment Advisory and Other Services...................  Management; Custodian and Transfer Agent;
                                                                       Independent Accountants
Item 17.  Brokerage Allocation and Other Practices.................  Portfolio Transactions
Item 18.  Capital Stock and Other Securities.......................  Capital Stock
Item 19.  Purchase, Redemption and Pricing of Securities Being
            Offered................................................  Management; Net Asset Value; Additional
                                                                       Purchase Information; Additional
                                                                       Redemption Information
Item 20.  Tax Status...............................................  Additional Information Concerning Taxes
Item 21.  Underwriters.............................................  Management; Additional Purchase
                                                                       Information
Item 22.  Calculation of Performance Data..........................  Performance Data
Item 23.  Financial Statements.....................................  Financial Statements

Part C
------
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

------------------------------------------------------------------------------
                                    Salomon Brothers
                                    Investment Series


         7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048  (800) 446-1013



SALOMON BROTHERS INVESTMENT SERIES CONSISTS OF SALOMON BROTHERS CASH MANAGEMENT FUND (THE 'CASH MANAGEMENT FUND'), SALOMON BROTHERS NEW YORK MUNICIPAL MONEY MARKET FUND (THE 'NEW YORK MUNICIPAL MONEY MARKET FUND'), SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND (THE 'NATIONAL INTERMEDIATE MUNICIPAL FUND'), SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND (THE 'U.S. GOVERNMENT INCOME FUND'), SALOMON BROTHERS HIGH YIELD BOND FUND (THE 'HIGH YIELD BOND FUND'), SALOMON BROTHERS STRATEGIC BOND FUND (THE 'STRATEGIC BOND FUND'), SALOMON BROTHERS TOTAL RETURN FUND (THE 'TOTAL RETURN FUND'), SALOMON BROTHERS SMALL CAP GROWTH FUND (THE 'SMALL CAP GROWTH FUND'), SALOMON BROTHERS ASIA GROWTH FUND (THE 'ASIA GROWTH FUND'),


                                                          continued on next page

       ------------------------------------------------------------------

THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE(S) AND EACH OF THE FUNDS MAY EMPLOY CERTAIN INVESTMENT PRACTICES WHICH INVOLVE SPECIAL RISK CONSIDERATIONS. CERTAIN FUNDS MAY INVEST IN CERTAIN SECURITIES, COMMONLY REFERRED TO AS JUNK BONDS, WHICH PRESENT A HIGH DEGREE OF RISK. SUCH LOWER-QUALITY SECURITIES INVOLVE COMPARATIVELY GREATER RISKS, INCLUDING PRICE VOLATILITY AND THE RISK OF DEFAULT IN THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL, THAN HIGHER-QUALITY SECURITIES. THE HIGH YIELD BOND FUND AND THE STRATEGIC BOND FUND MAY INVEST UP TO 100% OF THEIR ASSETS IN SUCH SECURITIES. EACH OF THE TOTAL RETURN FUND, THE ASIA GROWTH FUND, THE INVESTORS FUND AND THE CAPITAL FUND MAY INVEST UP TO 20%, 10%, 5% AND 5%, RESPECTIVELY, OF ITS TOTAL ASSETS IN NON-CONVERTIBLE SECURITIES OF THIS TYPE AND MAY INVEST WITHOUT LIMIT IN CONVERTIBLE SECURITIES OF THIS TYPE. SEE 'ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.' BECAUSE THE NEW YORK MUNICIPAL MONEY MARKET FUND HAS THE ABILITY, LIKE MANY OTHER SINGLE-STATE TAX-FREE MONEY MARKET FUNDS, TO INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.


SHARES OF THE CASH MANAGEMENT FUND AND THE NEW YORK MUNICIPAL MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE CASH MANAGEMENT FUND OR THE NEW YORK MUNICIPAL MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds and should be read and retained for future reference. A Statement of Additional Information dated May 1, 1998, containing additional information about each Fund (the 'Statement of Additional Information') has been filed with the Securities and Exchange Commission (the 'SEC') and is incorporated herein by reference. It is available without charge and can be obtained by writing to the Funds at the address, or by calling the toll-free telephone number, listed above. THE SEC MAINTAINS A WEB SITE AT HTTP:/WWW.SEC.GOV THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING SALOMON BROTHERS INVESTMENT SERIES.

       ------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          SALOMON BROTHERS ASSET MANAGEMENT INC -- INVESTMENT MANAGER
                      SALOMON BROTHERS INC -- DISTRIBUTOR
                                  MAY 1, 1998
continued from previous page

SALOMON BROTHERS INVESTORS FUND INC (THE 'INVESTORS FUND') AND SALOMON BROTHERS CAPITAL FUND INC (THE 'CAPITAL FUND') (EACH A 'FUND' AND COLLECTIVELY, THE 'FUNDS'). EACH OF THE FUNDS, EXCEPT FOR THE INVESTORS FUND AND THE CAPITAL FUND, IS AN INVESTMENT PORTFOLIO OF SALOMON BROTHERS SERIES FUNDS INC, AN OPEN-END MANAGEMENT INVESTMENT COMPANY ('SERIES FUNDS'). THE INVESTORS FUND AND CAPITAL FUND ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES. EACH OF THE FUNDS HAS A SPECIFIC INVESTMENT OBJECTIVE.

------------------------------------------------------------------------------
                                    Table of Contents


                               Summary                                         4
                               Expense Information                             9
                               Financial Highlights                           15
                               Investment Objectives and Policies             30
                               Additional Investment Activities and Risk
                               Factors                                        61
                               Multiple Pricing System                        80
                               Investment Limitations                         84
                               Management                                     89
                               Determination of Net Asset Value               95
                               Purchase of Shares                             96
                               Redemption of Shares                          102
                               Performance Information                       107
                               Dividends and Distributions                   109
                               Taxation                                      111
                               Shareholder Services                          115
                               Account Services                              118
                               Capital Stock                                 119
                               Appendix A                                    A-1

-----------------------------------------------------------------
                                    Summary

THE FUNDS

Each of the Funds, except for the Investors Fund and the Capital Fund, is an investment portfolio of the Series Funds, an open-end investment company incorporated in Maryland on April 17, 1990. The Investors Fund is an open-end management investment company incorporated in Maryland on April 2, 1958. The Capital Fund is an open-end management investment company incorporated in Maryland on August 23, 1976.

Each of the Funds, except New York Municipal Money Market Fund, Asia Growth Fund and Capital Fund, is classified as a diversified Fund under the Investment Company Act of 1940, as amended (the '1940 Act').

THE FUNDS' OBJECTIVES AND POLICIES

CASH MANAGEMENT FUND. The objective of the Cash Management Fund is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund will seek to attain its objective by investing in a broad range of high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in 397 days or less, including the following:
(1) securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof, (2) obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets, (3) high quality commercial paper and other high-quality short-term debt obligations, and (4) obligations of the International Bank for Reconstruction and Development, other supranational organizations and foreign governments and their agencies and instrumentalities. The Cash Management Fund may also enter into repurchase agreements with respect to the obligations identified above.

NEW YORK MUNICIPAL MONEY MARKET FUND. The objective of the New York Municipal Money Market Fund is to seek as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The Fund seeks to achieve its objective by investing primarily in high-quality, short-term municipal obligations issued by or on behalf of the State of New York or by its instrumentalities or political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes. The Fund seeks to maintain a stable net asset value of $1.00 per share.

NATIONAL INTERMEDIATE MUNICIPAL FUND. The objective of the National Intermediate Municipal Fund is to achieve a high level of current income which is exempt from regular federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of municipal obligations. The Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase.

U.S. GOVERNMENT INCOME FUND. The objective of the U.S. Government Income Fund is to seek a high level of current income. The Fund seeks to achieve its objective by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. From time to time, a significant portion of the

SALOMON                 BROTHERS                INVESTMENT                SERIES
Fund's assets may be invested in mortgage-backed securities.

HIGH YIELD BOND FUND. The objective of the High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by the investment manager to be of comparable quality.

STRATEGIC BOND FUND. The primary objective of the Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation. The Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving the investment manager broad discretion to deploy the Fund's assets among certain segments of the fixed-income market that the investment manager believes will best contribute to achievement of the Fund's investment objectives. In pursuing its investment objectives, the Strategic Bond Fund reserves the right to invest predominantly in securities rated in medium or lower rating categories or as determined by the investment manager to be of comparable quality. Although the investment manager has the ability to invest up to 100% of the Strategic Bond Fund's assets in lower-rated securities, the investment manager does not anticipate investing in excess of 75% of the assets in such securities.

TOTAL RETURN FUND. The Total Return Fund seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities). As a secondary objective, the Fund seeks to take advantage of opportunities for growth of capital and income. The Fund seeks to achieve its objectives primarily through investments in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations.


SMALL CAP GROWTH FUND. The Small Cap Growth Fund seeks to obtain long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of U.S. issuers with market capitalizations of less than $1 billion at the time of initial purchase.


ASIA GROWTH FUND. The Asia Growth Fund's objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies (as defined under 'Investment Objectives and Policies').

INVESTORS FUND. The Investors Fund's primary objective is long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.

CAPITAL FUND. The objective of the Capital Fund is to seek capital appreciation through investments primarily in common stock, or securites convertible into common stocks, which are believed to have above-average price appreciation potential and which may also involve above-average risk. Current income is an incidental consideration.

There can be no assurance that any Fund will achieve its investment objective(s). See 'Investment Objectives and Policies.'

INVESTMENT MANAGER


Salomon Brothers Asset Management Inc ('SBAM') is the Funds' investment manager. SBAM also serves as investment manager to other investment companies and numerous individuals and institutions. See 'Management.'

SALOMON                 BROTHERS                INVESTMENT                SERIES

With respect to the Strategic Bond Fund, SBAM has entered into a subsidiary consulting agreement with its affiliate, Salomon Brothers Asset Management Limited ('SBAM Limited') pursuant to which SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Fund. Subject to the supervision of SBAM, Salomon Brothers Asia Pacific Limited ('SBAM AP') serves as sub-adviser to the Asia Growth Fund. SBAM Limited and SBAM AP are compensated by SBAM at no additional cost to the Funds. For a discussion of these arrangements, see 'Management.'

RISK FACTORS


Prospective investors should consider certain risks associated with an investment in each Fund. Certain Funds may use various investment practices that involve special considerations, including investing in high yield and/or illiquid securities, smaller capitalized companies, foreign securities (including emerging markets securities), warrants, municipal obligations, zero coupon securities, loan participations and assignments, entering into repurchase and reverse repurchase agreements, entering into securities transactions on a firm commitment or when issued basis, engaging in short sales, lending portfolio securities and high portfolio turnover rates. Certain Funds may engage in derivatives which involve special risks. Because the New York Municipal Money Market Fund significantly invests in New York municipal obligations, such Fund is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See 'Investment Objectives and Policies' and 'Additional Investment Activities and Risk Factors.'


PURCHASE OF SHARES

Shares of each Fund may be purchased at their next determined net asset value plus, in the case of Class A shares, a front end sales charge, from a selected dealer or as otherwise set forth under 'Purchase of Shares.' The minimum initial investment in any class of shares in any Fund is $500 and the minimum subsequent investment is $50. However, for Individual Retirement Accounts ('IRAs') and Self-Employed Retirement Plans (formerly, Keogh Plans), the minimum initial investment in any class of shares of any Fund is $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as Automatic Investment Plan, Automatic Dividend Diversification and Systematic Investing. See 'Purchase of Shares' and 'Shareholder Services.'

REDEMPTION OF SHARES

Each Fund redeems shares at the applicable next determined net asset value, less the applicable contingent deferred sales charge ('CDSC'), if any. The value of shares at the time of redemption may be more or less than the shareholder's cost. See 'Redemption of Shares.'

CLASSES OF SHARES

Each Fund offers three classes of shares ('Class A' shares, 'Class B' shares and 'Class C' shares) to the general public, with each class having different sales charge structures and expense levels (the 'Multiple Pricing System'). In addition, each Fund has Class O shares which are offered only to existing Class O shareholders. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances

SALOMON                 BROTHERS                INVESTMENT                SERIES
and objectives. See 'Multiple Pricing System.'

CLASS A SHARES. Class A shares are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are offered without such a charge). In addition, Class A shares are subject to an ongoing Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). Certain purchases of Class A shares qualify for a waived or reduced front end sales charge. Certain Class A shares for which the front end sales charge is waived may be subject to a CDSC of 1% within one year after the date of purchase. See 'Purchase of Shares -- Class A Shares' and 'Redemption of Shares -- Class A Share Purchases of $1 Million or More.'

CLASS B SHARES. Class B shares are offered for sale for purchases of less than $250,000. Class B shares are sold at net asset value without a front end sales charge but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining each year thereafter to 0% after the sixth year (with the exception of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption). The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class B shares are also subject to an ongoing Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and an ongoing Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). Class B shares (except for shares of the Cash Management Fund and the New York Municipal Money Market
Fund) will automatically convert, based upon relative net asset value, to Class A shares of the same Fund six years after purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee.

CLASS C SHARES. Class C shares are offered for sale for purchases of less than $1,000,000, are offered at net asset value without a front end sales charge and are subject to a CDSC of 1% of the dollar amount subject thereto on redemptions made within one year of purchase (with the exception of Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption). The CDSC is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Class C shares are subject to an ongoing Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and an ongoing Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). Class C shares (except for shares of the Cash Management Fund and the New York Municipal Money Market Fund) will automatically convert, based upon relative net asset value, to Class A shares of the same Fund ten years after purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee.

CLASS O SHARES. Each Fund also offers Class O shares. However, only Class O shareholders are permitted to purchase additional Class O shares. Class O shares

SALOMON                 BROTHERS                INVESTMENT                SERIES
are not subject to any sales charges or Rule 12b-1 fees.

For a discussion of factors to consider in selecting the most beneficial class of shares for a particular investor, see 'Multiple Pricing System -- Factors for Consideration.'

DIVIDENDS AND DISTRIBUTIONS


Substantially all of the net investment income of the Cash Management Fund, the New York Municipal Money Market Fund, the National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund and the Total Return Fund will be declared as a daily dividend, and shareholders will receive such dividends monthly. The Asia Growth Fund and the Small Cap Growth Fund will declare dividends from net investment income annually and pay them annually. The Investors Fund will pay dividends from net investment income quarterly. The Capital Fund will pay dividends from net investment income annually. Each Fund will pay net realized long-term capital gains annually. It is anticipated that the expenses incurred by each class of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) will differ and, accordingly, the dividends distributed by each such class will differ. See 'Dividends and Distributions.' Dividends and distributions are reinvested in additional shares of the same class of a Fund unless a shareholder requests otherwise. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B and Class C shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. A portion of the dividends of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund may be subject to the federal alternative minimum tax. See 'Multiple Pricing System,' 'Dividends and Distributions' and 'Taxation.'

--------------------------------------------------------------------------------
                                    Expense Information

Each Fund offers multiple classes of shares. Each share of a Fund accrues income in the same manner, but certain expenses differ based upon the class. The following tables are intended to assist investors in understanding the various costs and expenses borne by each class of shares of each Fund:

                                            CLASS A          CLASS B                   CLASS C     CLASS O(d)
SHAREHOLDER TRANSACTION EXPENSES*
Maximum Sales Charge Imposed on
Purchases of Shares (as a percentage of
offering price)
  All Funds except Cash Management Fund
    and New York Municipal Money Market
    Fund                                    4.75%(a)         None                      None        None
  Cash Management Fund                      None             None                      None        None
  New York Municipal Money Market Fund      None             None                      None        None
Sales Charge Imposed on Reinvested
Dividends
  All Funds                                 None             None                      None        None
Contingent Deferred Sales Charge
(as a percentage of original purchase
price or redemption price, whichever is
lower)
  All Funds except Cash Management Fund
    and New York Municipal Money Market
    Fund                                    1% during the    5% first year,            1% during   None
                                            first year for   5% second year,           the first
                                            purchases of     4% third year,            year(c)
                                            $1 million or    3% fourth year,
                                            more(b)          2% fifth year,
                                                             1% sixth year, and
                                                             0% after sixth year(c)
  Cash Management Fund                      None             None                      None        None
  New York Municipal Money Market Fund      None             None                      None        None
Redemption Fees
  All Funds                                 None             None                      None        None
Exchange Fee
  All Funds                                 None             None                      None        None

       ------------------------------------------------------------------

(a) Reduced for purchases of $50,000 and over, decreasing to 0% for purchases of $1,000,000 and over. See 'Purchase of Shares -- Class A Shares.'

(b) See 'Purchase of Shares -- Class A Shares' and 'Redemption of Shares -- Class A Shares.'

(c) See 'Purchase of Shares -- Class B Shares' and ' -- Class C Shares' and 'Redemption of Shares -- Class B Shares' and ' -- Class C Shares.'

(d) Only Class O shareholders are permitted to purchase additional Class O shares.

 * Under certain circumstances, certain broker/dealers may impose additional transaction fees on the purchase and/or sale of shares. See 'Purchase of Shares.'

SALOMON                 BROTHERS                INVESTMENT                SERIES

ANNUAL FUND OPERATING EXPENSES:

Information in the table below is given as a percentage of average daily net assets, and, unless otherwise indicated is based on each Fund's operating expenses for the fiscal year ended December 31, 1997.


FUND                                                             CLASS A        CLASS B        CLASS C        CLASS O
CASH MANAGEMENT
  Management fees (after waiver)'D'                                      .05%           .05%           .05%           .05%
  Rule 12b-1 fees                                                         --             --             --             --
  Other expenses*                                                        .50%           .50%           .50%           .50%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver)'D'                        .55%           .55%           .55%           .55%

NEW YORK MUNICIPAL MONEY MARKET
  Management fees                                                        .20%           .20%           .20%           .20%
  Rule 12b-1 fees                                                         --             --             --             --
  Other expenses*                                                        .30%           .23%           .27%           .27%
                                                                         ---            ---            ---            ---
  Total fund operating expenses                                          .50%           .43%           .47%           .47%

NATIONAL INTERMEDIATE MUNICIPAL
  Management fees (after waiver)'D'                                       --             --             --             --
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses (after reimbursement)*'D'                               .50%           .50%           .50%           .50%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver and
  reimbursement)'D'                                                     0.75%          1.50%          1.50%          0.50%

U.S. GOVERNMENT INCOME
  Management fees (after waiver)'D'                                       --             --             --             --
  Rule 12b-1 fees**                                                      .25%          1.00%          1.05%            --
  Other expenses (after reimbursement)*'D'                               .60%           .60%           .59%           .60%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver and
  reimbursement)'D'                                                     0.85%          1.60%          1.59%          0.60%

HIGH YIELD BOND
  Management fees (after waiver)'D'                                      .65%           .65%           .65%           .65%
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses*                                                        .34%           .34%           .34%           .34%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver)'D'                       1.24%          1.99%          1.99%          0.99%

STRATEGIC BOND
  Management fees (after waiver)'D'                                      .46%           .46%           .46%           .46%
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses*                                                        .53%           .53%           .53%           .50%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver)'D'                       1.24%          1.99%          1.99%           .96%

TOTAL RETURN
  Management fees (after waiver)'D'                                      .16%           .16%           .16%           .16%
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses*                                                        .44%           .44%           .44%           .44%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver)'D'                        .85%          1.60%          1.60%           .60%

SMALL CAP GROWTH
  Management fees***                                                     .80%           .80%           .80%           .80%
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses (after reimbursement)*, ***                             .45%           .45%           .45%           .45%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after reimbursement)***                1.50%          2.25%          2.25%          1.25%

ASIA GROWTH
  Management fees (after waiver)'D'                                       --             --             --             --
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses (after reimbursement)*'D'                               .99%           .99%           .99%           .99%
                                                                         ---            ---            ---            ---
  Total fund operating expenses (after waiver and
  reimbursement)'D'                                                     1.24%          1.99%          1.99%           .99%

INVESTORS
  Management fees                                                        .52%           .52%           .52%           .52%
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses*                                                        .18%           .18%           .18%           .17%
                                                                         ---            ---            ---            ---
  Total fund operating expenses                                          .95%          1.70%          1.70%           .69%

CAPITAL
  Management fees                                                        .90%           .90%           .90%           .90%
  Rule 12b-1 fees**                                                      .25%          1.00%          1.00%            --
  Other expenses*                                                        .31%           .30%           .31%           .32%
                                                                         ---            ---            ---            ---
  Total fund operating expenses                                         1.46%          2.20%          2.21%          1.22%

SALOMON                 BROTHERS                INVESTMENT                SERIES


'D'        Reflects the voluntary waiver of management fees and, with respect to certain Funds, reimbursement of certain expenses by SBAM. With respect to the Total Return Fund, Management fees and Total fund operating expenses are based on estimated amounts for the fiscal year ending December 31, 1998. The chart below shows what the ratio of management fees, other expenses and total fund operating expenses to average daily net assets would have been for each class absent such waiver and reimbursement.






FUND                                                                     CLASS A      CLASS B      CLASS C      CLASS O
CASH MANAGEMENT
 Management fees                                                            0.20%        0.20%        0.20%        0.20%
 12b-1 fees                                                                --           --           --           --
 Other expenses                                                             0.50%        0.50%        0.50%        0.50%
                                                                            -----        -----        -----        -----
 Total fund operating expenses                                              0.70%        0.70%        0.70%        0.70%
NATIONAL INTERMEDIATE MUNICIPAL
 Management fees                                                            0.50%        0.50%        0.50%        0.50%
 12b-1 fees                                                                 0.25%        1.00%        1.00%       --
 Other expenses                                                             1.07%        1.07%        1.07%        1.07%
                                                                            -----        -----        -----        -----
 Total fund operating expenses                                              1.82%        2.57%        2.57%        1.57%
U.S. GOVERNMENT INCOME
 Management fees                                                            0.60%        0.60%        0.60%        0.60%
 12b-1 fees                                                                 0.25%        1.00%        1.00%       --
 Other expenses                                                             1.17%        1.17%        1.16%        1.17%
                                                                            -----        -----        -----        -----
 Total fund operating expenses                                              2.02%        2.77%        2.76%        1.77%
HIGH YIELD BOND
 Management fees                                                            0.75%        0.75%        0.75%        0.75%
 12b-1 fees                                                                 0.25%        1.00%        1.00%       --
 Other expenses                                                             0.34%        0.34%        0.33%        0.34%
                                                                            -----        -----        -----        -----
 Total fund operating expenses                                              1.34%        2.09%        2.08%        1.09%
STRATEGIC BOND
 Management fees                                                            0.75%        0.75%        0.75%        0.75%
 12b-1 fees                                                                 0.25%        1.00%        1.00%       --
 Other expenses                                                             0.53%        0.53%        0.53%        0.50%
                                                                            -----        -----        -----        -----
 Total fund operating expenses                                              1.53%        2.28%        2.28%        1.25%
TOTAL RETURN
 Management fees                                                            0.55%        0.55%        0.55%        0.55%
 12b-1 fees                                                                 0.25%        1.00%        1.00%       --
 Other expenses                                                             0.44%        0.44%        0.44%        0.45%
                                                                            -----        -----        -----        -----
 Total fund operating expenses                                              1.24%        1.99%        1.99%        1.00%
ASIA GROWTH
 Management fees                                                            0.80%        0.80%        0.80%        0.80%
 12b-1 fees                                                                 0.25%        1.00%        1.00%       --
 Other expenses                                                             2.76%        2.76%        2.76%        2.76%
                                                                            -----        -----        -----        -----
 Total fund operating expenses                                              3.81%        4.56%        4.56%        3.56%






*          'Other expenses' include fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees and except as indicated elsewhere, are based on the Fund's operating expenses for the fiscal year ended December 31, 1997.
**         Upon conversion to Class A shares, Class B and Class C shares will no longer be subject to a distribution fee. Salomon Brothers receives an annual Rule 12b-1 service fee of .25% of the value of average daily net assets of Class A shares, and receives an annual Rule 12b-1 fee of 1.00% of the value of average daily net assets of Class B and Class C shares, consisting of a .75%
           distribution fee and a .25% service fee. See 'Multiple Pricing System -- Conversion Feature.'
***        Reflects the voluntary agreement by SBAM to impose an expense cap for the fiscal year ending
           December 31, 1998 on the Fund's total fund operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at the amounts shown in the table through the reimbursement of expenses. Absent such reimbursements, the ratio of other expenses to average daily net assets would be 1.77% for each Class and the ratio of total fund operating expenses to average daily net assets would be 2.82%, 3.57%, 3.57% and 2.57% for Class A,
           Class B, Class C and Class O shares, respectively.

SALOMON                 BROTHERS                INVESTMENT                SERIES


Class A shares of a Fund purchased through a commission replacement program sponsored by certain selected dealers will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the program.


The fees and expenses listed under the caption 'Annual Fund Operating Expenses' are described in this Prospectus under the captions 'Management' and 'Purchase of Shares -- Distributor.'

For additional information with respect to the expenses identified in the table above, see 'Management' in the Statement of Additional Information.

EXAMPLE:

The following table demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in each class of each Fund. The example assumes payment by each Fund of operating expenses at the levels set forth in the preceding table and are also based upon the following assumptions:

An investor would pay the following expenses on a $1,000 investment, assuming:
(1) 5% annual return; and (2) redemption at the end of each time period, with the exception of the lines marked 'Class B No redemption,' in which case it is assumed that no redemption is made at the end of each time period:


FUND                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
CASH MANAGEMENT
  Class A Shares                                                $  6      $  18      $  31       $ 69
  Class B Shares                                                $  6      $  18      $  31       $ 69
  Class C Shares                                                $  6      $  18      $  31       $ 69
  Class O Shares                                                $  6      $  18      $  31       $ 69

NEW YORK MUNICIPAL MONEY MARKET
  Class A Shares                                                $  5      $  15      $  26       $ 59
  Class B Shares                                                $  5      $  15      $  26       $ 59
  Class C Shares                                                $  5      $  15      $  26       $ 59
  Class O Shares                                                $  5      $  15      $  26       $ 59

NATIONAL INTERMEDIATE MUNICIPAL
  Class A Shares*                                               $ 60      $  85      $ 113       $192
  Class B Shares**                                              $ 70      $ 103      $ 128       $196***
  Class B No redemption                                         $ 20      $  63      $ 108       $196***
  Class C Shares**                                              $ 30      $  63      $ 108       $233
  Class O Shares                                                $ 10      $  32      $  55       $122

U.S. GOVERNMENT INCOME
  Class A Shares*                                               $ 60      $  85      $ 113       $192
  Class B Shares**                                              $ 70      $ 103      $ 128       $196***
  Class B No redemption                                         $ 20      $  63      $ 108       $196***
  Class C Shares**                                              $ 30      $  63      $ 108       $233
  Class O Shares                                                $ 10      $  32      $  55       $122

HIGH YIELD BOND
  Class A Shares*                                               $ 60      $  85      $ 113       $192
  Class B Shares**                                              $ 70      $ 103      $ 128       $196***
  Class B No redemption                                         $ 20      $  63      $ 108       $196***
  Class C Shares**                                              $ 30      $  63      $ 108       $233
  Class O Shares                                                $ 10      $  32      $  55       $122

SALOMON                 BROTHERS                INVESTMENT                SERIES


FUND                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
STRATEGIC BOND
  Class A Shares*                                               $ 60      $  85      $ 113       $192
  Class B Shares**                                              $ 70      $ 103      $ 128       $196***
  Class B No redemption                                         $ 20      $  63      $ 108       $196***
  Class C Shares**                                              $ 30      $  63      $ 108       $233
  Class O Shares                                                $ 10      $  32      $  55       $122
TOTAL RETURN
  Class A Shares*                                               $ 57      $  78      $ 100       $164
  Class B Shares**                                              $ 68      $  95      $ 115       $168***
  Class B No redemption                                         $ 18      $  55      $  95       $168***
  Class C Shares**                                              $ 28      $  55      $  95       $206
  Class O Shares                                                $  8      $  24      $  42       $ 93
SMALL CAP GROWTH
  Class A Shares*                                               $ 62      $  93      $ 126       $218
  Class B Shares**                                              $ 73      $ 110      $ 140       $222***
  Class B No redemption                                         $ 23      $  70      $ 120       $222***
  Class C Shares**                                              $ 33      $  70      $ 120       $258
  Class O Shares                                                $ 13      $  40      $  69       $151
ASIA GROWTH
  Class A Shares*                                               $ 62      $  93      $ 126       $218
  Class B Shares**                                              $ 73      $ 110      $ 140       $222***
  Class B No redemption                                         $ 23      $  70      $ 120       $222***
  Class C Shares**                                              $ 33      $  70      $ 120       $258
  Class O Shares                                                $ 13      $  40      $  69       $151
INVESTORS
  Class A Shares*                                               $ 57      $  76      $  98       $159
  Class B Shares**                                              $ 67      $  94      $ 112       $163***
  Class B No redemption                                         $ 17      $  54      $  92       $163***
  Class C Shares**                                              $ 27      $  54      $  92       $201
  Class O Shares                                                $  7      $  22      $  38       $ 86
CAPITAL FUND
  Class A Shares*                                               $ 62      $  92      $ 124       $214
  Class B Shares**                                              $ 72      $ 109      $ 138       $218***
  Class B No redemption                                         $ 22      $  69      $ 118       $218***
  Class C Shares**                                              $ 32      $  69      $ 118       $254
  Class O Shares                                                $ 12      $  39      $  67       $148


* Assumes deduction at the time of purchase of the maximum 4.75% sales charge.

** Assumes deduction at the time of redemption of the maximum CDSC applicable for that time period.

*** Reflects the conversion to Class A shares six years after purchase, and therefore years seven through ten reflect Class A expenses.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES FOR ANY OF THE FUNDS MAY BE HIGHER OR LOWER THAN THE AMOUNTS SHOWN. Moreover, while the example assumes a 5% annual return, each Fund's performance will vary and may result in a return greater or less than 5%.

The information in the foregoing summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
                                    Financial Highlights


The following data per share of capital stock outstanding throughout each period and ratios should be read in conjunction with the financial statements of the applicable Fund contained in the Annual Report to Shareholders.
The financial statements and financial highlights of the National Intermediate Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund and the Asia Growth Fund for the periods indicated and the financial statements and financial highlights of the Cash Management Fund, the New York Municipal Money Market Fund, the Investors Fund and the Capital Fund for each of the five years in the period ended December 31, 1997, have been audited by Price Waterhouse LLP, whose unqualified report thereon appears in the 1997 Annual Report of Salomon Brothers Investment Series, which is incorporated by reference in the Statement of Additional Information. As of the close of business on December 31, 1994, all existing shares of the Cash Management Fund and the Investors Fund were reclassified as Class O shares. As of the close of business on October 31, 1996, all existing shares of the New York Municipal Money Market Fund and the Capital Fund were reclassified as Class O shares.

SALOMON                 BROTHERS                INVESTMENT                SERIES

                              CASH MANAGEMENT FUND


                                                        CLASS A                              CLASS B
                                                                  YEAR ENDED DECEMBER 31,
                                              1997        1996        1995        1997        1996        1995
Net asset value, beginning of period        $  1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                                            --------     -------     -------     -------     -------     -------
Net investment income                          0.051       0.050       0.044       0.051       0.050       0.043
Dividends from net investment income          (0.051)     (0.050)     (0.044)     (0.051)     (0.050)     (0.043)
                                            --------     -------     -------     -------     -------     -------
Net asset value, end of period              $  1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
                                            --------     -------     -------     -------     -------     -------
                                            --------     -------     -------     -------     -------     -------
Net assets, end of period (thousands)       $18,246      $8,175      $1,756      $4,151      $3,920      $2,238
Total return*                                 +5.2  %     +5.1  %     +4.5  %     +5.2  %     +5.1  %     +4.4  %
Ratios to average net assets:
 Expenses                                      0.55 %      0.55 %      0.55 %      0.55 %      0.55 %      0.55 %
 Net investment income                         5.11 %      4.95 %      5.42 %      5.10 %      4.95 %      5.38 %
Before applicable waiver of management
 fee, expenses absorbed by SBAM and
 credits earned on custodian cash
 balances, net investment income per
 share and expense ratios would have
 been:
 Net investment income per share            $  0.049     $ 0.047     $ 0.037     $ 0.049     $ 0.047     $ 0.037
 Expense ratio                                 0.70 %      0.82 %      1.35 %      0.70 %      0.82 %      1.34 %


       ------------------------------------------------------------------


(a)        October 2, 1990, commencement of operations, through December 31, 1990.
*          Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.
**         Annualized.

SALOMON                 BROTHERS                INVESTMENT                SERIES


                      CLASS C                                                    CLASS O
                                                     YEAR ENDED DECEMBER 31,
           1997         1996         1995         1997         1996         1995         1994         1993         1992
         $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
         --------     --------     --------     --------     --------     --------     --------     --------     --------
            0.051        0.050        0.043        0.051        0.050        0.055        0.038        0.027        0.033
           (0.051)      (0.050)      (0.043)      (0.051)      (0.050)      (0.055)      (0.038)      (0.027)      (0.033)
         --------     --------     --------     --------     --------     --------     --------     --------     --------
         $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
         --------     --------     --------     --------     --------     --------     --------     --------     --------
         --------     --------     --------     --------     --------     --------     --------     --------     --------
         $1,806       $435         $183         $19,872      $14,225      $6,684       $19,127      $15,049      $11,613
           +5.2%        +5.1%        +4.4%        +5.2%        +5.1%        +5.6%        +3.9%        +2.7%        +3.4%
            0.55%        0.55%        0.55%        0.55%        0.55%        0.55%        0.61%        0.65%        0.65%
            5.16%        4.95%        5.40%        5.10%        4.95%        5.46%        3.79%        2.68%        3.41%
         $  0.049     $  0.047     $  0.036     $  0.049     $  0.047     $  0.047     $  0.036     $  0.025     $  0.030
            0.70%        0.82%        1.34%        0.70%        0.82%        1.34%        0.81%        0.85%        0.85%


                          PERIOD
                           ENDED
                        DECEMBER 31,
             1991         1990(a)
           $  1.000       $  1.000
           --------     ------------
              0.055          0.019
             (0.055)        (0.019)
           --------     ------------
           $  1.000       $  1.000
           --------     ------------
           --------     ------------
           $22,982      10$,293
             +5.7%          +1.9  %
              0.65%          0.65 %**
              5.43%          7.46 %**
           $  0.053       $  0.018
              0.85%          0.97 %**

SALOMON                 BROTHERS                INVESTMENT                SERIES

                      NEW YORK MUNICIPAL MONEY MARKET FUND


                                                  CLASS A                     CLASS B                     CLASS C
                                          YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             1997        1996(a)         1997        1996(a)         1997        1996(a)
Net asset value, beginning of period        $1.000     $  1.000        $1.000        $1.000        $1.000        $1.000
                                            ------      ------         ------        ------           ------     ------
Net investment income                        0.034        0.006         0.034         0.006         0.034         0.006
Dividends from net investment income        (0.034)      (0.006)       (0.034)       (0.006)       (0.034)       (0.006)
                                            ------      ------         ------        ------        ------       ------
Net asset value, end of period              $1.000     $  1.000        $1.000        $1.000        $1.000        $1.000
                                            ------      ------          ------       ------        ------        ------
                                            ------      ------          ------       ------        ------        ------
Net assets, end of period (thousands)       $3,808         $360        $   25           $25        $   25           $25
Total return*                                 +3.5%        +0.6%         +3.5%         +0.6%         +3.5%         +0.6%
Ratios to average net assets:
 Expenses                                     0.50%        0.38%**       0.43%         0.40%**       0.47%         0.40%**
 Net investment income                        3.39%        3.56%**       3.32%         3.40%**       3.40%         3.40%**
Before applicable waiver of management
 fee, expenses absorbed by SBAM and
 credits earned on custodian cash
 balances, net investment income per
 share and expense ratios would have
 been:
 Net investment income per share            --           $  0.006       --            $0.006        --            $0.006
 Expense ratio                              --              0.39 %**    --             0.41 %**     --             0.41 %**


       ------------------------------------------------------------------


(a)        November 1, 1996, commencement of investment operations, through December 31, 1996.
(b)        October 2, 1990, commencement of investment operations, through December 31, 1990.
*          Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.
**         Annualized.

SALOMON                 BROTHERS                INVESTMENT                SERIES


                                   CLASS O
                           YEAR ENDED DECEMBER 31,
         ------------------------------------------------------------
           1997         1996         1995         1994         1993
         $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
         --------     --------     --------     --------     --------
            0.034        0.032        0.037        0.027        0.023
           (0.034)      (0.032)      (0.037)      (0.027)      (0.023)
         --------     --------     --------     --------     --------
         $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
         --------     --------     --------     --------     --------
         --------     --------     --------     --------     --------
         $305,419     $273,734     $226,549     $269,788     $262,413
           +3.5%        +3.3%        +3.7%        +2.7%        +2.3%
            0.47%        0.53%        0.43%        0.41%        0.41%
            3.39%        3.25%        3.67%        2.63%        2.31%
            --        $  0.032     $  0.037       --           --
            --           0.53%        0.45%       --           --


                                      PERIOD ENDED
              1992         1991   DECEMBER 31, 1990(b)
            $    1.000   $  1.000       $  1.000
            ---------    --------        -------
                 0.031      0.047          0.014
                (0.031)    (0.047)        (0.014)
            ---------    --------        -------
            $    1.000   $  1.000       $  1.000
            ---------    --------        -------
            ---------    --------        -------
             $ 263,685   $154,782       $34,529
                +3.1 %     +4.8%          +1.4  %
                 0.42%      0.60%          0.64 %**
                 3.07%      4.63%          5.79 %**
                   --      --           $  0.012
                   --      --              1.23 %**

SALOMON                 BROTHERS                INVESTMENT                SERIES

                      NATIONAL INTERMEDIATE MUNICIPAL FUND



                                                      CLASS A                                      CLASS B
                                                                      PERIOD                                       PERIOD
                                      YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED       ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1997           1996         1995(a)          1997           1996         1995(a)
Net asset value, beginning of
 period                                 $10.35         $10.43         $10.00         $10.33         $10.42         $10.00
                                         -----          -----          -----          -----          -----          -----
Net investment income                     0.48           0.48           0.40           0.40           0.40           0.34
Net gain (loss) on investments
 (both realized and unrealized)           0.28          (0.06)          0.46           0.28          (0.06)          0.45
                                         -----          -----          -----          -----          -----          -----
Total from investment operations          0.76           0.42           0.86           0.68           0.34           0.79
                                         -----          -----          -----          -----          -----          -----
Dividends from net investment
 income                                  (0.48)         (0.48)         (0.40)         (0.40)         (0.41)         (0.34)
Distributions in excess of net
 investment income                        --             --             --            (0.01)         --             --
Distributions from net realized
 gain on investments                     (0.01)         (0.02)         (0.03)         (0.01)         (0.02)         (0.03)
                                         -----          -----          -----          -----          -----          -----
Total dividends and distributions        (0.49)         (0.50)         (0.43)         (0.42)         (0.43)         (0.37)
                                         -----          -----          -----          -----          -----          -----
Net asset value, end of period          $10.62         $10.35         $10.43         $10.59         $10.33         $10.42
                                         -----          -----          -----          -----          -----          -----
                                         -----          -----          -----          -----          -----          -----
Net assets, end of period
 (thousands)                            $1,063          $696           $569         $1,295           $702           $432
Total return*                            +7.5 %         +4.2 %         +8.7 %         +6.7 %         +3.4 %         +8.0 %
Ratios to average net assets:
 Expenses                                 0.75%          0.75%          0.75%**        1.50%          1.50%          1.50%**
 Net investment income                    4.53%          4.62%          4.63%**        3.75%          3.88%          3.85%**
Portfolio turnover rate                   1   %         19   %         29   %          1   %         19   %         29   %
Before applicable waiver of
 management fee, expenses absorbed
 by SBAM and credits earned on
 custodian cash balances, net
 investment income per share and
 expense ratios would have been:
 Net investment income per share         $0.36          $0.35          $0.32          $0.28          $0.27          $0.25
 Expense ratio                            1.82%          2.02%          1.71%**        2.57%          2.77%          2.45%**

                          U.S. GOVERNMENT INCOME FUND

                                                      CLASS A                                      CLASS B
                                                                      PERIOD                                       PERIOD
                                      YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED       ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1997           1996         1995(a)          1997           1996         1995(a)
Net asset value, beginning of
 period                                 $10.07         $10.32         $10.00         $10.06         $10.32         $10.00
                                         -----          -----          -----          -----          -----          -----
Net investment income                     0.58           0.54           0.49           0.51           0.46           0.43
Net gain (loss) on investments
 (both realized and unrealized)           0.19          (0.19)          0.43           0.19          (0.20)          0.43
                                         -----          -----          -----          -----          -----          -----
Total from investment operations          0.77           0.35           0.92           0.70           0.26           0.86
                                         -----          -----          -----          -----          -----          -----
Dividends from net investment
 income                                  (0.54)         (0.54)         (0.49)         (0.46)         (0.46)         (0.43)
Distributions from net realized
 gain on investments                     (0.10)         (0.06)         (0.10)         (0.10)         (0.06)         (0.10)
Distributions in excess of net
 realized gain on investments            --             --             (0.01)         --             --             (0.01)
                                         -----          -----          -----          -----          -----          -----
Total dividends and distributions        (0.64)         (0.60)         (0.60)         (0.56)         (0.52)         (0.54)
                                         -----          -----          -----          -----          -----          -----
Net asset value, end of period          $10.20         $10.07         $10.32         $10.20         $10.06         $10.32
                                         -----          -----          -----          -----          -----          -----
                                         -----          -----          -----          -----          -----          -----
Net assets, end of period
 (thousands)                            $1,320          $1,188           $278        $2,531         $1,266           $572
Total return*                            +7.9 %         +3.6 %         +9.5 %         +7.2 %         +2.7 %         +8.8 %
Ratios to average net assets:
 Expenses                                 0.85%          0.84%          0.85%**        1.60%          1.59%          1.60%**
 Net investment income                    5.77%          5.22%          5.67%**        4.96%          4.51%          4.85%**
Portfolio turnover rate                 261   %        365   %        230   %        261   %        365   %        230   %
Before applicable waiver of
 management fee, expenses absorbed
 by SBAM and credits earned on
 custodian cash balances, net
 investment income per share and
 expense ratios would have been:
 Net investment income per share         $0.47          $0.38          $0.40          $0.39          $0.30          $0.34
 Expense ratio                            2.02%          2.21%          1.90%**        2.77%          2.96%          2.64%**

                                 ------------------------------------------------------------------
 (a)        February 22, 1995, commencement of investment operations, through December 31, 1995.

*          Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

**         Annualized.

SALOMON                 BROTHERS                INVESTMENT                SERIES


                            CLASS C                                            CLASS O
                                              PERIOD                                             PERIOD
          YEAR ENDED       YEAR ENDED         ENDED          YEAR ENDED       YEAR ENDED         ENDED
         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
             1997             1996           1995(a)            1997             1996           1995(a)
            $10.33           $10.42           $10.00          $  10.34          $10.43           $10.00
             -----            -----            -----            ------           -----            -----
              0.40             0.40             0.34              0.50            0.50             0.42
              0.28            (0.06)            0.45              0.28           (0.07)            0.46
             -----            -----            -----            ------           -----            -----
              0.68             0.34             0.79              0.78            0.43             0.88
             -----            -----            -----            ------           -----            -----

             (0.40)           (0.41)           (0.34)            (0.50)          (0.50)           (0.42)
             (0.01)           --               --                --              --               --
             (0.01)           (0.02)           (0.03)            (0.01)          (0.02)           (0.03)
             -----            -----            -----            ------           -----            -----
             (0.42)           (0.43)           (0.37)            (0.51)          (0.52)           (0.45)
             -----            -----            -----            ------           -----            -----
            $10.59           $10.33           $10.42          $  10.61          $10.34           $10.43
             -----            -----            -----            ------           -----            -----
             -----            -----            -----            ------           -----            -----
            $514             $468             $271            $11,286           $9,786           $9,675
             +6.7 %           +3.4 %           +8.0 %            +7.8 %          +4.3 %           +9.0 %
              1.50%            1.50%            1.50%**           0.50%           0.50%            0.50%**
              3.81%            3.88%            3.85%**           4.79%           4.88%            4.86%**
              1   %           19   %           29   %             1   %          19   %           29   %
            $ 0.28           $ 0.27           $ 0.25          $   0.39          $ 0.37           $ 0.34
              2.57%            2.77%            2.46%**           1.57%           1.77%            1.46%**


                            CLASS C                                            CLASS O

                                              PERIOD                                             PERIOD
          YEAR ENDED       YEAR ENDED         ENDED          YEAR ENDED       YEAR ENDED         ENDED
         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
             1997             1996           1995(a)            1997             1996           1995(a)
            $10.05           $10.32           $10.00           $10.06           $10.32           $10.00
             -----            -----            -----            -----            -----            -----
              0.51             0.46             0.43             0.61             0.56             0.52
              0.19            (0.21)            0.43             0.18            (0.20)            0.42
             -----            -----            -----            -----            -----            -----
              0.70             0.25             0.86             0.79             0.36             0.94
             -----            -----            -----            -----            -----            -----
             (0.46)           (0.46)           (0.43)           (0.56)           (0.56)           (0.52)
             (0.10)           (0.06)           (0.10)           (0.10)           (0.06)           (0.10)
             --               --               (0.01)           --               --               --
             -----            -----            -----            -----            -----            -----
             (0.56)           (0.52)           (0.54)           (0.66)           (0.62)           (0.62)
             -----            -----            -----            -----            -----            -----
            $10.19           $10.05           $10.32           $10.19           $10.06           $10.32
             -----            -----            -----            -----            -----            -----
             -----            -----            -----            -----            -----            -----
            $751             $422             $273             $9,553           $9,375           $9,552
             +7.0 %           +2.7 %           +8.8 %           +8.1 %           +3.7 %           +9.7 %
              1.59%            1.60%            1.60%**          0.60%            0.60%            0.60%**
              4.94%            4.51%            4.92%**          6.01%            5.53%            5.92%**
            261   %          365   %          230   %          261   %          365   %          230   %
            $ 0.39           $ 0.31           $ 0.34           $ 0.49           $ 0.41           $ 0.42
              2.76%            2.97%            2.64%**          1.77%            1.97%            1.64%**

SALOMON                 BROTHERS                INVESTMENT                SERIES

                              HIGH YIELD BOND FUND


                                                 CLASS A                                      CLASS B
                                    YEAR           YEAR          PERIOD          YEAR           YEAR          PERIOD
                                   ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    1997           1996         1995(a)          1997           1996         1995(a)
Net asset value, beginning of
 period                          $    11.54      $  10.53       $  10.00       $   11.53     $    10.53      $   10.00
                                ------------       ------         ------        ------------   ------------   ------------
Net investment income                  1.06          1.10           0.92            0.98           1.02           0.85
Net gain on investments (both
 realized and unrealized)              0.38          1.11           0.67            0.37           1.11           0.68
                                ------------       ------         ------        ------------   ------------   ------------
Total from investment operations       1.44         2.21            1.59            1.35           2.13           1.53
                                ------------       ------         ------        ------------   ------------   ------------
Dividends from net investment
 income                               (1.05)        (1.10)         (0.91)          (0.98)         (1.03)         (0.85)
Distributions from net realized
 gain on investments                  (0.19)        (0.10)         (0.15)          (0.19)         (0.10)         (0.15)
                                ------------       ------         ------        ------------   ------------   ------------
Total dividends and
 distributions                        (1.24)        (1.20)         (1.06)          (1.17)         (1.13)         (1.00)
                                ------------       ------         ------        ------------   ------------   ------------
Net asset value, end of period   $    11.74      $  11.54       $  10.53      $    11.71     $    11.53     $    10.53
                                ------------       ------         ------        ------------   ------------   ------------
                                ------------       ------         ------        ------------   ------------   ------------
Net assets, end of period
 (thousands)                       $169,721       $65,935        $10,789        $329,672       $106,797        $10,108
Total return*                        +13.0 %       +21.9 %        +16.6 %         +12.2 %        +21.2 %        +15.7 %
Ratios to average net assets:
 Expenses                              1.24%         1.24%          1.24%**         1.99%          1.99%          1.96%**
 Net investment income                 8.66%         9.38%         10.58%**         7.90%          8.49%          9.53%**
Portfolio turnover rate               79   %        85   %        109   %          79   %         85   %        109   %
Before applicable waiver of
 management fee, expenses
 absorbed by SBAM and credits
 earned on custodian cash
 balances, net investment income
 per share and expense ratios
 would have been:
 Net investment income per share  $    1.04      $   1.09       $   0.87      $     0.97     $     1.01     $     0.80
 Expense ratio                         1.34%         1.50%          1.80%**         2.09%          2.24%          2.51%**


                              STRATEGIC BOND FUND


                                                 CLASS A                                      CLASS B
                                    YEAR           YEAR          PERIOD          YEAR           YEAR          PERIOD
                                   ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    1997           1996         1995(a)          1997           1996         1995(a)
Net asset value, beginning of
 period                          $    10.83      $  10.53       $  10.00      $   10.82      $    10.53      $   10.00
                                ------------       ------         ------        ------------
Net investment income                  0.76'SS'      0.87'SS'       0.84           0.67'SS'        0.79'SS'       0.76
Net gain on investments (both
 realized and unrealized)              0.41          0.55           0.78           0.41            0.53           0.79
                                ------------       ------         ------        ------------   ------------   ------------
Total from investment operations       1.17          1.42           1.62           1.08            1.32           1.55
                                ------------       ------         ------        ------------   ------------   ------------
Dividends from net investment
 income                               (0.89)        (0.94)         (0.85)         (0.80)          (0.85)         (0.78)
Dividends in excess of net
 investment income                    --            (0.01)         --              --             (0.01)         --
Distributions from net realized
 gain on investments                  (0.17)        (0.17)         (0.24)         (0.17)          (0.17)         (0.24)
                                ------------       ------         ------        ------------   ------------   ------------
Total dividends and
 distributions                        (1.06)        (1.12)         (1.09)         (0.97)          (1.03)         (1.02)
                                ------------       ------         ------        ------------   ------------   ------------
Net asset value, end of period   $    10.94      $  10.83       $  10.53        $ 10.93      $    10.82     $    10.53
                                ------------       ------         ------        ------------   ------------   ------------
                                ------------       ------         ------        ------------   ------------   ------------
Net assets, end of period
 (thousands)                     $17,150         $8,345         $ 513         $47,921          $14,291         $ 1,879
Total return*                        +11.2 %       +14.1 %        +16.8 %        +10.4 %         +13.0 %        +16.1 %
Ratios to average net assets:
 Expenses                              1.24%         1.24%          1.23%**        1.99%           1.98%          1.97%**
 Net investment income                 6.99%         8.09%          9.51%**        6.12%           7.34%          8.75%**
Portfolio turnover rate              184   %       122   %        161   %         184   %          122   %        161   %
Before applicable waiver of
 management fee, expenses
 absorbed by SBAM and credits
 earned on custodian cash
 balances, net investment income
 per share and expense ratios
 would have been:
 Net investment income per share   $   0.73     $   0.79        $   0.76      $     0.64     $     0.71     $     0.69
 Expense ratio                         1.53%         1.98%          2.11%**         2.28%          2.73%          2.85%**


       ------------------------------------------------------------------

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.

'SS' Per share information calculated using the average shares outstanding method, which more accurately represents amounts.

* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

**  Annualized.

SALOMON                 BROTHERS                INVESTMENT                SERIES


                            CLASS C                                            CLASS O
             YEAR             YEAR            PERIOD            YEAR             YEAR            PERIOD
            ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
             1997             1996           1995(a)            1997             1996           1995(a)
          $    11.52        $  10.53         $  10.00         $  11.53         $  10.54         $  10.00
         ------------        ------           ------           ------           ------           ------
                0.99            1.02             0.85             1.08             1.16             0.95
                0.36            1.10             0.68             0.40             1.05             0.67
         ------------        ------           ------           ------           ------           ------
                1.35            2.12             1.53             1.48             2.21             1.62
         ------------        ------           ------           ------           ------           ------
               (0.98)          (1.03)           (0.85)           (1.07)           (1.12)           (0.93)
               (0.19)          (0.10)           (0.15)           (0.19)           (0.10)           (0.15)
         ------------         ------           ------           ------           ------           ------
               (1.17)          (1.13)           (1.00)           (1.26)           (1.2)           (1.08)
         ------------         ------           ------           ------           ------           ------
          $    11.70        $  11.52         $  10.53         $  11.75         $  11.53         $  10.54
         ------------         ------           ------           ------           ------           ------
         ------------         ------           ------           ------           ------           ------
          $76,042           $13,773          $1,274           $2,386           $ 393            $7,854
              +12.2 %         +21.1 %          +15.8 %          +13.4 %          +22.0 %          +16.8 %
                1.99%           1.99%            1.98%**          0.99%            0.99%            1.00%**
                7.87%           8.43%            9.61%**          8.93%           10.64%           10.59%**
               79   %          85   %          109   %           79   %           85   %          109   %
          $     0.98        $   1.01         $   0.80         $   1.07         $   1.13         $   0.90
                2.08%           2.24%            2.54%**          1.09%            1.24%            1.55%**


                           CLASS C                                            CLASS O
            YEAR             YEAR            PERIOD            YEAR             YEAR            PERIOD
            ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
             1997             1996           1995(a)            1997             1996           1995(a)
          $    10.82        $  10.53         $  10.00         $  10.82         $  10.53         $  10.00
         ------------         ------           ------           ------           ------           ------
                0.66'SS'        0.78'SS'         0.77             0.78'SS'           0.92'SS'       0.87
                0.43            0.54             0.78             0.41             0.51             0.77
         ------------         ------           ------           ------           ------           ------
                1.09            1.32             1.55             1.19             1.43             1.64
         ------------         ------           ------           ------           ------           ------
               (0.80)          (0.85)           (0.78)           (0.91)           (0.96)           (0.87)
                --             (0.01)            --               --              (0.01)           --
               (0.17)          (0.17)           (0.24)           (0.17)           (0.17)           (0.24)
         ------------         ------           ------           ------           ------           ------
               (0.97)          (1.03)           (1.02)           (1.08)           (1.14)           (1.11)
         ------------         ------           ------           ------           ------           ------
          $    10.94        $  10.82         $  10.53         $  10.93         $  10.82         $  10.53
         ------------         ------           ------           ------           ------           ------
         ------------         ------           ------           ------           ------           ------
          $20,220           $4,575           $ 411            $ 649            $3,817           $9,763
              +10.5 %         +13.1 %          +16.1 %          +11.5 %          +14.2 %          +17.0 %
                1.99%           1.98%            1.99%**          0.96%            1.00%            0.99%**
                6.09%           7.26%            8.77%**          7.22%            8.65%            9.74%**
              184   %         122   %          161   %          184   %          122   %          161   %
          $     0.63        $   0.70         $   0.70         $   0.75         $   0.84         $   0.79
                2.28%           2.72%            2.87%**          1.25%            1.74%            1.87%**

SALOMON                 BROTHERS                INVESTMENT                SERIES

                               TOTAL RETURN FUND



                                                             CLASS A                                      CLASS B
                                                YEAR           YEAR          PERIOD          YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                1997           1996         1995(a)          1997           1996         1995(a)
Net asset value, beginning of period           $11.82         $10.55         $10.00         $11.82         $10.54         $10.00
                                                -----          -----          -----          -----          -----          -----
Net investment incomeSS                          0.55           0.54           0.15           0.45           0.45           0.13
Net gain on investments
 (both realized and unrealized)                  1.65           1.35           0.52           1.65           1.35           0.51
                                                -----          -----          -----          -----          -----          -----
Total from investment operations                 2.20           1.89           0.67           2.10           1.80           0.64
                                                -----          -----          -----          -----          -----          -----
Dividends from net investment income            (0.53)         (0.52)         (0.11)         (0.44)         (0.42)         (0.09)
Distributions from net realized gain on
 investments                                    (0.36)         (0.10)         (0.01)         (0.36)         (0.10)         (0.01)
                                                -----          -----          -----          -----          -----          -----
Total dividends and distributions               (0.89)         (0.62)         (0.12)         (0.80)         (0.52)         (0.10)
                                                -----          -----          -----          -----          -----          -----
Net asset value, end of period                 $13.13         $11.82         $10.55         $13.12         $11.82         $10.54
                                                -----          -----          -----          -----          -----          -----
                                                -----          -----          -----          -----          -----          -----
Net assets, end of period (thousands)         $53,024        $21,109         $3,658        $87,549        $28,043         $5,378
Total return*                                  +19.1 %        +18.3 %         +6.7 %        +18.2 %        +17.4 %         +6.4 %
Ratios to average net assets:
 Expenses                                        0.77%          0.75%          0.74%**        1.52%          1.50%          1.49%**
 Net investment income                           4.29%          4.81%          4.82%**        3.54%          4.06%          4.06%**
Portfolio turnover rate                         70   %         76   %         16   %         70   %         76   %         16   %
Average broker commission rate              $0.0596        $0.0534           N/A         $0.0596        $0.0534           N/A
Before applicable waiver of management
 fee, expenses absorbed by SBAM and
 credits earned on custodian cash
 balances, net investment income per
 share and expense ratios would have
 been:
 Net investment income per share               $ 0.49         $ 0.44         $ 0.13         $ 0.39         $ 0.36         $ 0.11
 Expense ratio                                   1.24%          1.61%          1.45%**        1.99%          2.36%          2.19%**

                                 INVESTORS FUND

                                               CLASS A                          CLASS B                          CLASS C
                                                                        YEAR ENDED DECEMBER 31,
                                      1997       1996       1995       1997       1996       1995       1997       1996       1995
Net asset value, beginning of
 year                                $18.89     $16.62     $13.61     $18.86     $16.61     $13.61     $18.86     $16.61     $13.61
                                     ------     ------     ------     ------     ------     ------     ------     ------     ------
Net investment income                  0.16       0.19       0.19       0.04       0.08       0.10       0.04       0.07       0.09
Net gain (loss) on investments
 (both realized and unrealized)        4.64       4.63       4.55       4.58       4.60       4.54       4.59       4.60       4.55
                                     ------     ------     ------     ------     ------     ------     ------     ------     ------
Total from investment operations       4.80       4.82       4.74       4.62       4.68       4.64       4.63       4.67       4.64
                                     ------     ------     ------     ------     ------     ------     ------     ------     ------
Dividends from net investment
 income                               (0.21)     (0.22)     (0.23)     (0.11)     (0.10)     (0.14)     (0.11)     (0.09)     (0.14)
Distributions from net realized
 gain on investments                  (2.37)     (2.33)     (1.50)     (2.37)     (2.33)     (1.50)     (2.37)     (2.33)     (1.50)
                                     ------     ------     ------     ------     ------     ------     ------     ------     ------
Total dividends and distributions     (2.58)     (2.55)     (1.73)     (2.48)     (2.43)     (1.64)     (2.48)     (2.42)     (1.64)
                                     ------     ------     ------     ------     ------     ------     ------     ------     ------
Net asset value, end of year         $21.11     $18.89     $16.62     $21.00     $18.86     $16.61     $21.01     $18.86     $16.61
                                     ------     ------     ------     ------     ------     ------     ------     ------     ------
                                     ------     ------     ------     ------     ------     ------     ------     ------     ------
Net assets, end of year
 (thousands)                         $57,105    $10,905    $441       $49,786    $9,433     $716       $11,701    $1,959     $306
Total return*                        +26.2 %    +30.3 %    +35.3 %    +25.3 %    +29.2 %    +34.5 %    +25.2 %    +29.3 %    +34.5 %
Ratios to average net assets:
 Expenses                              0.95%      1.06%      0.94%      1.70%      1.82%      1.71%      1.70%      1.80%      1.68%
 Net investment income                 0.86%      0.94%      1.41%      0.12%      0.21%      0.63%      0.13%      0.23%      0.66%
Portfolio turnover rate               62   %     58   %     86   %     62   %     58   %     86   %     62   %     58   %     86   %
Average broker commission rate       $0.0601    $0.0593    N/A        $0.0601    $0.0593    N/A        $0.0601    $0.0593      N/A

        ------------------------------------------------------------------
(a) September 11, 1995, commencement of investment operations, through December 31, 1995.

'SS' Per share information calculated using the average shares outstanding method, which more accurately represents amounts.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

**   Annualized.

*** Includes $.05 per share of non-cash income and special dividends received in 1989.

'D' Since May 1, 1990, the Fund has been managed by SBAM. Prior thereto, the Lehman Management Co. division of Shearson Lehman Brothers Inc. served as the Fund's investment manager.

SALOMON                 BROTHERS                INVESTMENT                SERIES


                              CLASS C                                                  CLASS O
             YEAR               YEAR              PERIOD              YEAR               YEAR              PERIOD
            ENDED              ENDED              ENDED              ENDED              ENDED              ENDED
         DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
             1997               1996             1995(a)              1997               1996             1995(a)
           $  11.85            $10.56             $10.00             $11.88             $10.57             $10.00
             ------             -----              -----              -----              -----              -----
               0.45              0.46               0.14               0.59               0.57               0.17
               1.65              1.35               0.51               1.65               1.39               0.52
             ------             -----              -----              -----              -----              -----
               2.10              1.81               0.65               2.24               1.96               0.69
             ------             -----              -----              -----              -----              -----
              (0.44)            (0.42)             (0.08)             (0.56)             (0.55)             (0.11)
              (0.36)            (0.10)             (0.01)             (0.36)             (0.10)             (0.01)
             ------             -----              -----              -----              -----              -----
              (0.80)            (0.52)             (0.09)             (0.92)             (0.65)             (0.12)
             ------             -----              -----              -----              -----              -----
           $  13.15            $11.85             $10.56             $13.20             $11.88             $10.57
             ------             -----              -----              -----              -----              -----
             ------             -----              -----              -----              -----              -----
           $21,085             $3,445               $445             $1,227               $213             $4,494
             +18.1 %           +17.5 %             +6.5 %            +19.3 %            +19.0 %             +6.9 %
               1.52%             1.50%              1.51%**            0.52%              0.50%              0.51%**
               3.52%             4.07%              4.26%**            4.60%              5.13%              5.30%**
              70   %            76   %              16  %             70   %             76   %             16   %
           $  0.0596           $ 0.0534               N/A             $0.0596            $0.0534               N/A
           $  0.39             $ 0.36             $ 0.11             $ 0.53             $ 0.47             $ 0.15
               1.99%             2.36%              2.22%**            1.00%              1.36%              1.22%**


                                                    CLASS O
                                            YEAR ENDED DECEMBER 31,
            1997     1996     1995     1994     1993     1992     1991    1990'D'    1989      1988
           $18.90   $16.61   $13.63   $15.60   $16.10   $17.10   $14.54   $16.65    $15.55    $14.77
           ------   ------   ------   ------   ------   ------   ------   -------   ------    -------
             0.24     0.25     0.27     0.27     0.32     0.41     0.44     0.49    0.66***     0.52
             4.60     4.62     4.48    (0.48)    2.03     0.79     3.68    (1.555)    2.66      1.885
           ------   ------   ------   ------   ------   ------   ------   -------   ------    -------
             4.84     4.87     4.75    (0.21)    2.35     1.20     4.12    (1.065)    3.32      2.405
           ------   ------   ------   ------   ------   ------   ------   -------   ------    -------
            (0.24)   (0.25)   (0.27)   (0.27)   (0.33)   (0.41)   (0.46)   (0.55)     (.63)     (.525)
            (2.37)   (2.33)   (1.50)   (1.49)   (2.52)   (1.79)  (1.10)    (0.495)   (1.59)    (1.10)
           ------   ------   ------   ------   ------   ------   ------   -------   ------    -------
            (2.61)   (2.58)   (1.77)   (1.76)   (2.85)   (2.20)   (1.56)   (1.045)   (2.22)    (1.625)
           ------   ------   ------   ------   ------   ------   ------   -------   ------    -------
           $21.13   $18.90   $16.61   $13.63   $15.60   $16.10   $17.10   $14.54    $16.65    $15.55
           ------   ------   ------   ------   ------   ------   ------   -------   ------    -------
           ------   ------   ------   ------   ------   ------   ------   -------   ------    -------
           $608,401 $518,361 $428,950 $348,214 $386,147 $370,350 $378,615 $330,814  $393,747  $362,742
           +26.5 %  +30.6 %  +35.4 %  - 1.3 %  +15.1 %   +7.4 %  +29.3 %  - 6.5  %  +21.8 %   +16.9  %
             0.69%    0.76%    0.69%    0.69%    0.68%    0.68%    0.70%    0.68 %    0.63%     0.67 %
             1.15%    1.36%    1.67%    1.75%    1.90%    2.47%    2.67%    3.13 %    3.76%     3.32 %
            62   %   58   %   86   %   66   %   79   %   48   %   44   %   22    %   36   %    54    %
           $0.0601  $0.0593  N/A      N/A      N/A      N/A      N/A      N/A       N/A       N/A

SALOMON                 BROTHERS                INVESTMENT                SERIES

                                ASIA GROWTH FUND


                                                               CLASS A                       CLASS B
                                                         YEAR          PERIOD          YEAR          PERIOD
                                                        ENDED          ENDED          ENDED          ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         1997         1996(a)          1997         1996(a)
Net asset value, beginning of period                   $  10.32       $  10.00       $  10.31       $  10.00
                                                         ------         ------         ------         ------
Net investment income (loss)SS                             0.03           0.05          (0.05)          0.01
Net gain on investments
 (both realized and unrealized)                           (2.59)          0.47          (2.57)          0.46
                                                         ------         ------         ------         ------
Total from investment operations                          (2.56)          0.52          (2.62)          0.47
                                                         ------         ------         ------         ------
Dividends from net investment income                      (0.03)         (0.05)          0.00          (0.01)
Distributions from net realized gain on investments       (0.25)         (0.15)         (0.25)         (0.15)
                                                         ------         ------         ------         ------
Total dividends and distributions                         (0.28)         (0.20)         (0.25)         (0.16)
                                                         ------         ------         ------         ------
Net asset value, end of period                         $   7.48       $  10.32       $   7.44       $  10.31
                                                         ------         ------         ------         ------
                                                         ------         ------         ------         ------
Net assets, end of period (thousands)                   $6,491         $3,693         $5,738         $3,163
Total return*                                           - 25.6 %         +5.2 %       - 26.1 %         +4.7 %
Ratios to average net assets:
 Expenses                                                  1.24%          1.24%**        1.99%          1.99%**
 Net investment income                                     0.27%          0.90%**      - 0.48%          0.20%**
Portfolio turnover rate                                  294   %        119   %        294   %        119   %
Average broker commission rate                         $ 0.0052        $0.0052        $0.0052        $0.0052
Before applicable waiver of management fee,
 expenses absorbed by SBAM and credits earned on
 custodian cash balances, net investment income per
 share and expense ratios would have been:
Net investment income per share                        ($  0.23)      ($  0.18)      ($  0.30)      ($  0.23)
Expense ratio                                              3.81%          5.50%**        4.56%          6.25%**


       ------------------------------------------------------------------

(a)  May 6, 1996, commencement of investment operations, through December 31,
     1996.

'SS' Per share information calculated using the average shares outstanding method, which more accurately represent amounts.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

SALOMON                 BROTHERS                INVESTMENT                SERIES


                        CLASS C                           CLASS O
                 YEAR            PERIOD            YEAR            PERIOD
                ENDED            ENDED            ENDED            ENDED
             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                 1997           1996(a)            1997           1996(a)
               $  10.30         $  10.00         $  10.32         $  10.00
                 ------           ------           ------           ------
                  (0.05)            0.01             0.05             0.07
                  (2.56)            0.45            (2.59)            0.46
                 ------           ------           ------           ------
                  (2.61)            0.46            (2.54)            0.53
                 ------           ------           ------           ------
                   0.00            (0.01)           (0.03)           (0.06)
                  (0.25)           (0.15)           (0.25)           (0.15)
                 ------           ------           ------           ------
                  (0.25)           (0.16)           (0.28)           (0.21)
                 ------           ------           ------           ------
               $   7.44         $  10.30         $   7.50         $  10.32
                 ------           ------           ------           ------
                 ------           ------           ------           ------
               $1,643           $ 246            $ 412            $ 124
                - 26.0 %           +4.6 %         - 25.3 %           +5.3 %
                   1.99%            2.00%**          0.99%            0.99%**
                 - 0.47%            0.08%**          0.51%            1.21%**
                 294   %          119   %          294   %          119   %
             $0.0052          $0.0052          $0.0052          $0.0052

               ($  0.30)        ($  0.20)        ($  0.20)        ($  0.18)
                   4.56%            6.26%**          3.56%            5.25%**

SALOMON                 BROTHERS                INVESTMENT                SERIES

                                  CAPITAL FUND


                                     CLASS A                       CLASS B                       CLASS C
                               YEAR          PERIOD          YEAR          PERIOD          YEAR          PERIOD
                              ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                               1997         1996(a)          1997         1996(a)          1997         1996(a)
Net asset value,
 beginning of period         $  19.88       $  21.98       $  19.90       $  21.98       $  19.91       $  21.98
                           ------------   ------------   ------------   ------------   ------------   ------------
Net investment income
 (loss)                          0.00           0.01'SS'      (0.07)         (0.02)'SS'     (0.06)         (0.02)'SS'
Net gain (loss) on
 investments (both
 realized and
 unrealized)                     5.10           1.54           5.01           1.56           5.00           1.57
                           ------------   ------------   ------------   ------------   ------------   ------------
Total from investment
 operations                      5.10           1.55           4.94           1.54           4.94           1.55
                           ------------   ------------   ------------   ------------   ------------   ------------
Dividends from net
 investment income              --             (0.15)         --             (0.12)         --             (0.12)
Distributions from net
 realized gain on
 investments                    (3.83)         (3.50)         (3.83)         (3.50)         (3.83)         (3.50)
Distributions in excess
 of net realized gains          --             --             --             --             --             --
                           ------------   ------------   ------------   ------------   ------------   ------------
Total dividends and
 distributions                  (3.83)         (3.65)         (3.83)         (3.62)         (3.83)         (3.62)
                           ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of
 period                      $  21.15       $  19.88       $  21.01       $  19.90       $  21.02       $  19.91
                           ------------   ------------   ------------   ------------   ------------   ------------
                           ------------   ------------   ------------   ------------   ------------   ------------

Net assets, end of
 period (thousands)          $5,589         $ 344          $3,820         $ 219          $2,385         $ 130
Total return*                  +26.4 %         +7.7 %        +25.6 %         +7.6 %        +25.6 %         +7.7 %

Ratios to average net assets:
 Expenses'DD'                    1.46%          1.88%**        2.20%          2.73%**        2.21%          2.45%**
 Net investment income         - 0.10%          0.18%**      - 0.94%        - 0.66%**      - 0.91%        - 0.50%**
Portfolio turnover rate        159   %        191   %        159   %        191   %        159   %        191   %
Average broker
 commission rate            $0.0644        $0.0586        $0.0644        $0.0586        $0.0644        $0.0586


       ------------------------------------------------------------------

(a) November 1, 1996, commencement of investment operations, through December 31, 1996.

'SS' Per share information calculated using the average shares outstanding method, which more accurately represent amounts.


 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.


** Annualized.


 'DD' Net of reimbursement for the year 1988.


 'D' Since May 1, 1990, the Fund has been managed by SBAM. Prior thereto, the
     Lehman Management Co. division of Shearson Lehman Brothers Inc. served as the Fund's investment manager.

SALOMON                 BROTHERS                INVESTMENT                SERIES

                                                               CLASS O
             ------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
             ------------------------------------------------------------------------------------------------------------
               1997         1996         1995        1994         1993         1992        1991       1990'D'      1989
             --------     --------     --------     -------     --------     --------     -------     -------     -------

             $  19.88     $  18.67     $  15.62     $ 20.80     $ 19.64      $ 19.06      $14.86      $16.75      $ 15.58
             --------     --------     --------     -------     --------     --------     -------     -------     -------
                 0.05       0.13'SS'       0.14        0.03        0.028        0.10        0.33        0.20         0.05
                 5.13         5.70         5.27       (2.87)       3.242        0.80        4.56       (1.715)       6.25
             --------     --------     --------     -------     --------     --------     -------     -------     -------
                 5.18         5.83         5.41       (2.84)       3.27         0.90        4.89       (1.515)       6.30
             --------     --------     --------     -------     --------     --------     -------     -------     -------
                --           (0.15)       (0.14)      (0.03)      (0.035)      (0.105)      (.325)      (.285)      --
                (3.83)       (4.47)       (2.22)      (1.51)      (2.075)      (0.215)      (.365)      (.09)       (5.13)
                --           --           --        (0.80)        --           --          --          --           --
             --------     --------     --------     -------     --------     --------     -------     -------     -------

                (3.83)       (4.62)       (2.36)      (2.34)      (2.11)       (0.32)      (0.69)       (.375)      (5.13)
             --------     --------     --------     -------     --------     --------     -------     -------     -------
             $  21.23     $  19.88     $  18.67     $ 15.62     $ 20.80      $ 19.64      $19.06      $14.86      $ 16.75
             --------     --------     --------     -------     --------     --------     -------     -------     -------
             --------     --------     --------     -------     --------     --------     -------     -------     -------

             $175,470     $135,943     $102,429     $86,704     $113,905     $103,356     $89,829     $75,815     $72,621
               +26.8 %      +33.3 %      +34.9 %    - 14.2 %     +17.2  %      +4.7  %    +33.4  %    - 9.1  %     +39.7%

                1.22%        1.38%        1.36%       1.30%        1.31%        1.34%       1.48%       1.44%       1.48%
                0.26%        0.67%        0.74%       0.12%        0.13%        0.58%       1.87%       1.59%       0.33%
              159%         191%         217%        152%        104%          41%         94%         156%        362%
             $0.0644      $0.0586        N/A         N/A         N/A          N/A         N/A         N/A          N/A


            1988
           -------
           $16.58
           -------
             0.01'SS'
             (.775)
           -------
             (.765)
           -------
            --
             (.235)
            --
           -------
             (.235)
           -------
           $15.58
           -------
           -------
           $64,267
           - 4.6  %
             1.27%
             0.03%
           270%
           N/A

--------------------------------------------------------------------------------
                                    Investment Objectives
                                    and Policies

The investment objective(s) of each Fund are deemed to be fundamental policies and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares, as defined in the 1940 Act. There can be no assurance that any Fund will achieve its investment objective(s).

CASH MANAGEMENT FUND


The investment objective of the Cash Management Fund is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Fund invests in high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in 397 days or less, with average portfolio maturity (on a dollar-weighted basis) of not more than 90 days. The Fund is classified as a 'diversified' Fund within the meaning of the 1940 Act, and seeks to maintain a stable net asset value of $1.00 per share.


The types of obligations in which the Cash Management Fund may invest include:

(1) Securities issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof;

(2) Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

(3) High-quality commercial paper and other high-quality short-term debt obligations; and

(4) Obligations of the International Bank for Reconstruction and Development (also known as the 'World Bank'), other supranational organizations and foreign governments and their agencies and instrumentalities.


The Cash Management Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than 397 days, the term of the repurchase agreement will always be less than 397 days. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.'


Securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities include obligations of several kinds. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where SBAM determines that the credit risk with respect to the issuer is minimal. For a further description of these securities, see the discussion of the investment objective of the U.S. Government Income Fund.

The Cash Management Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the

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SALOMON                 BROTHERS                INVESTMENT                SERIES

Fund, for temporary defensive purposes, may temporarily invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The commercial paper that may be purchased by the Cash Management Fund consists of direct obligations of domestic issuers which are: (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('NRSROs') or by one NRSRO if only one NRSRO has rated the security; or (ii) if not rated, deemed by SBAM to be of comparable quality to commercial paper so rated.


The Cash Management Fund's investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have 397 days or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.


Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. The Cash Management Fund limits its investments in obligations of foreign governments and their agencies and instrumentalities to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments or agencies and instrumentalities of Western Europe, including the United Kingdom, Spain, Portugal, Greece, Austria, France, West Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada. The Fund will purchase these obligations only if such obligations, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, are of comparable quality to corporate obligations in which the Fund may invest.

The Cash Management Fund may also invest in high quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.


The Cash Management Fund may invest in floating and variable rate obligations with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days. For a further discussion of such obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'


The Cash Management Fund may also invest in variable amount master demand

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SALOMON                 BROTHERS                INVESTMENT                SERIES

notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.


The Cash Management Fund may also purchase asset-backed securities. Asset-backed securities represent defined interests in an underlying pool of assets. Such securities may be issued as pass-through certificates, which represent undivided fractional interests in the underlying pool of assets. Alternatively, asset-backed securities may be issued as interests, generally in the form of debt securities, in a special purpose entity organized solely for the purpose of owning the underlying assets and issuing such securities. In the latter case, such securities are secured by and payable from a stream of payments generated by the underlying assets. The assets underlying asset-backed securities are often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. Alternatively, the underlying assets may be particular types of securities, various contractual rights to receive payments and/or other types of assets. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. Any asset-backed securities held by the Fund must comply with its credit quality requirements and be deemed to have a maturity of 397 days or less in accordance with applicable regulations. For a further discussion of asset backed securities and the risks associated therewith, see 'Additional Information on Portfolio Instruments and Investment Policies -- Asset-Backed Securities' in the Statement of Additional Information.


Among the municipal obligations that the Cash Management Fund may invest in are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. For a further discussion of municipal lease obligations, see 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Cash Management Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

In view of the fundamental policy of the Cash Management Fund to invest at least 25% of its assets in bank obligations, except for temporary defensive purposes as described above, an investment in the Cash Management Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See 'Additional Investment
Activities and Risk Factors -- Bank Obligations.'

The Cash Management Fund is not authorized to use any of the various

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SALOMON                 BROTHERS                INVESTMENT                SERIES

investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'


Except with respect to the Cash Management Fund's investment objective and the Fund's policy to invest at least 25% of its assets in bank obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board of Directors of the Cash Management Fund without the approval of shareholders.


NEW YORK MUNICIPAL MONEY MARKET FUND

The New York Municipal Money Market Fund's investment objective is to seek as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term municipal obligations issued (i) by the State of New York and its cities, municipalities and other public authorities, and (ii) by territories and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income tax and from the personal income taxes of New York State and New York City.


The New York Municipal Money Market Fund invests exclusively in high-quality, United States dollar-denominated securities which are deemed to mature in 397 days or less with average maturity (on a dollar-weighted basis) of not more than 90 days. The Fund seeks to maintain a stable net asset value of $1.00 per share. The Fund's investment objective is a fundamental policy and may not be changed without the affirmative vote of a majority of its outstanding shares, as defined under 'Capital Stock' in the Statement of Additional Information. Of course, achievement of this objective cannot be guaranteed. All or a portion of the Fund's dividends paid in respect of its shares may be a preference or an adjustment for purposes of the federal alternative minimum tax. See 'Taxation.'


The types of obligations in which the New York Municipal Money Market Fund may invest include (see 'Description of Ratings' in Appendix A):

(1) Municipal commercial paper that is rated 'P-1' or 'P-2' by Moody's Investors Service, Inc. ('Moody's') or 'A-1' or 'A-2' by Standard & Poor's Ratings Group ('S&P') or, if not rated, is, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, of comparable quality to rated municipal commercial paper in which the Fund may invest (see 'Description of Ratings' in Appendix A);

(2) Municipal notes that are rated 'MIG 1,' 'MIG 2' (or 'VMIG 1' or 'VMIG 2' in the case of variable rate demand notes), 'P-1', 'P-2' or 'Aa' or better by Moody's or 'SP-1', 'SP-2', 'A-1', 'A-2' or 'AA' or better by S&P or, if not rated, are, in the opinion of the investment manager based on guidelines established by the Series Funds' Board of Directors, of investment quality comparable to rated municipal notes in which the Fund may invest; and

(3) Municipal bonds which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or, if not rated, are, in the opinion of SBAM based on guidelines established by the Series Funds' Board of Directors, of comparable quality to rated municipal bonds in which the Fund may invest.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Fund.

Municipal commercial paper that may be purchased by the New York Municipal Money Market Fund consists of short-term obligations of a municipality. Such paper is

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes that may be purchased by the Fund include, but are not limited to tax anticipation notes ('TANs'), bond anticipation notes ('BANs') and revenue anticipation notes ('RANs').

TANs are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

BANs are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

Municipal notes also include construction loan notes and project notes. TANs, BANs and RANs are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.


Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the New York Municipal Money Market Fund are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.


The New York Municipal Money Market Fund's portfolio may also include 'moral obligation' securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of

PAGE 34




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


SALOMON                 BROTHERS                INVESTMENT                SERIES

the state or municipality that created the issuer.

The New York Municipal Money Market Fund currently intends to invest substantially all of its assets in obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and its cities. See 'Taxation.' To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase municipal obligations issued by other states, their agencies and instrumentalities. Under normal market conditions, however, the Fund will invest at least 65% of its total assets in obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and its cities, as described above. In addition, it is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its total assets in obligations that are exempt from federal income tax. To the extent not so invested, the remaining 20% of the Fund's assets may be invested in high quality, short-term money market instruments, the income from which is subject to federal income tax. Taxable money market instruments that may be purchased by the Fund include securities issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities. For a discussion of the U.S. government securities, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest, see the description of the investment objective and policies of the Cash Management Fund. The commercial paper that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated commercial paper in which the Fund may invest. The corporate debt securities in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated debt securities in which the Fund may invest. The Fund may also enter into repurchase agreements with respect to the taxable obligations identified above. See 'Repurchase Agreements' under 'Additional Investment Activities and Risk Factors.' Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in SBAM's opinion, adverse conditions prevail in the market for obligations exempt from federal income tax and from the personal income taxes of the State of New York and its cities, the New York Municipal Money Market Fund may, for temporary defensive purposes, invest more than 35% of its assets in municipal obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of SBAM, adverse conditions in the market for municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax and the personal income taxes of New York State and its cities may not be achieved.


The New York Municipal Money Market Fund's classification as a 'non-diversified' investment company means that the proportion of the Fund's assets that are permitted to be invested in the securities of a single issuer is not limited by the 1940 Act. However, beginning July 1, 1998, in accordance with Rule 2a-7 of the 1940 Act, the Fund will limit its investments so that with regard to 75% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 25% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, unless such securities meet certain credit quality requirements of Rule 2a-7. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.


Because the New York Municipal Money Market Fund will invest primarily in obligations issued (i) by the State of New York and its cities, municipalities and other public authorities, and (ii) by territories and possessions of the United States and their respective authorities, agencies, instrumentalities and public subdivisions, the interest on which is exempt from federal income tax and from the personal income taxes of New York State and New York City, it is more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. New York State, New York City and other New York public bodies have recently encountered and are encountering financial challenges.


Although New York State's financial operations improved during the most recent years, both the City and other State localities continue to require significant financial assistance from the State. In recent years, however, S&P upgraded the State's rating from 'A-' to 'A,' and changed the outlook on the City's 'BBB+' rating from 'stable' to 'positive.' New York City's rating was upgraded from 'Baa1' to 'A3' by Moody's in February of 1998. Both the State and the City face fiscal challenges, including declining federal subsidization and a cyclical economic base. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See 'Special Factors Affecting Investment in New York Municipal Obligations' in the Statement of Additional Information for further information.


In addition, from time to time the New York Municipal Money Market Fund may invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by those assets and revenues of non-governmental users.

Opinions relating to the validity of municipal obligations and to the exemption

PAGE 36




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


SALOMON                 BROTHERS                INVESTMENT                SERIES

of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor SBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The New York Municipal Money Market Fund may invest without limitation in obligations that are guaranteed or have other credit support provided by a foreign bank. The Fund's ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.


SBAM seeks to enhance the yield of the New York Municipal Money Market Fund by taking advantage of yield disparities or other factors that occur in the market. For example, market conditions frequently result in similar securities trading at different prices. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with SBAM's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the investment manager will consider such an event in determining whether the Fund should continue to hold the security. The Fund's policy regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transactions costs to the Fund in the form of dealer spreads.


Certain of the obligations that the New York Municipal Money Market Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk
Factors -- Floating and Variable Rate Instruments.'

The New York Municipal Money Market Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund. For a further discussion of participation certificates, see 'Additional Investment Activities and Risk Factors -- Participation Certificates.'

The New York Municipal Money Market Fund may invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The New York Municipal Money Market Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

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SALOMON                 BROTHERS                INVESTMENT                SERIES

The New York Municipal Money Market Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date. See the Statement of Additional Information for a further discussion of standby commitments.

The New York Municipal Money Market Fund is not authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'


Except with respect to the New York Municipal Money Market Fund's investment objective and the Fund's policy to invest at least 80% of its assets in tax-exempt obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.


NATIONAL INTERMEDIATE MUNICIPAL FUND

The National Intermediate Municipal Fund's investment objective is to achieve a high level of current income which is exempt from regular federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of municipal obligations. The Fund will invest under normal circumstances, at least 80% of its net assets in municipal obligations the interest on which is exempt from regular federal income tax. All or a portion of the Fund's dividends paid in respect of its shares may be subject to the federal alternative minimum tax. See 'Taxation.'

The National Intermediate Municipal Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase. However, the Fund may retain in its portfolio a municipal obligation whose rating drops below 'Baa' or 'BBB' after its acquisition by the Fund, if in SBAM's opinion, the retention of such obligation advisable. The Fund intends to emphasize investments in municipal obligations with intermediate maturities and expects to maintain a dollar-weighted average portfolio maturity of 3 to 10 years. The average portfolio maturity, however, may be shortened from time to time depending on market conditions.

The types of obligations in which the National Intermediate Municipal Fund may invest include municipal bonds, municipal notes, municipal obligations, 'moral obligation' securities, resource recovery bonds, taxable high quality short-term money market instruments and municipal commercial paper which are described above under the investment objectives and policies of the New York Municipal Money Market Fund. The Fund may also invest in municipal lease obligations, floating and variable rate obligations, participation certificates, variable rate auction securities and inverse floaters which are described under 'Additional Investment Activities and Risk Factors.' It is not presently anticipated that the Fund will invest in variable rate auction securities or inverse floaters to any significant degree.

The Fund may invest in municipal bonds that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or Fitch Investors Service, Inc. ('Fitch'), or determined by SBAM to be of comparable quality to bonds so rated. The four highest ratings currently assigned by Moody's to municipal bonds are Aaa, Aa, A and Baa; the four highest ratings assigned by S&P and Fitch to municipal bonds are AAA, AA, A and BBB. A description of the ratings used by Moody's, S&P and Fitch is included in Appendix A to this Prospectus, and the risks associated with municipal obligations rated in the fourth highest rating category are described above under the investment

SALOMON                 BROTHERS                INVESTMENT                SERIES

objective and policies of the New York Municipal Money Market Fund.

The National Intermediate Municipal Fund may invest in municipal notes rated at the time of purchase MIG1, MIG2 (or VMIG-1 or VMIG-2, in the case of variable rate demand notes), P-2 or better by Moody's, SP-2, A-2 or better by S&P, or F-2 or better by Fitch, or determined by SBAM to be of comparable quality.


The National Intermediate Municipal Fund currently intends to invest substantially all of its assets in obligations the interest on which is exempt from regular federal income taxes. See 'Taxation.' However, in order to maintain liquidity, the Fund may invest up to 20% of its assets in taxable obligations, including the following taxable high-quality short-term money market instruments: obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the opinion of the investment manager, is of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.



If at some future date, in SBAM's opinion, adverse conditions prevail in the market for obligations exempt from regular federal income taxes, the National Intermediate Municipal Fund may invest its assets without limit in taxable high-quality short-term money market instruments, the types and characteristics of which are set forth above. Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.


Certain of the obligations that the National Intermediate Municipal Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk
Factors -- Floating and Variable Rate Instruments.'

From time to time, the National Intermediate Municipal Fund may invest more than 25% of its assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the National Intermediate Municipal Fund nor SBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The National Intermediate Municipal Fund may purchase securities on a when-issued or delayed delivery basis. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The National Intermediate Municipal Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and

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

SALOMON                 BROTHERS                INVESTMENT                SERIES

securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'


The National Intermediate Municipal Fund is currently authorized to use only certain of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' Specifically, the Fund may purchase or sell futures contracts on (a) U.S. debt securities and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. The Fund will only enter into futures contracts traded on recognized domestic exchanges. The Fund does not intend to enter into futures contracts on a regular basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to the completion of such contracts.
The Fund will not engage in futures transactions for leveraging purposes. The Fund's ability to pursue these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission (the 'CFTC') and the federal income tax requirements applicable to regulated investment companies. For a discussion of futures transactions, including certain risks associated therewith, see 'Additional Investment Activities and Risk Factors -- Derivatives' and the Statement of Additional Information.


The foregoing policies, other than the National Intermediate Municipal Fund's investment objective, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

U.S. GOVERNMENT INCOME FUND

The investment objective of the U.S. Government Income Fund is to obtain a high level of current income. The Fund seeks to attain its objective by investing under normal circumstances 100% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The securities in which the U.S. Government Income Fund may invest are:

(1) U.S. Treasury obligations;

(2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

(3) mortgage-backed securities guaranteed by the Government National Mortgage Association ('GNMA'), popularly known as 'Ginnie Maes,' that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

(4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation ('FHLMC') and the Federal National Mortgage Association ('FNMA'), commonly known as 'Fannie Maes;' and

(5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed: (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government.

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SALOMON                 BROTHERS                INVESTMENT                SERIES

Any guarantee of the securities in which the U.S. Government Income Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the U.S. Government Income Fund and not to the purchase of shares of the Fund.


The U.S. Government Income Fund currently expects that it will maintain an average portfolio effective duration of two to four years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the investment manager's determination of how best to achieve the Fund's investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.


From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the U.S. Government Income Fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the U.S. Government
Income Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. For further discussion of mortgage-backed securities and collateralized mortgage obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Mortgage-Backed Securities' and 'Additional Information on Portfolio
Instruments and Investment Policies -- Mortgage-Backed Securities' in the Statement of Additional Information.

While the U.S. Government Income Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

credit risks. Shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the U.S. Government Income Fund will receive the originally anticipated yield on the security.

The U.S. Government Income Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The U.S. Government Income Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'


The U.S. Government Income Fund is not currently authorized to use any of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' However, such strategies may be used in the future by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. The Statement of Additional Information contains descriptions of these strategies and of certain risks associated therewith.


The foregoing investment policies, other than the U.S. Government Income Fund's investment objective, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

HIGH YIELD BOND FUND

The High Yield Bond Fund's investment objective is to maximize current income. As a secondary objective, the High Yield Bond Fund will seek capital appreciation. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by SBAM to be of comparable quality.

The High Yield Bond Fund intends to invest, under normal market conditions, at least 65% of its assets in securities rated 'Baa' or lower by Moody's or 'BBB' or lower by S&P, or in securities determined by SBAM to be of comparable quality. The Fund may invest up to 35% of its total assets in foreign fixed-income securities as more fully described below. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the Fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. The lower-rated bonds in which the Fund may invest are commonly referred to as 'junk bonds.'

An investment in the High Yield Bond Fund should not be considered as a complete investment program. For further

PAGE 42




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


SALOMON                 BROTHERS                INVESTMENT                SERIES

discussion of high yield securities and the special risks associated therewith, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In light of the risks associated with high yield debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The investment manager will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The High Yield Bond Fund's ability to achieve its investment objectives may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

The investment manager will have discretion to select the range of maturities of the fixed-income securities in which the High Yield Bond Fund may invest. The investment manager anticipates that under current market conditions, the Fund will have an average portfolio maturity of 10 to 15 years. However, the average portfolio maturity may vary substantially from time to time depending on economic and market conditions.


The High Yield Bond Fund may invest up to 35% of its total assets in foreign fixed-income securities, primarily of issuers located in emerging market countries, all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund's investments in such securities. A description of Brady Bonds is set forth in the discussion of investment objectives and policies of the Strategic Bond
Fund. The risks associated with these investments are described under the captions 'Additional Investment Activities and Risk Factors -- Foreign Securities' and ' -- High Yield Debt Securities.' Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Taxation.'


The High Yield Bond Fund may also invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities.'

The High Yield Bond Fund may invest in fixed and floating rate loans ('Loans') arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund may invest in such Loans in the form of participations in Loans ('Participations') and assignments of all or a portion of Loans from third parties ('Assignments'). See 'Additional Investment Activities and

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

Risk Factors -- Loan Participations and Assignments.'

The High Yield Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such purchase is appropriate.

There may be times when, in SBAM's judgment, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality. In addition, in order to maintain liquidity, the Fund may invest up to 35% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.


If at some future date, in SBAM's opinion, adverse conditions prevail in the securities markets which make the High Yield Bond Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality short-term money market instruments.


The High Yield Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The High Yield Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The High Yield Bond Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the

PAGE 44




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


SALOMON                 BROTHERS                INVESTMENT                SERIES


CFTC and the federal income tax requirements applicable to regulated investment companies. The Statement of Additional Information contains descriptions of these strategies and of certain risks associated therewith.


The foregoing investment policies, other than the High Yield Bond Fund's investment objectives, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

STRATEGIC BOND FUND

The primary investment objective of the Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Strategic Bond Fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving SBAM broad discretion to deploy the Strategic Bond Fund's assets among certain segments of the fixed-income market that SBAM believes will best contribute to the achievement of the Fund's objectives. At any point in time, SBAM will deploy the Fund's assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. SBAM has entered into a subadvisory consulting agreement with its London based affiliate, SBAM Limited, pursuant to which SBAM Limited will provide certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund.

SBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, SBAM will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, SBAM will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. SBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The Fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

In addition, SBAM will have discretion to select the range of maturities of the various fixed-income securities in which the Strategic Bond Fund invests. SBAM anticipates that under current market conditions, the Fund's portfolio securities will have a weighted average life of 6 to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

Fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's or S&P, or, if unrated, deemed by SBAM to be of equivalent quality. While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

The types and characteristics of the U.S. government obligations and mortgage backed securities to be purchased by the Strategic Bond Fund are set forth above in the discussion of the investment objective and policies for the U.S. Government Income Fund. In addition, the Fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. The Strategic Bond Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities. Additional information with respect to securities to be purchased by the Fund is set forth below in the section entitled 'Additional Investment Activities and Risk Factors' and in the section entitled 'Additional Information on Portfolio Instruments and Investment Policies' in the Statement of Additional Information.

The Strategic Bond Fund may invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. The Strategic Bond Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

In pursuing the Strategic Bond Fund's investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the investment manager does not anticipate investing in excess of 75% of the Strategic Bond Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Strategic Bond Fund may invest a greater percentage in such securities when, in SBAM's determination, the yield available from such securities outweighs their additional risks. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities. By investing a portion of the Strategic Bond Fund's assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the investment manager expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities

PAGE 46




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


SALOMON                 BROTHERS                INVESTMENT                SERIES

in which the Strategic Bond Fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In light of the risks associated with high yield corporate and sovereign debt securities, SBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Bond Fund's ability to achieve its investment objectives may be more dependent on SBAM's credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus.

The high yield sovereign debt securities in which the Strategic Bond Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see 'Additional Investment Activities and Risk Factors -- High Yield Securities' in this Prospectus and 'Additional Information on Portfolio Instruments and Investment Policies -- Brady Bonds' in the Statement of Additional Information. SBAM anticipates that the Fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. For a more detailed discussion of high yield sovereign debt securities, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Strategic Bond Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. These

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

risks are described under the captions 'Additional Investment Activities and Risk Factors -- Foreign Securities.' Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Taxation.' The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Strategic Bond Fund's exposure to a single market.

The Strategic Bond Fund may invest in zero coupon securities, pay-in-kind bonds, Loan Participations and Assignments. See 'Additional Investment Activities and Risk Factors-Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities' and ' -- Loan Participations and Assignments.'

The Strategic Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SBAM's opinion such purchase is appropriate.


The Strategic Bond Fund currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Strategic Bond Fund may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for fixed-income securities, the Strategic Bond Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion of the investment objectives and policies of the Cash Management Fund.


The Strategic Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Strategic Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Strategic Bond Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' With the exception of currency transactions, however, it is not

PAGE 48




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


SALOMON                 BROTHERS                INVESTMENT                SERIES


presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. The Statement of Additional Information contains descriptions of these strategies and of certain risks associated therewith.


The foregoing investment policies, other than the Strategic Bond Fund's investment objectives, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

TOTAL RETURN FUND

The primary investment objective of the Total Return Fund is to obtain above average income (compared to a portfolio entirely invested in equity securities). The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The policy of the Total Return Fund is to invest in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The Fund may vary the percentage of assets invested in any one type of security in accordance with the investment manager's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values. Under normal market conditions, it is anticipated that at least 40% of the Fund's total assets will be invested in equity securities.


Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depositary Receipts. Most of the equity securities purchased by the Fund are expected to be traded on a stock exchange or in an over-the-counter market. The Fund may also invest in equity real estate investment trusts ('REITs'). See 'Additional Investment Activites and Risk Factors -- Real Estate Investment Trusts.'


SBAM will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the Fund's long-term debt investments will consist of 'investment grade' securities; that is, securities rated Baa or better by Moody's or BBB or better by S&P or Fitch or determined by SBAM to be of comparable quality to securities so rated. See Appendix A to this Prospectus for a description of these ratings. Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described above in the investment objectives and policies for the Strategic Bond Fund.

Up to 20% of the Fund's net assets may be invested in nonconvertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or Fitch or determined by SBAM to be of comparable quality. These securities are commonly known as 'junk bonds.' There is no limit on the amount of the Total Return Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these lower rated, high yield debt securities, which involve a high degree of risk, see the discussion above under the investment objectives and policies for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In addition to corporate debt securities, the Total Return Fund may invest in U.S. Government securities and mortgage-backed securities, the types and characteristics of which are set forth above in the discussion of the investment objective and policies for the U.S. Government Income Fund. The Fund may also purchase privately issued mortgage

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SALOMON                 BROTHERS                INVESTMENT                SERIES

securities which are not guaranteed by the U.S. government or its agencies or instrumentalities. For a description of these securities and the risks associated therewith see 'Additional Investment Activities and Risk Factors.' The Total Return Fund may invest in corporate asset-backed securities, the characteristics and risks of which are described above under the investment objective and policies of the Cash Management Fund.

Other fixed income securities in which the Total Return Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). For additional information on zero coupon bonds and PIK bonds, see 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.' Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

The Total Return Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts). For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Total Return Fund may invest a portion of its assets in Loan Participations and Assignments. For a discussion of Loan Participations and Assignments and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Loan Participation and Assignments.'


The Total Return Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices, see 'Additional Investment Activities and Risk Factors.' The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.


The Total Return Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Market.'


The Total Return Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. The Statement of Additional Information contains descriptions of these strategies and of certain risks associated therewith.


The foregoing investment policies, other than the Total Return Fund's investment

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SALOMON                 BROTHERS                INVESTMENT                SERIES

objectives, are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.


SMALL CAP GROWTH FUND



The investment objective of the Small Cap Growth Fund is long-term growth of capital. The Small Cap Growth Fund will seek to meet its objective by investing primarily in securities of U.S. issuers with market capitalizations (total current market value of a company's outstanding common stock) of less than $1 billion ('Small Cap Companies') at the time of initial purchase. Under normal market conditions the Small Cap Growth Fund will invest at least 65% of its total assets in equity securities of Small Cap Companies. The Small Cap Growth Fund also may invest up to 20% of its total assets in equity securities of foreign issuers. The Small Cap Growth Fund may continue to hold securities of a company whose market capitalization grows above $1 billion subsequent to purchase if the company continues to satisfy the other investment policies of the Small Cap Growth Fund. Up to 35% of the Small Cap Growth Fund's total assets may be invested in securities of companies whose market capitalizations exceed $1 billion.



The investment objective of the Small Cap Growth Fund is deemed to be a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of its outstanding shares, as defined in the 1940 Act. There can be no assurance that the Small Cap Growth Fund will achieve its investment objective.



In selecting portfolio securities, SBAM will emphasize companies which it believes have favorable growth prospects and potential for significant capital appreciation. SBAM will seek to identify Small Cap Companies that either occupy a dominant position in an emerging industry or a growing market share in larger fragmented industries. While these companies may present above average risk, the investment manager believes that they may have the potential to achieve long-term earnings growth rates substantially in excess of the growth of earnings of other companies.



In making decisions whether to continue to hold or sell portfolio securities, SBAM will evaluate a variety of things including near-term earnings trends of the applicable companies and, accordingly, portfolio turnover can be expected to be fairly high and the Small Cap Growth Fund will likely have greater volatility than the stock market in general.



Investments in Small Cap Companies may involve greater risks and volatility than investments in larger companies. See 'Additional Investment Activities and Risk Factors.' Accordingly, the Small Cap Growth Fund is not intended as a complete investment vehicle but rather as an investment for persons who are in a financial position to assume above-average risk and share price volatility over time. Since realizing the full potential of Small Cap Companies frequently takes time, the Small Cap Growth Fund should be considered as a long-term investment vehicle.



Equity securities in which the Small Cap Growth Fund may invest include common and preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock (without any minimum required rating), equity REITs, stock purchase warrants and rights, equity-linked debt securities, equity interests in trusts, partnerships, joint ventures or similar enterprises, American, Global or other types of Depositary Receipts and other equity securities. Other equity securities include: (i) securities that permit the Small Cap Growth Fund to receive: (a) an equity interest in an issuer; (b) the opportunity to acquire an equity interest in an issuer; and (c) the opportunity to receive a return on its investment that permits the Small Cap


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SALOMON                 BROTHERS                INVESTMENT                SERIES


Growth Fund to benefit from the growth over time in the equity of an issuer; and
(ii) securities whose value or return is derived from the value of return of a different security.



SBAM expects that most of the equity securities purchased by the Small Cap Growth Fund will be traded on a stock exchange or in an over-the-counter market. The Small Cap Growth Fund may invest up to 25% of its total assets in non-convertible bonds, notes and debt securities when SBAM believes that their total return potential equals or exceeds the potential return of equity securities.



The Small Cap Growth Fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix A to this Prospectus for a description of such ratings. Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described above in the investment objectives and policies for the Strategic
Bond Fund.



Notwithstanding the Small Cap Growth Fund's investment objective of capital growth, to meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Small Cap Growth Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Small Cap Growth Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Small Cap Growth Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.



The Small Cap Growth Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Small Cap Growth Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Small Cap Growth Fund may also invest in investment Small Cap Growth Funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'



The Small Cap Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Small Cap Growth Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' As more fully described in the Statement of Additional Information, the Small Cap Growth Fund may purchase Rule 144A securities. The Small Cap Growth Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.



The Small Cap Growth Fund is currently authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' It is not presently anticipated that any of these strategies will be used to a significant degree by the Small Cap Growth Fund. The Small Cap Growth


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SALOMON                 BROTHERS                INVESTMENT                SERIES


Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies. The Statement of Additional Information contains descriptions of these strategies and of certain risks associated therewith.


ASIA GROWTH FUND

The Asia Growth Fund's objective is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies. Asian Companies include companies that: (i) are organized under the laws of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand or any other country in the Asian region (other than Japan, Australia and New Zealand) that currently or in the future permits foreign investment (collectively, 'Asian Countries'); or
(ii) regardless of where organized and as determined by SBAM AP, (a) derive at least 50% of their revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian Countries, (b) maintain at least 50% of their assets in one or more of the Asian Countries, or (c) have securities which are traded principally on a stock exchange in an Asian Country. The Fund is non-diversified within the meaning of the 1940 Act. See 'Additional Investment Activities and Risk Factors -- Non-
Diversification.'

Equity securities in which the Asia Growth Fund may invest include common and preferred stocks (including convertible preferred stock), bonds, notes and debentures convertible into common and preferred stock, stock purchase warrants and rights, equity-linked debt securities, equity interests in trusts, partnerships, joint ventures or similar enterprises, and American, Global or other types of Depositary Receipts. Equity-linked debt securities are debt instruments whose prices are indexed to the prices of equity securities or securities indices. In other words, the value at maturity or coupon rate of these equity-linked debt instruments is determined by reference to a specific instrument or statistic. The performance of equity-linked debt instruments depends to a great extent on the performance of the security or index to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, these instruments are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed instruments may be more volatile than the underlying instruments.


There are no prescribed limits on geographic asset distributions among Asian Countries and from time to time, SBAM AP expects to invest a significant portion of the Asia Growth Fund's assets in Hong Kong, Malaysia, Singapore and Thailand. Investments in each of these countries may from time to time exceed 25% of the Fund's total assets. In addition, more than 25% of the Fund's total assets may be denominated or quoted in the currencies of any one or more of such countries. In this connection, SBAM AP anticipates that up to 40% of the Fund's total assets may be invested in Hong Kong. Under an agreement signed in 1984, Britain passed Hong Kong's sovereignty to China effective July 1, 1997. The political, social and financial ramifications of China's assumption of sovereignty over Hong Kong, and the impact on the financial markets in Hong Kong, Asia or elsewhere, are uncertain.


Although SBAM AP expects that most of the equity securities purchased by the Fund will be traded on a stock exchange or in an over-the-counter market, most of

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SALOMON                 BROTHERS                INVESTMENT                SERIES

the Asian securities markets have substantially less volume than U.S. or other established markets and some of the stock exchanges in the Asian Countries are in the early stages of their development. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund, to a greater extent than if the Fund's assets were less geographically concentrated, to the risks of adverse changes in the securities and foreign exchange markets of such countries and social, political or economic events which may occur in those countries. For a more detailed discussion of the special risks which the Fund is subject to by virtue of its investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.' An investment in the Asia Growth Fund should not be considered as a complete investment program.

In pursuing the Asia Growth Fund's investment objective, SBAM AP will combine a traditional fundamental approach towards evaluating industry sectors and individual securities of Asian Companies with a risk management driven approach seeking to keep the Fund's volatility of return in line with or lower than that currently experienced in the Asian markets.

SBAM AP expects to focus on certain industry groups across Asian Countries in an attempt to identify and capture the relative value of such groups on a pan-regional basis. SBAM AP will research individual companies in an effort to identify the investment opportunities within these industry groups which will provide long-term capital appreciation. In addition, SBAM AP intends to meet the management of individual companies on a periodic basis. As part of the Asia Growth Fund's risk management objective, SBAM AP will also concentrate on macroeconomic issues and other variables influencing the direction of monetary policies followed by Asian Central Banks.

The investment process to be implemented by SBAM AP will consist of the three following principal (and potentially overlapping) types of approaches.

PAN REGIONAL INDUSTRY GROUP DECISIONS. SBAM AP will seek to identify the pan-regional industrial sectors which are likely to exhibit attractive returns over the long-term. In selecting such industrial sectors, SBAM AP will focus on industry cycles and competitiveness as well as the industrial characteristics of the Asian economies. In addition, SBAM AP will review government regulations, industrial policies, access to technology and industrial research reports provided by industrial companies or associations and securities dealers in Asian Countries. SBAM AP will focus on those industries which represent meaningful weightings in the total market capitalization of the Asian Countries including, but not limited to, telecommunications, consumer durables and nondurables, food and beverage, electronics, hotels, power engineering and generation, basic industries, public utilities, property and financial sectors. SBAM AP believes that an investment process that places emphasis on industry groups is appropriate given the current state of economic and financial integration being achieved by the Asian Countries and the relatively significant concentration of market capitalization in Asian Countries toward certain industrial sectors.

FUNDAMENTAL ANALYSIS. In order to identify the most attractive investment opportunities within industry groups, SBAM AP will employ extensive research to select investments in Asian Countries that offer long-term growth potential for investors. While the Asia Growth Fund generally seeks to invest in securities of larger companies within the particular Asian market, it may also invest in the securities of medium and smaller companies that, in the opinion of SBAM AP, have potential for growth. In particular, SBAM AP will employ the

PAGE 54




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SALOMON                 BROTHERS                INVESTMENT                SERIES

following three-step process to evaluate particular investment opportunities for the Fund.

SCREENING PROCESS. SBAM AP will implement a systematic screening process in an effort to identify individual securities it believes likely to exhibit attractive returns over the long term. SBAM AP will screen companies according to factors such as the perceived quality of their management and business, overall sustainable competitiveness, historical earnings, dividend records over at least a full business cycle, liquidity, trading volumes and historical and expected volatility.

FINANCIAL ANALYSIS PROCESS. The financial analysis of selected companies will focus on evaluating the fundamental value of the enterprise. SBAM AP will use a value-driven process which will emphasize quantitative analysis based on return on equity ('ROE') and its components, such as operating margins, financial leverage, asset turnover and interest and tax burdens. In addition, the company's cash flow generating capabilities and return on assets will be considered. SBAM AP believes that ROE and cash flow dynamics are appropriate variables when analyzing companies which operate in high growth markets, such as Asia, as the ability of such companies to capture this growth by using the right allocation of resources and asset financing is of utmost importance.

VALUATION PROCESS AND VOLATILITY ANALYSIS. The valuation process will focus on Price Earnings Ratio ('PER') calculations and comparisons with historical relative PER bands and local market conditions. SBAM AP will use measures such as PER/growth, and will evaluate whether the security enjoys accelerating earnings growth momentum due to management changes or the introduction of new products and/or services. In addition, where appropriate, SBAM AP will conduct specific dividend discount model and discount cash flow analyses for specific securities with predictable cash flows or dividend streams. Through the use of this analysis, SBAM AP will attempt to identify companies with strong potential for appreciation relative to their downside exposure. Lastly, SBAM AP will conduct a volatility analysis on selected securities in an effort to forecast the expected risk of such securities and compare the results of such risk analysis with these securities' expected returns. Investments may be made in companies that do not have extensive operating experience provided that SBAM AP believes such companies nevertheless have significant growth potential.

RISK MANAGEMENT AND MACROECONOMIC/TOP-DOWN ANALYSIS. SBAM AP will also consider macroeconomic variables, such as liquidity and capital flows, foreign equity and industrial investments and the direction of monetary policies in the Asian Countries in an effort to capture individual market movements as well as attain an optimal asset allocation mix and to identify the appropriate risk management parameters for the Asia Growth Fund. The macroeconomic data SBAM AP will monitor and analyze includes, but is not limited to, gross domestic product growth, balance of payments and current account balances, budget deficits or surpluses, inflation and interest rates. SBAM AP intends to meet with central bankers, regional economists and strategists on a regular basis to assess the present and future direction of monetary policies and their likely impact on the markets of the Asian Countries.

As part of the Fund's risk management approach and in an attempt to better assess and control the Fund's overall risk level on an ongoing basis, SBAM AP will employ a quantitative analysis at each stage of the investment process which will consist of analyzing and forecasting volatilities of the Asian markets and securities. SBAM AP will use a number of volatility-control strategies, including derivative instruments (as discussed

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

below), in an effort to attain an optimal asset allocation mix, for hedging purposes in an attempt to control the Fund's overall risk level and to obtain exposure to markets in the Asian Countries which have restrictions on foreign investment.

The Asia Growth Fund from time to time may invest up to 10% of its total assets in non-convertible debt securities, which may include securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities, commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In order to maintain liquidity, the Asia Growth Fund may hold and/or invest up to 35% of its total assets in debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities');
(2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM AP; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and (4) repurchase agreements (as described below under 'Additional Investment Activities and Risk Factors -- Repurchase Agreements') with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM AP, adverse conditions prevail in the securities markets which makes the Asia Growth Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in such instruments.

The Asia Growth Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Asia Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities With Limited Trading Markets.' As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Asia Growth Fund is currently authorized and intends to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may

PAGE 56




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SALOMON                 BROTHERS                INVESTMENT                SERIES


be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. The Statement of Additional Information contains descriptions of these strategies and of certain risks associated therewith.


The foregoing investment policies and activities, other than the Asia Growth Fund's investment objective, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

INVESTORS FUND

The primary investment objective of the Investors Fund is to seek long-term growth of capital. Current income is a secondary objective. The Fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.


The Investors Fund's policy is to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is anticipated that the Fund's portfolio will generally consist of common and preferred stocks. The Fund may also invest in equity REITs. See 'Additional Investment Activities and Risk Factors -- Real Estate Investment Trusts.' The Fund may purchase securities of companies located in foreign countries which SBAM deems consistent with the investment objectives and policies of the Fund, but not if upon such purchase more than 20% of the Fund's net assets would be so invested. For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk Factors -- Foreign Securities.'


Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Investors Fund generally holds a portion of its assets in short-term fixed-income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers.
When management deems it appropriate, consistent with the Investors Fund's secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. The types and characteristics of investment grade corporate debt securities and investment grade foreign debt securities which may be purchased by the Fund are set forth above in the discussion of investment objectives and policies for the Strategic Bond Fund. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline.

The Investors Fund from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which involve a high degree of risk, see the description above of investment objectives and polices for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

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


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The Investors Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The Fund may invest up to 25% of its net assets in any one industry. The Fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter market. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described in the Statement of Additional Information, the Fund may purchase certain Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

From time to time, the Investors Fund may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As indicated under 'Investment Limitations' below, the Investors Fund may invest in repurchase agreements in an amount up to 25% of its total assets. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.' In addition, in order to meet redemption requests or as a temporary measure, the Fund may borrow up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Fund shall borrow only from banks.


As a hedge against either a decline in the value of securities included in the Investors Fund's portfolio or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Investors Fund may use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. The Statement of Additional Information contains descriptions of these strategies and of certain risks associated therewith.


The foregoing investment policies, other than the Investors Fund's investment objectives and the Fund's policies with respect to repurchase agreements, borrowing of money and lending of portfolio securities, are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

CAPITAL FUND

The investment objective of the Capital Fund is to seek capital appreciation through investments in securities which are believed to have above-average price appreciation potential. Such investments may also involve above-average risk. There can be no assurance that the Fund's objective will be achieved. Although the Fund may receive current income from dividends, interest and other sources, income is an incidental consideration to seeking capital appreciation. The Fund is non-diversified within the meaning of the 1940 Act. See 'Additional Investment

SALOMON                 BROTHERS                INVESTMENT                SERIES

Activities and Risk Factors -- Non-Diversification.'

In seeking capital appreciation, the Capital Fund may purchase securities of seasoned issuers, relatively smaller and newer companies as well as in new issues and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The Fund will not concentrate its investments in any particular industry.

The Capital Fund anticipates that its investments generally will be in securities of companies which it considers to reflect the following characteristics:

(1) share prices which appear to undervalue the company's assets or which appear not to take into account adequately factors such as prospective reversal of an unfavorable industry trend, lack of investor recognition or disappointing earnings believed to be temporary;

(2) special situations such as existing or possible changes in management or management policies, corporate structure or control, capitalization, regulatory environment, or other circumstances which could be expected to favor earnings or market price of such company's shares; or

(3) growth potential due to technological advances, new methods in marketing or production, new or unique products or services, changes in demand for products or services or other significant new developments.


The Capital Fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. The Fund may also, subject to certain limitations, invest in equity REITs. See 'Additional Investment Activities and Risk Factors -- Real Estate Investment Trusts.' To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or brokers-dealers. When management deems it appropriate, for temporary defensive purposes, the Fund may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. See 'Appendix A: Description of Ratings.' Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SBAM believes interest rates may decline. Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described above in the investment objectives and policies for the Strategic Bond Fund.


The Capital Fund from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see the description above of the investment objectives and policies for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.' The Fund may invest up to 20% of the value of the Fund's assets in securities of foreign

SALOMON                 BROTHERS                INVESTMENT                SERIES

issuers. See 'Additional Investment Activities and Risk Factors -- Foreign Securities.'

The Capital Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities With Limited Trading Markets.' As more fully described in the Statement of Additional Information, the Fund may purchase Rule 144A securities. The Fund's holding of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

As indicated below under 'Investment Limitations,' the Fund may from time to time lend portfolio securities to selected members of the NYSE. Such loans will not exceed 10% of the Fund's total assets taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'


As indicated below under 'Investment Limitations,' the Capital Fund may invest in repurchase agreements in an amount up to 25% of its total assets. The Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Repurchase Agreements.' In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the Fund may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the Fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Fund's total assets. As a matter of operating policy, however, the Fund will not secure borrowings by more than 10% of the value of the Fund's total assets. For a discussion of the risks associated with borrowings, see 'Additional Investment Activities and Risk Factors -- Borrowing.'


As a hedge against either a decline in the value of the securities included in the Capital Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Capital Fund may use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies (other than the policy of the Capital Fund with respect to the borrowing of money and the lending of portfolio securities) are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

--------------------------------------------------------------------------------
                                    Additional Investment Activities
                                    and Risk Factors

BANK OBLIGATIONS. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See ' -- Foreign Securities' below. None of the Funds will purchase bank obligations which SBAM believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.


SMALL CAP COMPANIES. Investments in Small Cap Companies may involve greater risks and volatility than investments in larger companies. Small Cap Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, reduced market liquidity for, and more abrupt or erratic price movements in, the trading of their shares, limited financial resources and less depth in management than more established companies. In addition, Small Cap Companies may have difficulty withstanding competition from larger more established companies in their industries.



REAL ESTATE INVESTMENT TRUSTS. The Total Return Fund, Small Cap Growth Fund, Investors Fund and Capital Fund may invest in equity REITs. REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Capital Fund may only invest in equity REITs that are registered under the 1933 Act and are readily marketable. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the 1940 Act.


FLOATING AND VARIABLE RATE INSTRUMENTS. Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued

SALOMON                 BROTHERS                INVESTMENT                SERIES

pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SBAM will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. For a further discussion of floating and variable rate obligations, see 'Additional Information on Portfolio Instruments and Investment Policies -- Floating and Variable Rate Instruments' in the Statement of Additional Information.

MUNICIPAL LEASE OBLIGATIONS. Certain of the Funds may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'nonappropriation' clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'nonappropriation' lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

REVERSE REPURCHASE AGREEMENTS. Certain of the Funds may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account consisting of liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

SALOMON                 BROTHERS                INVESTMENT                SERIES


SHORT SALES. The Small Cap Growth Fund may from time to time sell securities short 'against the box.' If the Small Cap Growth Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Small Cap Growth
Fund) and will be required to hold such securities while the short sale is outstanding. The Small Cap Growth Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Small Cap Growth Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result the Small Cap Growth Fund will lose the benefit of any such appreciation. The Small Cap Growth Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.


PARTICIPATION CERTIFICATES. The New York Municipal Money Market Fund and the National Intermediate Municipal Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

LOANS OF PORTFOLIO SECURITIES. Certain of the Funds may lend portfolio securities to generate income. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased, the Fund could experience a loss. The value of securities loaned will be marked to market daily. Any securities that a Fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a Fund may be invested in securities in which the Fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. A Fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.


FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention

SALOMON                 BROTHERS                INVESTMENT                SERIES

of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES. Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain of the Funds may invest in Loan Participations and Assignments. The Funds consider these investments to be investments in debt securities for purposes of this Prospectus. Loan Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing

-------------------------------------------------------------------------------
      Salomon Brothers Investment Series

ACCOUNT APPLICATION Please Note: A separate application must be used to open an IRA account.
--------------------------------------------------------------------------------
 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                                               I.D. No. or Social Security No.)
[ ]  INDIVIDUAL        [ ]  JOINT       Social Security No. or Taxpayer I.D. No.

Name-------------------------------     ----------------------------------------

Joint Registrant (if any)1,2            Social Security No. or Taxpayer I.D. No.

Name---------------------------------   ----------------------------------------

1 Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

2 For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------
[ ] UNIFORM GIFT TO MINORS OR    [ ] UNIFORM TRANSFER TO MINORS (where allowed
by law)

Name of Adult Custodian (only one permitted)

Name----------------------------------------------------------------------------

Minor's Date of Birth-----------------------------------------------------------
Name of Minor (only one permitted)                   Minor's Social Security No.

Name----------------------------------------------------------------------------
               (Account will not be opened without minor's Social Security No.)
 under the-----------------------      - Uniform Gifts/Transfer to Minors Act.
         State of Residence of Minor
--------------------------------------------------------------------------------

[ ]  CORPORATION  [ ]  PARTNERSHIP     Social Security No. or Taxpayer I.D. No.

[ ]  TRUST*                   [ ]  OTHER                     - - - - - - - - - -

   (Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other--------------------------------------

Name(s) of Trustee(s)-----------------------------------------------------------

*If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.
 Date of the Trust Agreement----------------------------------------
--------------------------------------------------------------------------------

 2. MAILING ADDRESS
    Street or P.O. Box----------------------------------------------------------
                      ----------------------------------------------------------
City------------------------ State---------------Zip----------------------------

Business Telephone-------------------------Home Telephone-----------------------
--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION

METHOD OF INVESTMENT.

[ ] I have enclosed a check for the minimum of $500 per Fund.

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 13.

[ ] I purchased ____ shares of ____ through my broker on ____/____/____. Confirm

    #---------------------------------------------------------------------------

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:


CLASS A    CLASS B    CLASS C   SALOMON BROTHERS INVESTMENT SERIES                    INVESTMENT
-------------------------------------------------------------------------------------------------------
                                Asia Growth Fund                                $
--------   --------   --------
                                Small Cap Growth Fund                           $
--------   --------   --------
                                Capital Fund                                    $
--------   --------   --------
                                Investors Fund                                  $
--------   --------   --------
                                Total Return Fund                               $
--------   --------   --------
                                High Yield Bond Fund                            $
--------   --------   --------
                                Strategic Bond Fund                             $
--------   --------   --------
                                U.S. Government Income Fund                     $
--------   --------   --------
                                National Intermediate Municipal Fund            $
--------   --------   --------
                                New York Municipal Money Market Fund            $
--------   --------   --------
                                Cash Management Fund                            $
--------   --------   --------
                                                       TOTAL INVESTMENT AMOUNT  $


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT.

Are you a shareholder in another Salomon Brothers Investment Series
Fund?    [ ] Yes    [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Investment Series Fund accounts (excluding Class B and Class C Shares).

Fund                                                      Account No. or Social
Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER OF INTENT.

[ ] I agree to the Letter of Intent provisions contained in the Fund's current
    Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $50,000     [ ] $100,000     [ ] $250,000     [ ] $500,000    [ ] $1,000,000
--------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                            CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.   [ ] I wish to reinvest capital gains in the same
                                                     Fund.
[ ] I wish to have dividends paid in cash.           [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the __ Fund to the __ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_______ to be executed on the ___ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly      [ ] Quarterly      [ ] Startup Month/Year:-------------------

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $50 and $50 from the Investors Fund and Capital Fund, respectively.

Please mail checks to:                              Wire transfers to:
[ ] Address of Record (named in Section 2)          [ ] Bank of Record (named in Section 10)

Name----------------------------------------------------------------------------

Address-------------------------------------------------------------------------

City-------------------------------- State---------------- Zip------------------
--------------------------------------------------------------------------------

 7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account (s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ]  I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------

 8. SYSTEMATIC INVESTMENT PLAN

I would like to exchange shares in my __________________ Fund account, for which no certificates have been issued, to:

$ _______________ into the _______________________________________ Fund,
    $50 Minimum
Account # _____________________________________________________________

$ _______________ into the _______________________________________ Fund,
    $50 Minimum
Account # _____________________________________________________________

$ _______________ into the _______________________________________ Fund,
    $50 Minimum
Account # ______________________________________________________________

The exchange will occur on or about the 15th of each month, beginning in the month of_________

--------------------------------------------------------------------------------

 9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

 10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.


Please withdraw $__________________ from my checking account (named in Section
11) on the _________ day of the month for investment:


[ ] Monthly            [ ] Every alternate month       [ ] Other

[ ] Quarterly          [ ] Semianually

No more than one investment will be processed per month.

$ _______________ into the__________________________________________ Fund
    $25 Minimum

$ _______________ into the _________________________________________ Fund
    $25 Minimum

$ _______________ into the _________________________________________ Fund
    $25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

     JOHN DOE                                                  000
     123 Main Street
     Anywhere, USA 12345

                                                            $

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.

Bank Name-----------------------------------------------------------------------

Address-------------------------------------------------------------------------

City--------------------------------- State------------------- Zip--------------

Bank ABA No. ---------------------------------

Bank Account No.------------------------------

Account Name----------------------------------

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund(s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I (WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE.
If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ]  Nonresident alien [form W-8 attached]                            Country of
Citizenship _________________________

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature ______________ Title ____________________ Date ____________

Authorized signature ______________ Title ____________________ Date ____________
--------------------------------------------------------------------------------

 13. FOR DEALER USE ONLY (Please print)

We hereby authorize Salomon Brothers Inc to act as our agent in connection with transactions authorized by the Application and agree to notify Salomon Brothers Inc of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealers's Name------------------------------------------------------------------

Main Office Address-------------------------------------------------------------

Dealer Number---------------- Branch #----------------------Rep #---------------

Representative's Name-----------------------------------------------------------

Branch Address----------------------------------------Telephone No.-------------

Authorized Signature of Dealer----------------------- Title---------------------

If desired, I elect to have third party statements sent to the following address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.
--------------------------------------------------------------------------------
MAILING INSTRUCTIONS

Mail your completed account application and check     OR      (for overnight and express mail delivery)
made payable to Salomon Brothers Funds to:
SALOMON BROTHERS INVESTMENT SERIES                            SALOMON BROTHERS INVESTMENT SERIES
C/O FIRST DATA INVESTOR SERVICES GROUP, INC.                  C/O FIRST DATA INVESTOR SERVICES GROUP, INC.
P.O. BOX 5127                                                 4400 COMPUTER DRIVE
WESTBOROUGH, MA 01581 - 5127                                  WESTBOROUGH MA 01581-5120

Salomon Brothers Inc                                                  SBAPP-9/95

                                            SIGNATURE CARD
                                         CASH MANAGEMENT FUND
                                 NEW YORK MUNICIPAL MONEY MARKET FUND
                                 Boston Safe Deposit and Trust Company

ACCOUNT NUMBER
--------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED
--------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S) -- Individuals must sign as their names appear in account registration


1-------------------------------------------------------------------------------

2-------------------------------------------------------------------------------

3-------------------------------------------------------------------------------

4-------------------------------------------------------------------------------
[ ] Check if all signatures are required
[ ] Check if only one signature is required                   Date -------------
[ ] Check if combination of signatures is required and specify number and/or individual(s)
                      SUBJECT TO CONDITION ON REVERSE SIDE

   THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.

   By executing this signature card, I (we) hereby authorize Boston Safe Deposit and Trust Company ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

   If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of 'only one signature is required' has been selected.

   Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until 15 days after such shares were credited to the shareholder's account. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

   Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

   I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.


A Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.


The Board of Directors has adopted policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to SBAM the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. SBAM, under the supervision of the Board of Directors, monitors Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and the Lender; (ii) the current interest rate; period until next rate reset and maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. Certain Funds may purchase securities for which there is a limited trading market or

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


SALOMON                 BROTHERS                INVESTMENT                SERIES


which are subject to restrictions on resale to the public. If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described in the Statement of Additional Information, certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. A Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. SBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities. The Board of Directors periodically reviews purchases and sales of such securities.


VARIABLE RATE AUCTION SECURITIES AND INVERSE FLOATERS. The National Intermediate Municipal Fund may invest in variable rate auction securities and inverse floaters which are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond, and the market value can be extremely volatile. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond, although the holder of one portion might have difficulty finding a purchaser.

WARRANTS. Certain of the Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

SALOMON                 BROTHERS                INVESTMENT                SERIES

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and

SALOMON                 BROTHERS                INVESTMENT                SERIES

securities markets. See ' -- High Yield Securities.'

Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. For a further discussion of certain risks involved in investing in foreign securities, particularly of emerging market issuers, see 'Additional Information on Portfolio Instruments and Investment
Policies -- Foreign Securities' in the Statement of Additional Information.

FIXED-INCOME SECURITIES. Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the National Intermediate Municipal Fund, U.S. Government Income Fund, the High Yield Bond Fund and the Strategic Bond Fund will invest primarily in fixed-income securities and the Total Return Fund may from time to time invest in a substantial amount of fixed-income securities, the net asset value of these Fund's shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Because the New York Municipal Money Market Fund and the National Intermediate Municipal Fund invest primarily in municipal obligations, they are more susceptible to factors adversely affecting issuers of such obligations than funds that are not so concentrated. The secondary market for municipal obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities.

MORTGAGE-BACKED SECURITIES. The yield characteristics of the mortgage-backed securities in which the U.S.

SALOMON                 BROTHERS                INVESTMENT                SERIES

Government Income Fund, the Strategic Bond Fund and the Total Return Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if these securities are purchased at a premium, faster than expected prepayments will reduce yield to maturity, while slower than expected prepayments will increase yield to maturity. Conversely, if these securities are purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed-income securities; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as other fixed-income securities due to the prepayment feature. Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone. For a description of multiple class mortgage pass-through securities, see ' -- Collateralized Mortgage Obligations and Multiclass Pass-Through Securities' below.

ADJUSTABLE RATE MORTGAGE SECURITIES. Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

PRIVATELY-ISSUED MORTGAGE SECURITIES. The Strategic Bond Fund and the Total Return Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage

SALOMON                 BROTHERS                INVESTMENT                SERIES

bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. The U.S. Government Income Fund and the Strategic Bond Fund may invest in collateralized mortgage obligations ('CMOs'). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'Mortgage Assets'). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private

SALOMON                 BROTHERS                INVESTMENT                SERIES

originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The U.S. Government Income Fund and the Strategic Bond Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ('PAC Bonds'). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

STRIPPED MORTGAGE SECURITIES. The Strategic Bond Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by

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SALOMON                 BROTHERS                INVESTMENT                SERIES

institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest-only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See 'Taxation' in this Prospectus and 'Additional Information Concerning Taxes' in the Statement of Additional Information.


MORTGAGE ROLLS. The U.S. Government Income Fund, the Strategic Bond Fund and the Total Return Fund may enter into mortgage 'dollar rolls' in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


HIGH YIELD SECURITIES. The High Yield Bond Fund and the Strategic Bond Fund

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may invest without limitation in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, the Capital Fund and the Total Return Fund may invest without limitation in convertible securities of this type and up to 5%, 5% and 20%, respectively, of their net assets in non-convertible securities of this type. The Asia Growth Fund may invest without limitation in convertible non-U.S. high yield securities and up to 10% of its total assets in non-convertible non-U.S. high yield securities.


Under rating agency guidelines, medium-and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.


Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix A to this Prospectus. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund's portfolio securities, and a greater degree of judgment may be

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necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.


HIGH YIELD CORPORATE SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.


The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).


HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See ' -- Foreign Securities' above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates


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SALOMON                 BROTHERS                INVESTMENT                SERIES

of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.


The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/ or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.



As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.


Certain debt obligations, customarily referred to as 'Brady Bonds,' are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate

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SALOMON                 BROTHERS                INVESTMENT                SERIES


discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. A significant amount of the Brady Bonds that the Funds may purchase have no or limited collateralization, and a Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the High Yield Bond and Strategic Bond Funds invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Taxation.'


Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

INVESTMENT FUNDS. A Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and a Fund may not purchase more than 3% of the outstanding voting stock of such investment company. To the extent a Fund invests in other

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investment funds, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.


BORROWING. Each of the Funds may borrow in certain limited circumstances. See 'Investment Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the 'Code') in order to provide 'pass-though' tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.


NON-DIVERSIFICATION. The Asia Growth Fund, New York Municipal Money Market Fund and the Capital Fund are classified as 'non-diversified' funds under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company. In addition, beginning July 1, 1998, the New York Municipal Money Market Fund will be required to comply with the diversification requirements imposed by Rule 2a-7 of the 1940 Act. See 'Investment Objectives and Policies -- New York Municipal Money Market Fund.' To the extent the Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.


DERIVATIVES. Certain of the Funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any Fund unless otherwise specifically indicated in the description of the particular Fund contained in this Prospectus. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to in this Prospectus as 'Derivatives'). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency

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SALOMON                 BROTHERS                INVESTMENT                SERIES

futures contracts, currency swaps and options on currencies.


Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. A Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Derivatives successfully will depend on, in addition to the factors described above, the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's portfolio securities. None of the Funds is a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.


Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause a Fund to hold a security it might otherwise sell. The use of currency transactions could result in a Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the Derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial

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premium and transaction costs. Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses may be significantly greater than if Derivatives had not been used. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.


The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. See 'Taxation.'

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--------------------------------------------------------------------------------
                                    Multiple Pricing System

The primary distinction between the four classes of Fund shares offered through this Prospectus lies in their sales charge structures and ongoing expenses, as summarized below. Each class has distinct advantages and disadvantages for different investors and investors should choose the class that best suits their circumstances and objectives.

CLASS A SHARES. Class A shares are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% payable at the time of purchase (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are offered without such a charge). The initial sales charge may be reduced or waived for certain purchases of Class A shares. Certain Class A shares for which the front end sales charge is waived may be subject to a CDSC of 1% within one year after the date of purchase. In addition, Class A shares are subject to a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). The annual service fee is compensation for ongoing services provided by Salomon Brothers, the Funds' distributor, to shareholders, including payments to compensate selected securities dealers for such services. See 'Purchase of Shares -- Class A Shares -- Reduced Sales Charges' and ' -- Distributor' and 'Redemption of Shares -- Class A Share Purchases of $1 Million or More.'

CLASS B SHARES. Class B shares are offered for sale for purchases of less than $250,000. Class B shares are sold at net asset value without a front end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining each year thereafter to 0% after the sixth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. Any CDSC applicable to Class B shares excludes the time the shares were held in the Cash Management Fund and/or the New York Municipal Money Market Fund. The CDSC is not applicable with respect to redemptions of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund which were initially purchased as such and which were never exchanged for Class B shares of another Fund. However, in the case of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund which were obtained through an exchange (other than an exchange between the Cash Management Fund and the New York Municipal Money Market Fund), such shares are subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund which are subsequently exchanged for Class B shares of other Funds (other than an exchange between the Cash Management Fund and the New York Municipal Money Market Fund) will be subject to any applicable CDSC due at redemption. See 'Shareholder
Services -- Exchange Privilege.' In addition, Class B shares are subject to a Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees).

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SALOMON                 BROTHERS                INVESTMENT                SERIES

Like the service fee applicable to Class A shares, the Class B service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services. Additionally, the distribution fee paid with respect to Class B shares compensates Salomon Brothers for selling those shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See 'Purchase of Shares -- Class B Shares' and
' -- Distributor.' Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. See ' -- Conversion Feature' below.

CLASS C SHARES. Class C shares are offered for purchases of less than $1,000,000, are offered at net asset value without a front end sales charge and are subject to a CDSC of 1% if redeemed within the first year of purchase (with the exception of Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption if they were initially purchased as such and were never exchanged (other than an exchange between the Cash Management Fund and the New York Municipal Money Market Fund) for Class C shares of another Fund). Any CDSC applicable to Class
C shares excludes the time the shares were held in the Cash Management Fund and/or the New York Municipal Money Market Fund. See 'Shareholder
Services -- Exchange Privilege.' Class C shares are subject to a Rule 12b-1 distribution fee at an annual rate of .75% of their respective average daily net assets and a Rule 12b-1 service fee at an annual rate of .25% of their respective average daily net assets (with the exception of Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees). Like the services fees applicable to Class A and Class B shares, the Class C service fee is compensation for ongoing services provided by Salomon Brothers to shareholders, including payments to compensate selected securities dealers for such services, and like the distribution fee applicable to Class B shares, the Class C distribution fee compensates Salomon Brothers for selling shares of that class. Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. See 'Purchase of Shares -- Class C Shares' and
' -- Distributor.' Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See ' -- Conversion Feature' below.

CLASS O SHARES. Each Fund also offers Class O shares. However, only Class O shareholders are permitted to purchase additional Class O shares. In connection with the implementation of the Multiple Pricing System, shares outstanding as of the close of business on December 31, 1994 of each of the Cash Management Fund and the Investors Fund were reclassified as shares of Class O of each such Fund. In addition, shares outstanding as of the close of business on October 31, 1996 of each of the New York Municipal Money Market Fund and the Capital Fund were reclassified as Class O shares of each such Fund. Class O shares are not subject to any sales charges, distribution or service fees.

CONVERSION FEATURE. Class B shares and Class C shares will automatically convert

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SALOMON                 BROTHERS                INVESTMENT                SERIES

to Class A shares six years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to a distribution fee. Such conversion will be on the basis of the relative net asset values of each class, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares and Class C shares from most of the burden of distribution-related expenses at such time as when the shares have been outstanding for a duration sufficient for the Funds' distributor, Salomon Brothers (in such capacity, the 'Distributor'), to have been substantially compensated for distribution-related expenses incurred in connection with Class B shares or Class C shares, as the case may be. Accordingly, Class B shares and Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, respectively, do not convert to Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, respectively, at any time, as shares of all classes of the Cash Management Fund and the New York Municipal Money Market Fund do not bear any distribution or service fees. If a shareholder effects one or more exchanges among Class B shares or Class C shares, as the case may be, of the Funds during the applicable conversion period, the period of time during which Class B shares or Class C shares were held prior to an exchange will be added to the holding period of Class B shares or Class C shares acquired in an exchange. However, because Class B shares and Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B shares or Class C shares are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if Class B shares of a Fund other than the Cash Management Fund or the New York Municipal Money Market Fund are exchanged for Class B shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of a Fund other than the Cash Management Fund or the New York Municipal Money Market Fund, the one year of ownership in the Cash Management Fund or the New York Municipal Money Market Fund does not count in the determination of the time of conversion to Class A shares.

For purposes of the conversion of Class B shares and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Class C shares, as the case may be, in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.

The conversion of Class B shares and Class C shares may be suspended under certain limited circumstances, in the event a ruling from the Internal Revenue Service or an opinion of counsel is not available.

In that event, no further conversions of Class B shares or Class C shares would occur, and those shares might continue to be subject to distribution fees for an indefinite period which may extend beyond the period ending six years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

FACTORS FOR CONSIDERATION. In evaluating the options offered by the Multiple Pricing System, investors should consider the foregoing factors, as well as

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SALOMON                 BROTHERS                INVESTMENT                SERIES

the following: Class A, Class B and Class C shares all pay an annual Rule 12b-1 service fee of .25% of average daily net assets, but Class A shares are not subject to the annual Rule 12b-1 distribution fee of .75% of average daily net assets paid by Class B and Class C shares, and, accordingly, Class A shares pay correspondingly higher dividends per share. However, because a front end sales charge is deducted at the time of purchase of Class A shares, the entire purchase price is not immediately invested and, therefore, investors purchasing Class A shares initially own fewer shares than they would own if they had invested the same amount in Class B shares or Class C shares. Investors may, however, benefit from the reduction or waiver of the front end sales charge applicable to Class A shares for certain purchases.

Although investors purchasing Class B or Class C shares benefit from the advantage of having all their funds invested initially, Class B and Class C shares remain subject to an ongoing distribution fee which causes them to have higher expenses and pay lower dividends than Class A shares and may be subject to a CDSC upon redemption. Class B shares differ from Class C shares, however, in that Class B shares may be subject to a CDSC upon redemption if redeemed within six years of purchase, whereas Class C shares are subject to a CDSC only if they are redeemed within one year after purchase. In addition, Class B shares automatically convert to Class A shares six years after the end of the month in which the shares were purchased and thereafter are not subject to an ongoing distribution fee, whereas Class C shares, which automatically convert to Class A shares ten years after the end of the month in which the shares were purchased, remain subject to an ongoing distribution fee for a longer time period. The purchase of Class C shares may therefore prove beneficial for an investor expecting to hold Fund shares for less than six years.

Because of the differences among the classes of shares, in deciding which class of shares to purchase, investors should consider, in addition to other facts and circumstances, the following factors:

(i) Class A shares are, in general, the most beneficial for the investor who qualifies for a waiver or certain reductions of the front end sales charges, as described herein under 'Purchase of Shares -- Class A Shares.'

(ii) Class B and Class C shareholders may pay a CDSC upon redemption. Investors who expect to redeem during the six year CDSC period applicable to Class B shares or the one year CDSC period applicable to Class C shares should consider the cost of the applicable CDSC plus the aggregate annual distribution and service fees applicable to Class B and Class C shares, as compared with the cost of the front end sales charge plus the aggregate annual service fees applicable to Class A shares.

(iii) Over time, the cumulative distribution and service fees applicable to Class B and Class C shares will approach and may exceed the 4.75% maximum front end sales charge plus the service fee applicable to Class A shares. For example, assuming a constant net asset value, the aggregate distribution and service fees applicable to Class B and Class C shares would equal the front end sales charge and aggregate service fees applicable to Class A shares at the end of the sixth year after purchase. Because Class B shares convert to Class A shares (which bear the same service fees as Class B and Class C shares but do not bear the expense of ongoing distribution fees) approximately six years after purchase, an investor expecting to hold Fund shares for longer than six years would generally pay lower cumulative expenses by purchasing Class A or Class B shares than by purchasing Class C shares.

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SALOMON                 BROTHERS                INVESTMENT                SERIES

An investor expecting to hold Fund shares for less than six years would generally pay lower cumulative expenses by purchasing Class C shares than by purchasing Class A shares and, due to the CDSC that would become payable on redemption of Class B shares, such an investor would generally pay lower cumulative expenses by purchasing Class C shares than Class B shares.

(iv) Because Class B and Class C shareholders pay no front end sales charge, the entire purchase price is immediately invested in Fund shares. Any return realized on the additional funds initially invested may partially or wholly offset the ongoing distribution fees applicable to Class B and Class C shares. There can be no assurance, however, as to the investment return, if any, which will be realized on such additional funds.

Investors should consult their investment representatives for assistance in evaluating the relative benefits of the different classes of shares.

Dividends paid by each Fund with respect to all classes of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne exclusively by the applicable class. See 'Dividends and Distributions.' Net asset value per share will also differ among the classes. Shares of each Fund may be exchanged for shares of the same class of any other Fund, but not for shares of other classes of any Fund. See 'Shareholder Services -- Exchange Privilege.'

--------------------------------------------------------------------------------
                                    Investment Limitations

The following investment restrictions and those described in the Statement of Additional Information are fundamental policies applicable to the individual Funds which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the Statement of Additional Information and each Fund's investment objective(s), the other policies and percentage limitations referred to in this Prospectus and in the Statement of Additional Information are not fundamental policies of the Funds and may be changed by the applicable Fund's Board of Directors without shareholder approval.

If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

CASH MANAGEMENT FUND. The Cash Management Fund may not:

(1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund's total assets in the securities of a single issuer for a period of up to three business days;

(2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

(3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

(4) invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations; or

(5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above.

NEW YORK MUNICIPAL MONEY MARKET FUND. The New York Municipal Money Market Fund may not:

(1) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

(2) purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or (c) repurchase agreements with respect to any such obligations;


(3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets); or




(4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above.


                                                                         PAGE 85





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


SALOMON                 BROTHERS                INVESTMENT                SERIES


The foregoing investment restrictions and those described in the Statement of Additional Information are fundamental policies of the Fund which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as defined under 'Capital Stock' in the Statement of Additional Information.

For purposes of the investment limitations applicable to the New York Municipal Money Market Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.


NATIONAL INTERMEDIATE MUNICIPAL FUND, U.S. GOVERNMENT INCOME FUND, HIGH YIELD BOND FUND, STRATEGIC BOND FUND, TOTAL RETURN FUND AND SMALL CAP GROWTH FUND.


The National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund and the Small Cap Growth Fund may not:


(1) purchase securities of any issuer if the purchase would cause more than 5% of the value of each Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a Fund, except that up to 25% of the value of each Fund's total assets may be invested without regard to this restriction and provided that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund;

(2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund while such borrowings are outstanding); or

(3) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund), provided, however,
PAGE 86




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SALOMON                 BROTHERS                INVESTMENT                SERIES

that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

ASIA GROWTH FUND. The Asia Growth Fund may not:

(1) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowing exceed 5% of total assets); or

(2) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund).

INVESTORS FUND. The Investors Fund may not:

(1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

(2) borrow money, except (i) in order to meet redemption requests or (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

(3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets; or

(4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested.

CAPITAL FUND. The Capital Fund may not:

(1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Fund's investment in any one security other than United States Government obligations will not exceed 5% of the value of its total
                                                                         PAGE 87




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


SALOMON                 BROTHERS                INVESTMENT                SERIES

assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer;

(2) borrow money or pledge or mortgage its assets, except as described under 'Investment Objective and Policies' and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

(3) underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ('restricted securities'); in such registrations the Fund may technically be deemed an 'underwriter' for purposes of the 1933 Act. No more than 10% of the value of Fund's total assets may be invested in illiquid securities;

(4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under 'Additional Information on Portfolio Instruments and Investment Policies -- Loans of Portfolio Securities' in the Statement of Additional Information, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid; or

(5) invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable.

Each Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

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----------------------------------------------------------------------
                                    Management


The business and affairs of each Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Funds and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The Funds' day-to-day operations are delegated to the investment manager and administrator. The Statement of Additional Information contains general background information regarding the director and executive officers of each Fund.


INVESTMENT MANAGER


Each Fund retains SBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is wholly-owned by Salomon Smith Barney Holdings Inc. ('SSBHI') which is, in turn, wholly-owned by Travelers Group, Inc. ('Travelers'), as its investment manager under an investment management contract. SBAM was incorporated in 1987 and together with SBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of March 31, 1998, SBAM and such affiliates managed approximately $27 billion of assets. Michael S. Hyland serves as President of SBAM. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.



On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, it is anticipated that SBAM and its affiliates would be wholly-owned subsidiaries of the merged corporation. The surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 ('BHCA'), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, SBAM has informed the Funds that it does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Funds with the same level of investment advisory services that they currently receive.


In connection with SBAM's service as investment manager to the Strategic Bond Fund, SBAM Limited, whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund. SBAM Limited is compensated by SBAM at no additional expense to the Fund. Like SBAM, SBAM Limited is a direct, wholly-owned subsidiary of Salomon Brothers Holding Company Inc. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

Pursuant to a subadvisory agreement, SBAM has retained SBAM AP, whose

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


SALOMON                 BROTHERS                INVESTMENT                SERIES


business address is Three Exchange Square, Hong Kong, to act as sub-adviser to the Asia Growth Fund, subject to the supervision of SBAM. SBAM AP is compensated by SBAM at no additional cost to the Fund. Like SBAM, SBAM AP is an indirect, wholly-owned subsidiary of Salomon Brothers Holding Company Inc. SBAM AP, which was organized in 1995, is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended. The business address of SBAM AP is Three Exchange Square, Hong Kong.


Marybeth Whyte is primarily responsible for the day-to-day management of the National Intermediate Municipal Fund and the New York Municipal Money Market Fund. Prior to joining SBAM on July 25, 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond Area at Fiduciary Trust Company International, where her responsibilities included managing and advising portfolios with assets of approximately $1.3 billion.


Nancy A. Noyes is primarily responsible for the day-to-day management of the Cash Management Fund and has served as a Director of SBAM since January 1996. Prior to joining SBAM in August 1992, Ms. Noyes was a member of Salomon Brothers Hedge Management Group and has served in Salomon Brothers' London and Tokyo offices.



Steven Guterman is primarily responsible for the day-to-day management of the U.S. Government Income Fund and the Strategic Bond Fund. Mr. Guterman is assisted by Roger Lavan in the management of the two foregoing Funds. Mr. Guterman, who joined SBAM in 1990, is a Managing Director of SBAM and Salomon Brothers Inc and is currently a Senior Portfolio Manager, responsible for SBAM's investment company and institutional portfolios which invest primarily in investment grade securities, including Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Strategic Bond Fund, each a portfolio of Salomon Brothers Variable Series Funds ('Variable Series'). In addition, Mr. Guterman serves as portfolio manager for a number of SBAM's institutional clients. Mr. Guterman joined Salomon Brothers in 1983. He initially worked in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities for Salomon Brothers. Mr. Lavan joined SBAM in 1990 and is a Portfolio Manager and Quantitative Fixed Income Analyst. He is responsible for working with senior portfolio managers to monitor and analyze market relationships and identify and implement relative value transactions in SBAM's investment company and institutional portfolios which invest in mortgage-backed securities and U.S. Government securities. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers' Fixed Income Sales Group and Product Support Divisions. David J. Scott is primarily responsible for a portion of the Strategic Bond Fund relating to currency transactions and investments in non-dollar denominated debt securities. Prior to joining SBAM Limited in April, 1994, Mr. Scott worked for four years at JP Morgan Investment Management where he was responsible for global and non-dollar portfolios. Before joining JP Morgan Investment Management, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products.



Peter J. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund and the high yield and sovereign bond portions of the Strategic Bond Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director of SBAM and Salomon Brothers Inc and a Senior Portfolio Manager of SBAM, responsible for SBAM's investment company and institutional portfolios which invest in high


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


SALOMON                 BROTHERS                INVESTMENT                SERIES


yield non-U.S. and U.S. corporate debt securities and high yield foreign sovereign debt securities. Mr. Wilby is the portfolio manager for Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund, each a portfolio of Salomon Brothers Institutional Series Funds Inc ('Institutional Series Funds'), Salomon Brothers Variable High Yield Bond Fund, a portfolio of Variable Series, Global Partners Income Fund Inc., The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc, Salomon Brothers Worldwide Income Fund Inc, Salomon Brothers High Income Fund Inc, the high yield and sovereign bond portions of Salomon Brothers Variable Strategic Bond Fund, a portfolio of Variable Series, and the foreign sovereign debt component of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.



Giampaolo G. Guarnieri is primarily responsible for the day-to-day management of the Asia Growth Fund. Mr. Guarnieri has served as a Director of SBAM AP since July 1996 and has been employed as a Senior Portfolio Manager since joining SBAM AP in April 1995. Prior to joining SBAM AP, Mr. Guarnieri spent five years as a Senior Portfolio Investment Manager at Credit Agricole Asset Management (South East Asia) Limited in Hong Kong, a wholly-owned subsidiary of the Credit Agricole Group as a senior portfolio manager since 1992 and as head of direct investment activities prior to that. Mr. Guarnieri is the portfolio manager for Salomon Brothers Variable Asia Growth Fund, a portfolio of Variable Series.



Pamela P. Milunovich is primarily responsible for the day-to-day management of the Small Cap Growth Fund. Ms. Milunovich has been a Director of SBAM since January 1997, and a portfolio manager since joining SBAM in June 1992.



Allan R. White III is primarily responsible for day-to-day management of the Investors Fund. Mr. White has been Executive Vice President and portfolio manager for the Investors Fund since April 1992. Since January 1996, Mr. White has been a Managing Director of SBAM and Salomon Brothers Inc, prior to which he was a Vice President of SBAM. Mr. White is also Executive Vice President and portfolio manager for The Salomon Brothers Fund Inc and Salomon Brothers Variable Investors Fund, a portfolio of Variable Series. Mr. White is assisted in the management of the Investors Fund by John B. Cunningham. Mr. Cunningham has been a Vice President of SBAM since 1995. Prior to that time, Mr. Cunningham was an associate in the Investment Banking Group of Salomon Brothers.



Richard E. Dahlberg is primarily responsible for the day-to-day management of the Total Return Fund. Mr. Dahlberg is also the portfolio manager of Salomon Brothers Variable Total Return Fund, a portfolio of Variable Series. Prior to joining SBAM in July 1995, Mr. Dahlberg was employed by Massachusetts Financial Services Company since 1968. Mr. Dahlberg had been primarily responsible for the day-to-day management of the MFS Total Return Fund for ten years prior to joining SBAM.



Ross S. Margolies is primarily responsible for the day-to-day management of the Capital Fund. Mr. Margolies is also the portfolio manager of Salomon Brothers Variable Capital Fund, a portfolio of Variable Series. Mr. Margolies is a Managing Director of SBAM who manages other investments in equities, options, convertible bonds and high yield bonds. Prior to joining SBAM in 1992, Mr. Margolies was a Senior Vice President and analyst in the High Yield Research Department at Lehman Brothers.


Subject to policy established by the Board of Directors, which has overall responsibility for the business and affairs of each Fund, SBAM manages the investment

SALOMON                 BROTHERS                INVESTMENT                SERIES

and reinvestment of each Fund's assets pursuant to the applicable management contract. SBAM also furnishes office space, personnel and certain facilities required for the performance by SBAM of certain additional services provided by it to each Fund under the applicable management contract, including SEC compliance, supervision of Fund operations and certain administrative and clerical services, and pays the compensation of the Funds' officers, employees and directors affiliated with SBAM. Except for the expenses paid by SBAM that are described herein, each Fund bears all costs of its operations.


As compensation for its services, the Cash Management Fund pays SBAM a monthly fee at an annual rate of .20% of the Fund's average daily net assets; the New York Municipal Money Market Fund pays SBAM a monthly fee at an annual rate of
 .20% of the Fund's average daily net assets; the National Intermediate Municipal Fund pays SBAM a monthly fee at an annual rate of .50% of the Fund's average daily net assets; the U.S. Government Income Fund pays SBAM a monthly fee at an annual rate of .60% of the Fund's average daily net assets; the High Yield Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets; the Strategic Bond Fund pays SBAM a monthly fee at an annual rate of .75% of the Fund's average daily net assets; the Total Return Fund pays SBAM a monthly fee at an annual rate of .55% of the Fund's average daily net assets; the Small Cap Growth Fund pays SBAM a monthly fee at an annual rate of
 .80% of the Fund's average daily net assets; the Asia Growth Fund pays SBAM a monthly fee at an annual rate of .80% of the Fund's average daily net assets;
and the Capital Fund pays SBAM a monthly fee at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million,
 .625% on the next $200 million and .50% on average daily net assets in excess of $400 million. With respect to Small Cap Growth Fund, for the 1998 fiscal year, SBAM has voluntarily agreed to impose an expense cap on operating expenses (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at the amount of such Fund's total Fund operating expenses shown under 'Expense Information -- Annual Fund Operating Expense.'
See 'Expense Information -- Annual Fund Operating Expenses.' The Investors Fund pays SBAM a quarterly fee (the 'Base Fee') at the end of each calendar quarter based on the following rates:


                                     ANNUAL FEE
AVERAGE DAILY NET ASSETS                RATE
----------------------------------   ----------
First $350 million                      .650%
Next $150 million                       .550%
Next $250 million                       .525%
Next $250 million                       .500%
Over $1 billion                         .450%

The Base Fee for the Investors Fund may be increased or decreased based on the performance of the Investors Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of
(i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment was paid

SALOMON                 BROTHERS                INVESTMENT                SERIES

on September 30, 1995 for the one year period ending on that date. Thereafter, the performance adjustment is paid quarterly based on a rolling one year period.

With respect to the Strategic Bond Fund and in connection with the subadvisory consulting agreement between SBAM and SBAM Limited, SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its investment management fee. The amount payable to SBAM Limited is equal to the fee payable under SBAM's management agreement multiplied by the portion of the assets of the Strategic Bond Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Strategic Bond Fund.

With respect to the Asia Growth Fund, SBAM pays SBAM AP as full compensation for its services provided under the subadvisory agreement, a portion of its investment management fee.

SBAM may waive all or part of its fee from time to time in order to increase each Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse SBAM for any advisory fees waived. SBAM may from time to time, at its own expense, provide compensation to certain selected dealers for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to .12% annually of the average net assets of a Fund attributable to shares of such Fund held by customers of such selected dealers.

The services of SBAM, SBAM Limited and SBAM AP are not deemed to be exclusive, and nothing in the relevant agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Funds) or from engaging in other activities.


Consistent with the Rules of Fair Practice of the National Association of Securities Dealers (the 'NASD'), and subject to seeking the most favorable price and execution available, the investment manager may consider sales of shares of the Funds as a factor in the selection of brokers to execute portfolio transactions for the Funds. The Funds may use affiliated broker/dealers to execute portfolio transactions when the investment manager believes that the broker's charge for the transaction does not exceed the usual and customary levels charged by other brokers in connection with comparable transactions involving similar securities. See the Statement of Additional Information for a more complete description of the Funds' policies with respect to portfolio transactions.



YEAR 2000. The investment management services provided to the Funds by SBAM depend in large part on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on SBAM's provision of investment advisory services, including the handling of securities trades, pricing and account services. SBAM has advised the Funds that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking its systems will be year 2000 compliant before such date. In addition, SBAM has been advised by certain of the Funds' service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM

SALOMON                 BROTHERS                INVESTMENT                SERIES


or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Funds at that time.


DISTRIBUTOR


Salomon Brothers Inc, located at 7 World Trade Center, New York, New York 10048, serves as each Fund's distributor. Salomon Brothers is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc. It is also one of the largest securities dealers in the world and a registered broker/dealer. Salomon Brothers, along with other broker/dealer subsidiaries of Travelers, makes markets in securities and provides a broad range of underwriting, research, and financial advisory services to governments, international corporations, and institutional investors. Salomon Brothers from time to time may receive fees from the Funds in connection with the execution of portfolio transactions on behalf of the Funds. See 'Purchase of Shares -- Distribution Fees.'


ADMINISTRATOR


Each Fund (except the Small Cap Growth Fund) currently employs Investors Bank & Trust Company ('Investors Bank') and Small Cap Growth employs SBAM, in each case as administrator under an administration agreement to provide certain administrative services. SBAM has delegated its responsibilities under the administration agreement with the Small Cap Growth Fund to one of its affiliates, Mutual Management Corp. ('MMC'). Commencing in June of 1998, it is anticipated that each other Fund currently employing Investors Bank will employ MMC as administrator. No administrator is or will be involved in the Funds' investment decisions.



The services provided by the administrators under the applicable administration agreements include certain accounting, clerical and bookkeeping services, Blue Sky reports, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC.



For its services as administrator, each Fund, other than the Investors Fund and the Capital Fund, pays Investors Bank a fee, calculated daily and payable monthly, at an annual rate of .08% of the applicable Fund's aggregate average daily net assets. As compensation for its services to the Investors Fund and the Capital Fund and at no additional cost to either Fund, SBAM pays Investors Bank a fee each month at an annual rate of .08% and .06%, respectively, of the average daily value of the Investors Fund's and the Capital Fund's net assets, respectively. It is expected that each Fund will pay MMC the same fees for its services as are currently being paid to Investors Bank. For its services, the Small Cap Growth Fund pays SBAM, who in turn pays MMC, a fee calculated daily and payable monthly, at an annual rate of .05% of the Small Cap Growth Fund's aggregate average daily net assets.


EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of the directors and officers who are not directors, officers or employees of the Fund's service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class based on either expenses identifiable to the class or relative net assets of the class and other classes of Fund shares.

-------------------------------------------------------------------------
                                    Determination
                                    of Net Asset Value


For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund and the New York Municipal Money Market Fund for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. Net asset value per share of each class of each Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable market quotation available for the securities and otherwise pursuant to procedures adopted by each Fund's Board of Directors. Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Directors. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In valuing a Fund's assets, any assets or liabilities initially expressed in terms of a foreign currency are converted to U.S. dollar equivalents at the then current exchange rate. Corporate actions by issuers of foreign securities held by the Fund, such as payment of dividends or distributions, are reflected in the net asset value on the ex-dividend date therefor, except that such actions will be so reflected on the date the Fund is actually advised of the corporate action if subsequent to the ex-dividend date. Further information regarding the Funds' valuation policies is contained in the Statement of Additional Information.


Each of the Cash Management Fund and the New York Municipal Money Market Fund use the amortized cost method to value its portfolio securities and, with respect to each class of shares of the Fund, seeks to maintain a stable net asset value of $1.00 per share. Each of the other Funds values short-term investments that mature in 60 days or less at amortized cost whenever the Board of Directors determines that amortized cost is the fair value of those investments. If a Fund acquires securities with more than sixty days remaining to maturity, they will be valued at current market value (using the bid price) until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the Statement of Additional Information for a more complete description of the amortized cost method.

--------------------------------------------------------------------------------
                                    Purchase of Shares


Shares of each Fund may be purchased through First Data Investor Services Group, Inc. ('FDISG') or (the 'Transfer Agent') or from selected dealers. Purchases of shares made through a selected dealer should be made in accordance with the procedures prescribed by such selected dealer. The Fund reserves the right to reject any purchase order in whole or in part.


HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Shares may be purchased initially by completing a Purchase Application and mailing it, together with a check payable to Salomon Brothers Funds to:

(Name of Fund)
c/o FDISG
P.O. Box 5127
Westborough, MA 01581-5127

Subsequent investments may be made at any time through a selected dealer or by mailing a check to FDISG, at the address set forth above, along with the detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund account number on the check. If an investor's purchase check is not collected, the purchase will be cancelled and FDISG will charge a fee of $10 to the shareholder's account. FDISG does not intend to resubmit such checks for collection.

Subsequent investments may also be made by wiring federal funds to FDISG. Prior notification by telephone is not required. The investor should instruct the wiring bank to transmit the specified amount in federal funds to:

Boston Safe Deposit and Trust Company
Boston, Massachusetts
ABA No. 011-001-234
Account #142743
Attn: (Name of Fund)
Name of Account:
Account # (As assigned):

Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. If wires are received after 4:00 p.m. New York time, or during a bank holiday, purchases will be confirmed at the price determined on the next business day of the applicable Fund.

MINIMUM INVESTMENT

The minimum initial investment in any class of shares in any Fund is $500 and the minimum subsequent investment is $50. However, for IRAs and Self-Employed Retirement Plans (formerly Keogh Plans), the minimum initial investment in any class of shares of any Fund is $50. In addition, an account can be established with a minimum of $50 if the account will be receiving periodic, regular investments through programs such as Automatic Investment Plans, Automatic Dividend Diversification and Systematic Investing. See 'Shareholder Services.' When purchasing shares of any Fund, investors must specify the class of shares. Each Fund and the investment manager reserve the right to reject any purchase order, to suspend the offering of shares for a period of time or to waive or lower the minimum investment requirements.

SALOMON                 BROTHERS                INVESTMENT                SERIES

TIMING OF PURCHASE ORDERS

Orders for the purchase of Fund shares (other than the Cash Management Fund and the New York Municipal Money Market Fund) received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to Salomon Brothers by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to FDISG, through the facilities of the National Securities Clearing Corporation ('NSCC') by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund will be executed at the net asset value per share next determined after the order has become effective, i.e., payment has been received in or converted into federal funds. See 'Determination of Net Asset Value.' It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Brothers or FDISG through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See 'How to Open an Account and Purchase Shares' above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

STOCK CERTIFICATES

Although most shareholders elect not to receive stock certificates, certificates for full shares can be obtained on specific written request at no cost to the shareholder. No certificates are issued for fractional shares or for any shares of the Cash Management Fund and the New York Municipal Money Market Fund.

MULTIPLE PRICING SYSTEM

Each Fund currently offers three classes of shares to the general public through the Multiple Pricing System. Although the Class A, Class B and Class C shares of a particular Fund represent an interest in the same portfolio of investments, each class is subject to different sales charge structures and expense levels. Class A shares of all Funds are sold with a front end sales charge (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are sold at net asset value) and may, under limited circumstances, be subject to a CDSC upon redemption. Class B shares and Class C shares of all Funds are sold without a front end sales charge but may be subject to a CDSC upon redemption (with the exception of sales of Class B shares and Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to a CDSC). The Multiple Pricing System allows investors to select the class that is best suited to their needs and objectives. In considering the options afforded by the Multiple Pricing System, investors should consider both the applicable front end sales charge or CDSC, as well as the applicable service or distribution fee, and other relevant factors such as whether their investment goals are long-term or short-term in order to

SALOMON                 BROTHERS                INVESTMENT                SERIES

determine the class that best suits their circumstances and objectives. See 'Multiple Pricing System' for a discussion of factors to consider in selecting which class of shares to purchase. In addition, Class O shareholders may purchase additional Class O shares which are sold at net asset value and are not subject to any sales charges, distribution or service fees.

CLASS A SHARES

The public offering price for Class A shares of each Fund is the per share net asset value of that class plus a front end sales charge, expressed as a percentage of the offering price as set forth in the table below. No front end sales charge is imposed on the purchase of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund. However, when Class A shares of the Cash Management Fund or the New York Municipal Money Market Fund on which no sales charge has been paid or waived are exchanged for Class A shares of another Fund for which a sales charge is normally imposed on the purchase of Class A shares, the sales charge applicable to purchases of Class A shares will be assessed at that time.

                           CLASS A SALES CHARGE TABLE

                                                                               CONCESSION TO
                                                            PERCENTAGE OF     BROKER-DEALER AS
             AMOUNT OF                  PERCENTAGE OF       THE NET AMOUNT    A PERCENTAGE OF
         PURCHASE PAYMENT             THE OFFERING PRICE       INVESTED        OFFERING PRICE
Less than $50,000                            4.75%               4.99%              4.25%
$50,000 but less than $100,000               4.50%               4.71%              4.00%
$100,000 but less than $250,000              4.00%               4.17%              3.50%
$250,000 but less than $500,000              2.50%               2.56%              2.25%
$500,000 but less than 1 million             2.00%               2.04%              1.75%
$1 million or more                           None*                None                 **

       ------------------------------------------------------------------

* With respect to purchases of Class A shares of $1 million or more, a CDSC will apply if the shares are redeemed within one year after purchase. See 'Redemption of Shares -- Class A Share Purchases of
   $1 million or more.'

** The Distributor may in its discretion compensate selected dealers in connection with the sale of Class A Shares in an aggregate amount of $1 million or more up to the following amounts:

                                      DEALER'S
AMOUNT OF PURCHASE                   CONCESSION
----------------------------------   ----------

1 million up to $2 million              1.00%
Over $2 million up to $3 million         .75%
Over $3 million up to $5 million         .50%
Over $5 million                          .25%


From time to time, at its discretion, on a Fund by Fund basis, the Distributor may reallow concessions to selected dealers and retain the balance over such concessions or may reallow the entire front end sales charge to such dealers. In such circumstances, dealers may be deemed to be 'underwriters' as that term is defined under the 1933 Act.


REDUCED SALES CHARGES

Investors purchasing Class A shares may be able to benefit from a reduction or elimination of the front end sales charge through several purchase plans.

RIGHT OF ACCUMULATION. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may combine the total of the value of the shares being purchased with the amount equal to the current net asset value of the investor's holdings of Class A shares in all Funds, excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund. Also, for purposes of the foregoing calculation,

SALOMON                 BROTHERS                INVESTMENT                SERIES

Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund) beneficially owned by the investor's spouse and the investor's children under the age of 21 may, upon written notice to the transfer agent, also be included in the investor's beneficial holdings at the current net asset value to reach a level specified in the above table. The investor must notify the transfer agent in writing of all share accounts to be considered in exercising the right of accumulation described above.

LETTER OF INTENT. For the purposes of determining which sales charge level in the table above is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares, (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund), previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table above.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the transfer agent or eligible securities dealers.


GROUP PURCHASES. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements; one such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The Distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the Distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which: (i) has been in existence for more than six months; (ii) has a purpose other than acquiring Fund shares at a discount; and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A

SALOMON                 BROTHERS                INVESTMENT                SERIES

qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.


CERTAIN QUALIFIED PURCHASERS. No front end sales charge is applicable to any sale of Class A shares to: (a) a Director or officer of any fund sponsored by Travelers or any of its subsidiaries and to their immediate families (i.e., the spouse, children, mother or father of such persons); (b) employees of SBAM and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons);
(c) any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Funds' shares and their immediate families; (d) participants in certain 'wrap-fee' or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers; (e) any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with Salomon Brothers; and
(f) separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.


CLASS B SHARES

Class B shares of each Fund are offered for sale at net asset value and are offered for purchases of less than $250,000. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares. See 'Redemption of Shares' which describes the CDSC in greater detail.


In general, a sales commission of 4% of the amount of Class B share purchases (other than Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund) will be paid by the Distributor to broker-dealers at the time of sale.


CLASS C SHARES

Class C shares of each Fund are offered for sale at net asset value and are offered for purchases of less than $1,000,000. Class C shares are sold without a front end sales charge and are subject to a CDSC of 1% within the first year of purchase.


A sales commission of 1% of the amount of Class C share (other than Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund) will be paid by the Distributor to broker/dealers at the time of sale.


CLASS O SHARES


Class O shares of each Fund are offered only to existing Class O shareholders for sale at net asset value and are not subject to any sales charges. Only Class O shareholders may purchase additional Class O shares.


DISTRIBUTION FEES

Each class of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) is authorized, pursuant to a services and

SALOMON                 BROTHERS                INVESTMENT                SERIES


distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan' and the 'Class C Plan,' collectively, the 'Plans') adopted pursuant to Rule 12b-1 promulgated under the 1940 Act, to pay Salomon Brothers an annual service fee with respect to Class A, Class B and Class C shares of the applicable Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) at the rate of .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan. The service fees are used for servicing shareholder accounts, including payments by Salomon Brothers to selected securities dealers. The distribution fees are paid to Salomon Brothers to compensate for activities primarily intended to result in the sale of Class B and Class C shares. The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and other Salomon Brothers' branch office distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for the Distributor's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the CDSC received by the Distributor. Under the Plans, Salomon Brothers may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a 'trail fee') with respect to accounts that dealers continue to service. With respect to Class B shares, Salomon Brothers will pay broker-dealers at the time of sale a commission of 4% of the purchase price and a quarterly trail fee at an annual rate of .25% which will begin to accrue in the thirteenth month after settlement. With respect to Class C shares, Salomon Brothers will pay broker-dealers at the time of sale a commission of 1% of the purchase price and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue in the thirteenth month after settlement. In addition, with respect to Class A shares, Salomon Brothers will pay broker-dealers at the time of sale a commission as discussed above under 'Purchase of Shares -- Class A Shares' and a quarterly trail commission at an annual rate of .25% which will begin to accrue immediately after settlement.



Sales personnel of broker/dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by the Distributor and dealers in connection with the sale of shares will be paid, in the case of Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class C shares, from the proceeds of applicable CDSCs and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the CDSCs and ongoing distribution and service fees applicable to Class B and Class C shares.

SALOMON                 BROTHERS                INVESTMENT                SERIES

The Plans provide that Salomon Brothers may make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, Salomon Brothers may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Salomon Brothers under the Plans and payments by Salomon Brothers to selected securities dealers are payable without regard to actual expenses incurred.

The Distributor may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, the Distributor may also, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by the Distributor, any applicable Plan payments or the Distributor's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

                                ---------------

Under certain circumstances, certain broker/dealers may impose additional transaction fees on the purchase and/or sale of shares.

--------------------------------------------------------------------------------
                                    Redemption of Shares

Shareholders may redeem all or any part of their shareholdings on any business day at the applicable net asset value next determined after the receipt of proper redemption instructions. The value of shares on redemption may be more or less than the investor's cost.

Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. Payment of the redemption price will be made within seven days after receipt of the redemption instructions in good order (or such shorter time period as may be required), but each Fund may suspend the right of redemption during any period

SALOMON                 BROTHERS                INVESTMENT                SERIES

when: (i) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension; or (iii) an emergency exists, as defined by rules of the SEC, making disposal of portfolio securities or determination of the value of the net assets of each Fund not reasonably practicable.

For the shareholder's convenience each Fund has established different redemption procedures. No redemption requests will be processed until the applicable Fund has received a completed Purchase Application. If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. Each Fund will not credit redemption proceeds for any shares until checks received in payment for such shares have been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares by federal funds or bank wire, or by a certified or cashier's check.

REDEMPTION THROUGH SELECTED
DEALERS

Salomon Brothers will accept orders from dealers with whom it has sales agreements for the repurchase of shares held by investors. With respect to each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund), redemption orders received by the dealer prior to the close of trading on the NYSE on any business day and transmitted to Salomon Brothers prior to the close of its business day (normally 5:00 p.m., New York time) are effective that day. Otherwise, the shares will be redeemed at the applicable net asset value next determined. With respect to the Cash Management Fund and the New York Municipal Money Market Fund, redemption requests received by the dealer and transmitted to Salomon Brothers by 12:00 noon, New York time, on any business day generally will be effected on that same day. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the investor a fee for executing the order. This redemption arrangement is discretionary and may be withdrawn or modified at any time.

REDEMPTION BY MAIL

Shares may be redeemed by mail by submitting the following documents:

(1) Written instructions from registered owner(s), signed exactly as shares are registered (facsimile instructions will not be accepted);

(2) All certificates, if any, to be redeemed;

(3) If shares to be redeemed have a net asset value of $50,000 or more, a letter or a stock power signed by the registered owner(s) with the signature(s) guaranteed by an acceptable guarantor. A guarantee of each shareholder's signature is required for all redemptions, regardless of the amount involved, when: (i) the proceeds are to be paid to someone other than the registered owner(s) of the shares redeemed; (ii) are to be wired to a bank; or (iii) are to be sent to other than the registered address. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ('STAMP') and the Stock Exchanges Medallion Program. Stockholders with any questions regarding signature-guarantees should call the telephone number listed on the cover; and

(4) In the case of shares of record held in the name of a corporation, trust, fiduciary or partnership, the redemption agent requires evidence of authority to sign and a stock power with signature(s) guaranteed.

SALOMON                 BROTHERS                INVESTMENT                SERIES

TO EXPEDITE PROCESSING OF REDEMPTIONS BY MAIL, SHAREHOLDERS SHOULD SUBMIT REDEMPTION REQUESTS AND ALL RELATED DOCUMENTS DIRECTLY TO FIRST DATA INVESTOR SERVICES GROUP, INC., P.O. BOX 5127, WESTBOROUGH, MA 01581-5127.

Checks for redemption proceeds will be mailed within seven days after redemption. Unless other instructions are given in proper form, checks for redemption proceeds will be sent to the shareholder's address of record if the shareholder does not have a brokerage account.

Upon request, the proceeds of a redemption amounting to $500 or more will be sent by federal funds or bank wire to the shareholder's predesignated bank account.

TELEPHONE REDEMPTION PRIVILEGE

Shareholders having direct accounts with FDISG may redeem shares by means of the Telephone Redemption Privilege. The Application for Telephone Redemption Privilege must be completed by the shareholder with the signature(s) guaranteed in the manner described above under 'Redemption by Mail' prior to initiating a telephone redemption.

Shareholders cannot apply the Telephone Redemption Privilege to shares held in certificate form or for accounts requiring additional supporting documentation for redemptions such as trust, corporate, estate and guardian accounts.

Proceeds from the telephone redemption will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described below under 'Redemption by Wire.' The check will be made payable to the registered shareholder(s) and sent to the address of record on file with FDISG.

Shareholders should realize that by making redemption requests by telephone, they may be giving up a measure of security that they may have if they were to redeem their shares in writing. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the applicable Fund. None of the Funds or FDISG will be liable for following redemption instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund and FDISG will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Each Fund and/or FDISG may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting a redemption by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

REDEMPTION BY WIRE

If redemption by wire has been elected on the Purchase Application, shares may be redeemed, in the amount of $500 or more, on any business day upon request made by telephone or letter. No signature guarantee is required on such a redemption request. To elect this service subsequent to opening an account, call SBAM or FDISG for further information.

You may either:
Telephone the redemption request to FDISG at the following number: (800) 446-1013 or

Mail the request to FDISG at the following address:
(Name of Fund)
c/o FDISG
P.O. Box 5127
Westborough, MA 01581-5127

Proceeds of wire redemptions of $500 or more will be wired to the shareholder's bank indicated in the Purchase Application or by letter which has been properly

SALOMON                 BROTHERS                INVESTMENT                SERIES

guaranteed. With respect to the Cash Management Fund and the New York Municipal Money Market Fund, if a wire redemption request is received by FDISG by 12:00 noon, New York time, on any business day, the redemption proceeds generally will be transmitted to the shareholder's bank that same day. Checks for redemption proceeds of less than $500 will be mailed to the shareholder's address of record.

Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

CHECKWRITING

Checkwriting is available only to Class A and Class O shareholders of the Cash Management Fund and the New York Municipal Money Market Fund. If redemption by check has been elected on the Purchase Application, the redemption of shares may be made by using redemption checks provided by FDISG. There is no charge for this service. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of $500 or more. Shareholders will continue to earn dividends on the shares redeemed until the check clears the banking system. If a shareholder's account does not contain an available amount sufficient to cover the amount of a check, the check will be returned marked insufficient funds and a $10 charge per returned check will be imposed. If checks are improperly signed, they will not be honored. Checks cannot be used to close an account. Redemption by check may be terminated at any time by FDISG or the applicable Fund.

SMALL ACCOUNTS

Under each Fund's present policy, it reserves the right to redeem upon not less than 30 days' notice, the shares in an account which have a value of $500 or less or, in the case of an IRA or Self-Employed Retirement Plan, $250 or less if the reduction in value is the result of shareholder redemptions or transfers and not as a result of a decline in the net asset value. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

CONTINGENT DEFERRED SALES CHARGES

Redemptions may be subject to a CDSC as described below. The CDSC is not applicable with respect to redemptions of shares of the Cash Management Fund or the New York Municipal Money Market Fund which have never been exchanged from another Fund that normally imposes a CDSC. However, in the case of shares of the Cash Management Fund or the New York Municipal Money Market Fund which were obtained through an exchange from another Fund that normally imposes a CDSC, such shares will be subject to any applicable CDSC due at redemption. Similarly, shares initially purchased in the Cash Management Fund or the New York Municipal Money Market Fund which are subsequently exchanged for shares of other Funds that normally impose a CDSC will be subject to any applicable CDSC due at redemption. Shares of any Fund may be exchanged for shares of any other Fund without the imposition of a CDSC, although a CDSC may apply upon redemption of the shares acquired through the exchange. See 'Shareholder Services -- Exchange Privilege.'

Because shares of the Cash Management Fund and the New York Municipal Money Market Fund are not subject to any distribution or service fees, any applicable CDSC period is tolled for the period of time in which shares of other Funds that normally impose a CDSC are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if shares subject to a CDSC of a Fund other than the Cash Management

SALOMON                 BROTHERS                INVESTMENT                SERIES

Fund or the New York Municipal Money Market Fund are exchanged for shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently redeemed one year later, only the first two years of ownership count in the determination of the applicable CDSC percentage to be applied to that redemption.

The CDSC is assessed on an amount equal to the lesser of the net asset value at redemption or the initial purchase price of the shares being redeemed. In determining the amount of the CDSC that may be applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, any shares in the redeeming shareholder's account that may be redeemed without charge will be assumed to be redeemed prior to those subject to a charge. In addition, if the CDSC is determined to be applicable to redeemed shares, it will be assumed that shares held for the longest duration are redeemed first. No CDSC is imposed on: (i) amounts representing increases in the net asset value per share and (ii) shares acquired through reinvestment of income dividends or capital gains distributions.

The CDSC may be waived on a redemption of shares in connection with:

(a) redemptions made following the death or disability (as defined in the Code), of a shareholder; (b) redemptions effected pursuant to each Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size; (c) a tax-free return of an excess contribution to any retirement plan; (d) exchanges;
(e) automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of their initial account balances (see 'Shareholder
Services -- Automatic Withdrawal Plan'); (f) redemptions of shares in connection with mandatory post-retirement distributions and withdrawals from retirement plans or IRAs; (g) redemption proceeds from other Funds that are reinvested within 60 days of the redemption (see 'Shareholder Services -- Reinstatement Privilege'); (h) certain redemptions of shares of a Fund in connection with lump-sum or other distributions made by eligible retirement plans; and (i) redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with Salomon Brothers or SBAM.

CLASS A SHARE PURCHASES
OF $1 MILLION OR MORE

Class A shares that were purchased without a sales charge by reason of a purchase of $1 million or more within one year after the date of purchase are subject to a CDSC of 1% if redeemed within the first year of purchase (with the exception of Class A shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption).

CLASS B SHARES

Class B shares that are redeemed within six years of purchase are subject to a CDSC at the rates set forth in the table below, charged as a percentage of the dollar amount subject thereto (with the exception of Class B shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption). The amount of any CDSC payable upon redemption varies depending on the number of years elapsed from the time of the purchase of Class B shares until the time of redemption. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares until redemption, all orders accepted during a month are aggregated and deemed to have been made on the last business day of that month.

SALOMON                 BROTHERS                INVESTMENT                SERIES

                               CLASS B CDSC TABLE

                                                                    CDSC AS A PERCENTAGE OF
YEAR(S) SINCE PURCHASE ORDER                                    DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------------------------

Up to 2 years                                                                  5%
2 years or more but less than 3 years                                          4%
3 years or more but less than 4 years                                          3%
4 years or more but less than 5 years                                          2%
5 years or more but less than 6 years                                          1%
6 or more years                                                                0%

CLASS C SHARES

Class C shares are subject to a CDSC of 1% if redeemed within the first year of purchase (with the exception of Class C shares of the Cash Management Fund and the New York Municipal Money Market Fund, which are not subject to any CDSC upon redemption).

--------------------------------------------------------------------------------
                                    Performance Information


From time to time, a Fund may advertise its 'yield,' 'tax-equivalent yield,' 'effective yield,' 'distribution rate' and/or standardized and nonstandardized 'average annual total return' over various periods of time. Total return and yield quotations are computed separately for each class of shares of a Fund. Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same class. Total return figures for the Funds' Class A shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) include the maximum initial 4.75% sales charge and for Class B and Class C shares include any applicable CDSC during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of a Fund's shares.


Standardized total return is calculated in accordance with the SEC's formula. Nonstandardized total return differs from the standardized total return only in that it may relate to a nonstandard period or is presented in the aggregate rather than as an annual average.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be used for various periods, representing the

SALOMON                 BROTHERS                INVESTMENT                SERIES

cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum 4.75% sales charge for the Class A shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) or any applicable CDSC for Class B and Class C shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

Yield is calculated in accordance with the SEC's formula. The tax-equivalent yield is calculated by determining the portion of the yield which is tax-exempt and calculating the equivalent taxable yield and adding to such amount any fully taxable yield. Yield differs from total return in that it does not consider changes in net asset value.


From time to time the Cash Management Fund and the New York Municipal Money Market Fund may make available information as to its 'yield' and 'effective yield.' The 'yield' of the Cash Management Fund and the New York Municipal Money Market Fund refers to the income generated by an investment in each such Fund over a seven-day period, which period will be stated in the advertisement. This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested in shares of the same class. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


Distribution rate differs from yield in that it is calculated by dividing the annualization of the most recent month's distribution by the maximum offering price at the end of the month.


Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Cash Management Fund and the New York Municipal Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System. The annual reports to shareholders for each of the Series Funds, the Investors Fund and the Capital Fund for the fiscal year ended December 31, 1997 containing additional performance information are available without charge and can be obtained by writing or calling the address or telephone number printed on the front cover of the Prospectus. Performance figures are based on historical earnings and are not intended to indicate future performance. See 'Performance Data' in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                    Dividends and Distributions


Each of the Cash Management Fund and the New York Municipal Money Market Fund intend to declare as a dividend substantially all of its net investment income at the close of each business day to the Fund's shareholders of record at 12:00 noon, New York time, on that day, and will pay such dividends monthly. The National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund and the Total Return Fund will declare dividends from net investment income daily and pay them monthly. The Small Cap Growth Fund and Asia Growth Fund will declare dividends from net investment income annually and pay them annually. The Investors Fund's present policy is to pay quarterly dividends from net investment income and the Capital Fund's present policy is to pay annual dividends from net investment income.



Net investment income is a Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and for purposes of the discussion under this heading, excludes any net realized capital gains.


Shares of a Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund, as described below) are entitled to dividends declared beginning on the day after the purchase order is received in good order. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund for which payment is received in or converted into federal funds by 12:00 noon, New York time on any business day will become effective and begin to earn dividends that same day. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund for which payment is received in or converted into federal funds after 12:00 noon, New York time, on any business day will become effective and begin to earn dividends on the following business day. With respect to the Cash Management Fund and the New York Municipal Money Market Fund, shares redeemed by 12:00 noon, New York time, will accrue dividends through the day prior to redemption and shares redeemed after 12:00 noon, New York time, will accrue dividends through the day of redemption. The National Intermediate Municipal Fund, the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund and the Total Return Fund will accrue dividends on settled shares through the day of redemption. For Funds that will declare dividends daily, net investment income for a Saturday, Sunday or holiday will be declared as a dividend on the previous business day.

Dividends are determined in the same manner and are paid in the same amount for each Fund share, except certain expenses borne differ by class. In addition, the maximum distribution and service fees payable by the Class B and Class C shares of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund, which bear no such fees) are more than the maximum fees payable by such Fund's Class A and Class O shares. Moreover, Class O shares are not subject to any distribution or service fees. As a result, the per share dividends on the Class O shares will generally be higher than Class A, Class B and Class C shares of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) and the per share dividends on Class A shares of each Fund will generally be higher than those on Class B and Class C shares (other than the Cash Management Fund and the New York Municipal Money Market
Fund).

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SALOMON                 BROTHERS                INVESTMENT                SERIES


Net realized short-term capital gain of each Fund, if any, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. Each Fund distributes annually any net realized long-term capital gain from the sale of securities (after deducting any net realized losses that may be carried forward from prior years). The Cash Management Fund and the New York Municipal Money Market Fund do not expect to realize any long-term capital gain.


If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, each Fund reserves the right to reinvest the dividend and/or distribution in a shareholder's account at the then-current net asset value and to convert the shareholder's election to automatic reinvestment in shares of the Fund from which the distributions were made.

If, for any full fiscal year, a Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event a Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

Dividend and/or capital gains distributions will be reinvested automatically in additional shares of the same class of a Fund at the applicable net asset value per share and such shares will be automatically credited to a shareholder's account, unless a shareholder elects to receive either dividends or capital gains distributions in cash. A shareholder who does not have a brokerage account may inform FDISG, by notice sent to P.O. Box 5127, Westborough, Massachusetts 01581-5127, that he or she wishes to receive such dividends or distributions in cash directly from FDISG. If such distribution is to be sent to an address other than the address on record, a signature guarantee is required. See 'Redemptions by Mail' above for instructions concerning signature guarantees. Such signature must be signed exactly as registered with FDISG. Shareholders may change the distribution option at any time by mailing written notification to FDISG at the above address or by calling (800) 446-1013 prior to the record date of any such dividend or distribution.

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


----------------------------------------------------------------
                                    Taxation


FEDERAL INCOME TAX MATTERS. Each Fund has qualified for the fiscal year ended December 31, 1997 and intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. If it so qualifies, a Fund will not be subject to U.S. federal income taxes on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders (i) at least 90% of its net investment income for such taxable year, and (ii) with respect to the New York Municipal Money Market Fund and the National Intermediate Municipal Fund at least 90% of its net tax-exempt interest income for such taxable year. If in any year a Fund fails to qualify as a regulated investment company, such Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.


Each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income, which includes interest income on certain 'private activity' obligations that is otherwise exempt from tax.


Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and net capital gain. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both the corporate income and excise taxes.



All dividends and distributions to shareholders of a Fund of net investment income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income. A portion of such dividends may qualify for the dividends received deduction available to corporations.



Distributions of net capital gain designated by a Fund as 'capital gain dividends' will be taxable as long-term capital gain, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals with respect to capital assets held for more than one year but less than 18 months is 28% and with respect to capital assets held for more than 18 months is 20%. The maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gain, which currently is taxed at the same rates as ordinary income) will be 39.6%. With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable even though the net asset value of shares of a Fund is reduced by the distribution.


Funds investing in foreign securities or currencies may be required to pay

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

withholding or other taxes to foreign governments on dividends and interest. The investment yield of a Fund investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, a Fund investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of a Fund making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.


A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.


Each Fund may be required to withhold federal income tax at a rate of 31% ('backup withholding') from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an

SALOMON                 BROTHERS                INVESTMENT                SERIES

individual's social security number), (ii) the Internal Revenue Service ('IRS') notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or
(iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

HONG KONG TAX MATTERS. The Asia Growth Fund would be subject to Hong Kong profits tax, which is currently charged at the rate of 16.5% for corporations and 15% for individuals, if, by virtue of the fact that SBAM AP is located in Hong Kong, (a) the Fund or its agents were deemed to carry on a trade, profession or business in Hong Kong and (b) profits from that trade, profession or business were to arise in or be derived from Hong Kong. Hong Kong profits tax will not be payable in respect of profits from the sale of shares and other securities transacted outside Hong Kong, interest arising or derived from outside Hong Kong and profits in the nature of capital gains. The sale of securities will not be treated as the sale of capital assets if the profit or loss from such sale is regarded as attributable to a trade or business carried on in Hong Kong. The Asia Growth Fund does not currently believe that it will be subject to Hong Kong profits tax.

Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in shares of the Asia Growth Fund provided that the register of shareholders is maintained outside of Hong Kong.

STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes.

Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

distributions from the Fund are attributable to interest on such securities.

NEW YORK MUNICIPAL MONEY MARKET FUND AND NATIONAL INTERMEDIATE MUNICIPAL FUND. The New York Municipal Money Market Fund and the National Intermediate Municipal Fund each intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Money Market Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions.

All or a portion of the gain from sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund.

Although exempt-interest dividends may be excluded from a shareholder's gross income for regular federal income tax purposes, a portion of the exempt-interest dividends may be a specific preference item for purposes of determining the shareholder's liability (if any) under the federal individual and corporate alternative minimum tax provisions of the Code. Exempt-interest dividends will constitute a specific preference item for purposes of the federal alternative minimum tax to the extent that such dividends are derived from certain types of private activity bonds issued after August 7, 1986. In addition, all exempt-interest dividends will be a component of the 'adjusted current earnings' adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, the receipt of exempt-interest dividends may increase a corporate shareholder's liability for environmental taxes under Section 59A of the Code and a foreign corporate shareholder's liability under the branch profits tax, and may also affect the federal tax liability of certain Subchapter S corporations and insurance companies. Furthermore, the receipt of exempt-interest dividends may be a factor in determining the extent to which a shareholder's Social Security benefits are taxable.

With respect to the New York Municipal Money Market Fund, the exemption of interest income for regular federal income tax purposes and for New York State and New York City personal income tax purposes may not result in similar exemptions under the tax law of state and local taxing authorities outside New York. In general, a state exempts from state income tax only interest earned on obligations issued by that state or its political subdivisions and instrumentalities.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

The New York Municipal Money Market Fund and the National Intermediate Municipal Fund each intends that substantially all dividends and distributions it pays to its respective shareholders will be designated as exempt-interest dividends and as such will be exempt from regular federal income taxes. However, to the extent the National Intermediate Municipal Fund each earns income from taxable investments or realizes capital gains, some portion of its respective dividends and distributions may not qualify as exempt-interest dividends and may be subject to regular federal income taxes.

Statements detailing the tax status of each shareholder's dividends and distributions will be mailed annually.


The foregoing is intended to be general information to shareholders and potential investors in a Fund and does not constitute tax advice. Shareholders and potential investors should consult their own tax advisers regarding federal, state, local and foreign tax consequences of ownership of shares in a Fund. For a further discussion of tax considerations affecting a Fund and its shareholders, see 'Additional Information Concerning Taxes' in the Statement of Additional Information.


--------------------------------------------------------------------------------
                                    Shareholder Services

Each Fund offers the following shareholder services. See the Statement of Additional Information for further details about these services or call or write the Fund.

AUTOMATIC INVESTMENT PLAN

An investor who opens an account and wishes to make subsequent, periodic investments in a Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the account. The bank at which the bank account is maintained must be a member of the Automated Clearing House
(ACH). The investor specifies the frequency with which the investments occur (monthly, every alternate month, quarterly, etc.) with the exception that no more than one investment will be processed each month. On or about the tenth of the month, the Fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In the event of a full exchange, this plan will follow into the new Fund unless otherwise specified.

AUTOMATIC DIVIDEND
DIVERSIFICATION ('ADD')

The ADD program allows an investor to have all dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as the investor's existing account. The purchase of shares to the Fund receiving the cross-investment of the dividends will be using the net asset value at the close of business of the dividend payable date.

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

SYSTEMATIC INVESTING

An investor may request that shares of any class of a Fund be exchanged monthly for shares of the same class of any other Fund. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instructions provided on the initial account application or on the Systematic Investing application. This Systematic Investing program is also referred to as 'Dollar Cost Averaging.'

EXCHANGE PRIVILEGE

Shareholders of any Fund may exchange all or part of their shares for shares of the same class of any other Fund, at the applicable relative net asset value per share without the imposition of any front end sales charge or CDSC, except as described below. Shares of a Fund are eligible for exchange 30 days after purchase. Shares of one class may not be exchanged for shares of any other class of any Fund.

A front end sales charge will be imposed with respect to Class A shares of a Fund (except for the Cash Management Fund and the New York Municipal Money Market Fund) which are issued upon an exchange from Class A Cash Management Fund shares or Class A New York Municipal Money Market Fund shares and as to which no front end sales charge had been previously paid or waived.

For purposes of determining a shareholder's holding period in the calculation of any applicable CDSC, the period of time during which shares were held prior to an exchange will be added to the holding period of shares acquired in an exchange. However, the CDSC period is tolled for any period of time in which shares are held in the Cash Management Fund and/or the New York Municipal Money Market Fund. For example, if shares subject to a CDSC of a Fund other than the Cash Management Fund or the New York Municipal Money Market Fund are exchanged for shares of the Cash Management Fund or the New York Municipal Money Market Fund two years after purchase and are subsequently redeemed one year later, only the first two years of ownership count in the determination of the applicable CDSC percentage to be applied to that redemption. Furthermore, when Cash Management Fund shares or New York Municipal Money Market Fund shares are exchanged for shares of any other Fund that imposes a CDSC, the CDSC becomes (or, in the case of Cash Management Fund shares or New York Municipal Money Market Fund shares which were subject to a CDSC prior to a previous exchange for Cash Management Fund shares or New York Municipal Money Market Fund shares, again becomes) applicable to those shares commencing at the time of exchange. If such shares are subsequently redeemed, only time of ownership spent in Funds that impose a CDSC counts toward determining the applicable CDSC.

Each Fund reserves the right to refuse a telephone request for exchange if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time by a Fund. None of the Funds or FDISG will be liable for following exchange instructions received by telephone, which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Funds and FDISG may employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and/or FDISG may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. When requesting an exchange by telephone, shareholders should have available the correct account registration and account numbers or tax identification number.

The exchange of shares of one Fund for shares of another Fund is treated for

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with an exchange. See 'Taxation' above.

The exchange privilege is available to shareholders residing in any state in which the shares of the Fund being acquired may be legally sold. Each Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon written notice to shareholders.

AUTOMATIC WITHDRAWAL PLAN


A shareholder may establish a plan for redemptions to be made automatically at monthly or quarterly, or at other regular intervals with payments sent directly to him or her or to persons designated by the shareholders as recipients of the withdrawals. Requests for this service not made on the initial application require signature guarantees unless the payments are to be made to the shareholder and mailed to the address of record on the account. Investors are required to have a minimum account value of $10,000 in a single account in order to establish a monthly withdrawal plan, and a minimum of $5,000 in a single account for quarterly withdrawal plans. Each withdrawal constitutes a redemption of shares on which a gain or loss may be recognized. Class B and Class C shareholders may redeem a maximum lump sum of 12% annually of their account balances or no more than 2% monthly, up to a maximum of 12% annually without incurring a CDSC. With respect to the Investors Fund and the Capital Fund, a Withdrawal Plan may be opened with an account having a total value of at least $7,500, and a shareholder can arrange for automatic distributions to be made monthly or quarterly in amounts not less than $250, $50 and $50 from the Investors Fund and the Capital Fund, respectively. Maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares may be disadvantageous to an investor because of the sales charges on certain purchases and redemptions.



The redemptions will occur on the date selected by the shareholder on the account application (or the next business day if the selected day falls on a weekend or holiday) and the checks will generally be mailed within two days after the redemption occurs. No redemption will occur if the account balance falls below the amount required to meet the requested withdrawal amount. This service may be terminated at any time.


REINSTATEMENT PRIVILEGE

A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class C shares, if an investor redeems Class B or Class C shares and pays a CDSC upon redemption, and then uses those proceeds to purchase Class B or Class C shares of any Fund within 60 days, the Class B or Class C shares purchased will be credited with any CDSC paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 60 days preceding the redemption or repurchase, the amount of any gain or loss

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


SALOMON                 BROTHERS                INVESTMENT                SERIES

on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

SELF-EMPLOYED RETIREMENT PLAN

A prototype defined contribution retirement plan is available for self-employed individuals who wish to contribute earned income on behalf of themselves and each of their employees to purchase shares of a Fund and/or certain other mutual funds managed by SBAM. Shareholders should consult with a financial adviser regarding such plan.

INDIVIDUAL RETIREMENT ACCOUNTS

A prototype Individual Retirement Account ('IRA') is available generally for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered and for certain individuals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Contributions to an IRA made available by the Funds may be invested in shares of a Fund and/or certain other mutual funds managed by SBAM. The New York Municipal Money Market Fund and the National Intermediate Municipal Fund may not be suitable investments for IRAs. Shareholders should consult with a financial adviser regarding an IRA.

----------------------------------------------------------------------------
                                    Account Services

Shareholders of each Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund and the National Intermediate Municipal Fund who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in shares of such Fund.

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                                    Capital Stock



The Series Funds was incorporated in Maryland on April 17, 1990. The authorized capital stock of the Series Funds consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Series Funds' Articles of Incorporation and Articles Supplementary, the Directors have authorized the issuance of ten series of shares, each representing shares in one of ten separate Funds; namely, the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, the Small Cap Growth Fund, Asia Growth Fund, the Cash Management Fund, the New York Municipal Money Market Fund and the Institutional Money Market Fund (formerly, the U.S. Treasury Securities Money Market Fund). The assets of each Fund are segregated and separately managed. The Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.


The Investors Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 50,000,000 shares having a par value of $1.00 per share.

The Capital Fund was incorporated in Maryland on August 23, 1976. The authorized capital of the Fund consists of 25,000,000 shares having a par value of $.001 per share.


As of the date of this Prospectus, Salomon Brothers Holding Company Inc, the parent company of SBAM and its affiliates, own a significant percentage of the outstanding shares of certain classes of each Fund, except the Investors Fund, and consequently are deemed to be 'control persons,' as defined in the 1940 Act, of such Funds.


Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in this Prospectus about another Fund. The Directors of the Series Funds, the Investors Fund and the Capital Fund have considered this factor in approving the use of a combined Prospectus.

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.


All shares of each Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of each Fund will, when issued, be fully paid and nonassessable. Under the corporate law of Maryland, the state of

SALOMON                 BROTHERS                INVESTMENT                SERIES




incorporation of the Series Funds, the Investors Fund and the Capital Fund, and the By-Laws of each of the Series Funds, the Investors Fund and the Capital Fund, neither the Series Funds, the Investors Fund nor the Capital Fund is required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

----------------------------------------------------------------------
                                    Appendix A:
                               Description of Ratings

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS


AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.



A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.


BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                                                        PAGE A-1

SALOMON                 BROTHERS                INVESTMENT                SERIES


Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from Aa to Caa. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.


S&P's CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS


PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.



PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by


PAGE A-2

SALOMON                 BROTHERS                INVESTMENT                SERIES


many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.



PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P's COMMERCIAL PAPER RATINGS


An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The categories are as follows:



A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3 -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D -- A short-term obligation rated 'D' is in payment default. the 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                                                                        PAGE A-3

SALOMON                 BROTHERS                INVESTMENT                SERIES

MOODY'S MUNICIPAL BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P's MUNICIPAL BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

PAGE A-4

SALOMON                 BROTHERS                INVESTMENT                SERIES

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

S&P's RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATINGS

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                                                        PAGE A-5

SALOMON                 BROTHERS                INVESTMENT                SERIES

Fitch's short-term ratings are as follows:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

PAGE A-6

FOR CUSTOMER SERVICE
(800) 446-1013
FOR BROKER/DEALER INQUIRIES
(800) SALOMON
(800) 725-6666
Dial 11 for a representative
DISTRIBUTOR
Salomon Brothers Inc
7 World Trade Center
New York, New York 10048
INVESTMENT MANAGER
Salomon Brothers Asset
 Management Inc
7 World Trade Center
New York, New York 10048

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A FUND, THE DISTRIBUTOR OR THE INVESTMENT MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

             -----------------------------------------------
                       SALOMON BROTHERS ASSET MANAGEMENT

                -----------------------------------------------

                       SALOMON BROTHERS INVESTMENT SERIES
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) SALOMON
                                 (800) 725-6666

                      STATEMENT OF ADDITIONAL INFORMATION

     Salomon Brothers Investment Series consists of Salomon Brothers Cash Management Fund (the 'Cash Management Fund'), Salomon Brothers New York Municipal Money Market Fund (the 'New York Municipal Money Market Fund'), Salomon Brothers National Intermediate Municipal Fund (the 'National Intermediate Municipal Fund'), Salomon Brothers U.S. Government Income Fund (the 'U.S. Government Income Fund'), Salomon Brothers High Yield Bond Fund (the 'High Yield Bond Fund'), Salomon Brothers Strategic Bond Fund (the 'Strategic Bond Fund'), Salomon Brothers Total Return Fund (the 'Total Return Fund'), Salomon Brothers Small Cap Growth Fund (the 'Small Cap Growth Fund'), Salomon Brothers Asia Growth Fund (the 'Asia Growth Fund'), Salomon Brothers Investors Fund Inc (the 'Investors Fund') and Salomon Brothers Capital Fund Inc (the 'Capital Fund') (each, a 'Fund' and collectively, the 'Funds'). Each of the Funds, except for the Investors Fund and the Capital Fund, is an investment portfolio of the Salomon Brothers Series Funds Inc (the 'Series Funds'), an open-end investment company incorporated in Maryland on April 17, 1990. The Asia Growth Fund is a non-diversified portfolio and the other Funds which are part of the Series Funds are diversified portfolios. The Investors Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. The Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Series Funds, Capital Fund and Investors Fund are, individually, a 'Company,' or collectively, the 'Companies.'


     This Statement of Additional Information (the 'SAI') is not a prospectus and is only authorized for distribution only when preceded or accompanied by the Funds' current Prospectus, dated May 1, 1998, (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus, copies of which may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above.



May 1, 1998

                               TABLE OF CONTENTS



Additional Information on Portfolio Instruments and Investment Policies.........................     3
Special Investment Considerations Relating to New York Municipal Obligations....................    24
Investment Limitations..........................................................................    52
Management......................................................................................    57
Investment Manager..............................................................................    69
Portfolio Transactions..........................................................................    76
Net Asset Value.................................................................................    77
Additional Purchase Information.................................................................    78
Additional Redemption Information...............................................................    79
Additional Information Concerning Taxes.........................................................    79
Performance Data................................................................................    84
Shareholder Services............................................................................    90
Capital Stock...................................................................................    91
Custodian and Transfer Agent....................................................................    92
Independent Accountants.........................................................................    92
Counsel.........................................................................................    92
Financial Statements............................................................................    92

                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
                            AND INVESTMENT POLICIES


     The applicable Prospectus indicates the extent to which each Fund may purchase the instruments or engage in the investment activities described below. The discussion below supplements the information set forth in the Prospectus under 'Investment Objectives and Policies,' 'Additional Investment Activities and Risk Factors' and 'Appendix B -- General Characteristics and Risks of Derivatives.' References herein to the investment manager means Salomon Brothers Asset Management Inc ('SBAM'), except with respect to the Asia Growth Fund, in which case it means Salomon Brothers Asset Management Asia Pacific Limited ('SBAM AP').


FOREIGN SECURITIES


     As discussed in the Prospectus, investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. The following discussion supplements the discussion contained in the Prospectus under 'Additional Investment Activities and Risk
Factors -- Foreign Securities' and ' -- High Yield Securities.' See also
' -- Brady Bonds' below.


     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund's portfolio.

     Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the '1940 Act'), limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

     The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

     Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

U.S. GOVERNMENT OBLIGATIONS


     In addition to the U.S. Treasury obligations described in the Prospectus, a Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS'). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.


     Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Maes')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Macs')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

     Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit

System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

     Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

     Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See ' -- Foreign Securities' above. None of the Funds will purchase bank obligations which the investment manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

     Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS

     Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as 'readily marketable' for the purposes of

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its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian.

FIXED-INCOME SECURITIES

     Many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

     Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

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MUNICIPAL LEASE OBLIGATIONS

     Municipal lease obligations are secured by revenues derived from the lease of property to state and local government units. The underlying leases generally are renewable annually by the governmental user, although the lease may have a term longer than one year. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to a Fund. In the event of a termination, assignment or sublease by the governmental user, the interest paid on the municipal lease obligation could become taxable, depending upon the identity of the succeeding user.

LOANS OF PORTFOLIO SECURITIES


     Each of the Funds, except the Cash Management Fund, the New York Municipal Money Market Fund and the National Intermediate Municipal Fund, may lend portfolio securities to brokers or dealers or other financial institutions. The Capital Fund may lend portfolio securities to selected member firms of the New York Stock Exchange ('NYSE'). The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with a Fund. Each of the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Total Return Fund, the Asia Growth Fund, the Investors Fund and the Capital Fund did not lend any of its portfolio securities during 1997 and with the exception of the Capital Fund and the Investors Fund, each of these Funds has no present intention to do so. The Small Cap Growth Fund has no present intention to lend any of its portfolio securities.


     The foregoing policy regarding the lending of portfolio securities is a fundamental policy of the Capital Fund which may be changed only when approved by the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

RULE 144A SECURITIES

     As indicated in each Prospectus, certain Funds may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

     One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the Commission stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board of Directors has delegated to the investment manager the

                                       7
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determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.

     To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

MORTGAGE-BACKED SECURITIES

     The following describes certain characteristics of mortgage-backed securities. Mortgage-backed securities acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Fund and the Total Return Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a Fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

     Background. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

     Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     Guaranteed Mortgage Pass-Through Securities. The U.S. Government Income, Strategic Bond and Total Return Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of

                                       8
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shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

     The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, the Federal National Mortgage Association ('Fannie Mae') and Freddie Mac.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on multifamily residential properties under construction;
(vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

     Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its

                                       9
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guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

     Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

BRADY BONDS

     Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as 'Brady Bonds.' Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment manager believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

     Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories 'BB' or 'B' by Standard & Poor's Corporation ('S&P') or 'Ba' or 'B' by Moody's Investors Service, Inc. ('Moody's') or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally

                                       10
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known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ('LIBOR') rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which these Funds may invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Additional Information Concerning Taxes.'

INVERSE FLOATING RATE OBLIGATIONS

     Certain Funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of Collateralized Mortgage Obligations ('CMOs ') with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

     Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.


OTHER INVESTMENT COMPANIES



     As indicated under 'Investment Restrictions' below, a Fund may from time to time invest in securities of other investment companies, subject to the limits of the 1940 Act. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do


                                       11
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not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.



DERIVATIVES



     A detailed discussion of Derivatives (as defined below) that may be used by the investment manager on behalf of certain Funds follows below. The description in the Prospectus indicates which, if any, of these types of transactions may be used by that Fund. A Fund will not be obligated, however, to use any Derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in the Prospectus and this Statement of Additional Information, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.



     Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund's income or gain. A Fund may use any or all types of Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's portfolio securities.



     A Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the Commodity Futures Trading Commission ('CFTC') thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.



     Currency Transactions. A Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.



     A Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.



     Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of


                                       12
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the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.



     A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.



     Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'



     Futures Contracts. A Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the Funds is a commodity pool, and each Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A Fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'


                                       13
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     Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or
(ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.



     Similarly, when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.



     At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.



     Options. As indicated in the Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in the Prospectus.


                                       14
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     In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues.
By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.



     In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.



     In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.



     A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.



     Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.



     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options


                                       15
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require segregation of Fund assets in special accounts, as described below under
'Use of Segregated and Other Special Accounts.'



     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.



     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.



     A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.



     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.



     OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.


                                       16
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     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.



     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for a Fund.



     A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.



     A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.



     A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.



     (a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.



     If the investment manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may


                                       17
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also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.



     (b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'



     (c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.



     The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.



     Interest Rate and Equity Swaps and Related Transactions. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.



     A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be


                                       18
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accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board of Directors. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.



     The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.



     A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.



     There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase


                                       19
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and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.



     Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.



     Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.



     Risk Factors. Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.



     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.



     As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the


                                       20
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transactions at times when SBAM deems it desirable to do so. To the extent a
Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.



     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.



     Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.



     Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.



     Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.



     Use of Segregated and Other Special Accounts. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general,


                                       21
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either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.



     OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.



     In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.



     Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.


PORTFOLIO TURNOVER

     Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-

                                       22
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term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See 'Portfolio Transactions.'


     With respect to each of the Cash Management Fund and the New York Municipal Money Market Fund, SBAM seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Cash Management Fund and the New York Municipal Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the investment manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the investment manager will consider such an event in determining whether the Cash Management Fund and the New York Municipal Money Market Fund should continue to hold the security. The policy of each of the Cash Management Fund and the New York Municipal Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Cash Management Fund and the New York Municipal Money Market Fund in the form of dealer spreads.


                                       23
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
                 SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                         NEW YORK MUNICIPAL OBLIGATIONS


     Some of the significant financial considerations relating to the investments of the New York Municipal Money Market Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.


NEW YORK STATE

     New York State Financing Activities. There are a number of methods by which New York State (the 'State') may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the 'Legislature') and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ('TRANs'), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ('BANs'). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.


     The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.



     In February 1997, the Job Development Authority ('JDA') issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.


                                       24
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
     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.


     The State employs additional long-term financing mechanisms, lease-purchase and contractual- obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ('LGAC') to restructure the way the State makes certain local aid payments.



     The State also participates in the issuance of certificates of participation ('COPs') in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.


     The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.


     The State also employs moral obligation financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.



     The State anticipated that its capital programs would be financed, in part, through borrowings by the State and public authorities in the 1997-98 fiscal year. The State expected to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The Legislature also authorized the issuance of up to $311 million in COPs during the State's 1997-98 fiscal year for equipment purchases.



     The proposed 1997-98 through 2002-2003 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As part of the Plan, changes were proposed to the State's 1997-98 borrowing plan, including: delay of the issuance of Certificates of Participation ('COPs') to finance welfare information systems through 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.



     As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for the purposes of redeeming outstanding BANs) and $140 million in general obligation paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of


                                       25
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State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.



     Borrowings by other public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total $1.9 billion, including costs of issuances, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. Included therein are borrowings by (i) DASNY for the State University of New York ('SUNY'), The City University of New York ('CUNY'), health facilities, and mental health facilities; (ii) the Thruway Authority for the Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prison and youth facilities; (iv) the Housing Finance Agency ('HFA') for housing programs; and (v) borrowings by the Environmental Facilities Corporation ('EFC') and other authorities. In addition, in the 1997 legislative session, the Legislature also approved two new authorizations for lease-purchase and contractual obligation financings. An aggregate $425 million was authorized for four public authorities (Thruway Authority, DASNY, UDC and HFA) for the Community Enhancement Facility Program for economic development purposes, including sports facilities, cultural institutions, transportation, infrastructure and other community facility projects. DASNY was also authorized to issue up to $40 million to finance the expansion and improvement of facilities at the Albany County airport.



     In addition to the arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ('MAC') was created to provide financing assistance to New York City (the 'City'). To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ('Troy MAC'). The bonds issued by Troy MAC, however, do not include moral obligation provisions.



     The 1997-1998 State Financial Plan. The State's budget for the State's 1997-98 fiscal year, commencing on April 1, 1997 and ending on March 31, 1998, was enacted by the Legislature on August 4, 1997. The State Financial Plan for the 1997-98 fiscal year (the 'State Financial Plan') was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year. The State Financial Plan is updated in October and January. The State Financial Plan was projected to be balanced on a cash basis; however there can be no assurance that the State Financial Plan will continue to be in balance. Total General Fund receipts and transfers from other funds were projected to be $35.09 billion, while total General Fund disbursements and transfers to other funds were projected to be $34.60 billion. After adjustments for comparability, the adopted 1997-98 budget projected a year-over-year increase in General Fund disbursements of 5.2 percent. As compared to the Governor's proposed budget as revised in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.70 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures included $540 million in increased revenues projected for 1997-98, increased resources produced in the 1996-1997 fiscal year that were to be utilized in 1997-1998, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.



     The State Financial Plan included actions that would have an effect on the budget outlook for State fiscal year 1997-98 and beyond. The State Division of the Budget ('DOB') estimated that the 1997-98 State Financial Plan contained actions that provide non-recurring resources or savings totaling approximately $270 million. These included the use of $200 million in federal reimbursement funds available from retroactive social service claims


                                       26
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approved by the federal government in April 1997. The balance is composed of various other actions, primarily the transfer of unused special revenue fund balances to the General Fund.



     The State closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion for its 1995-96 through 1997-98 fiscal years, respectively. The 1998-99 gap was projected at $1.68 billion, in the outyear projections submitted to the legislature in February 1997. As a result of changes made in the enacted budget, that gap is now expected to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The expected gap is smaller than the three previous budget gaps closed by the State.



     The outyear projection will be impacted by a variety of factors. Certain actions taken in the State's 1997-98 fiscal year, such as medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-98 adopted budget and included in the State Financial Plan is expected to benefit the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare case load and health care costs would also produce additional savings in the State Financial Plan. Finally, various federal actions, including the potential benefit effect on State tax receipts from changes to the federal tax treatment of capital gains, would potentially provide significant benefits to the State over the next several years.



     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.



     Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, adverse judgments in legal proceedings against the State could exceed amounts reserved in the 1997-98 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.



     In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.



     The following discussion summarizes the State Financial Plan and recent fiscal years with particular emphasis on the State's General Fund. Pursuant to statute, the State updates the financial plan at least on a quarterly basis. Due to changing economic conditions and information, public statements or reports may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.



     The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1997-98 fiscal year, the General Fund was expected by the


                                       27
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State to account for approximately 48 percent of total governmental-funds disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.



     The General Fund was projected to be balanced on a cash basis for the 1997-98 fiscal year; however there can be no assurance that the General Fund will remain balanced for the entire fiscal year. Total receipts are projected to be $35.09 billion, an increase of $2 billion over total receipts in the prior fiscal year. Total General Fund disbursements are projected to be $34.60 billion, an increase of $2.05 billion over the total amount disbursed and transferred in the prior fiscal year.



     In addition to the General Fund, the State Financial Plan includes Special Revenue Funds, Capital Projects Funds and Debt Service Funds.



     Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type was expected to comprise more than 42 percent of total governmental funds receipts and disbursements in the 1997-98 fiscal year, about three-quarters of that activity relates to Federally-funded programs.



     Projected receipts in this fund type totaled $28.22 billion, an increase of $2.51 billion over the prior year. Projected disbursements in this fund type totaled $28.45 billion, an increase of $2.43 billion over 1996-97 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, were projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority (the 'MTA') funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.



     Capital Projects Funds account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1997-98 fiscal year, activity in these funds was expected to comprise 5 percent of total governmental receipts and disbursements.



     Total receipts in this fund type were projected at $3.30 billion. Bond and note proceeds were expected to provide $605 million in other financing sources. Disbursements from this fund type were projected to be $3.70 billion, a decrease of $154 million (4.3 percent) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27 percent) of the activity in this fund type. Total spending for capital projects would be financed through a combination of sources: federal grants (29 percent), public authority bond proceeds (31 percent), general obligation bond proceeds (15 percent), and pay-as-you-go revenues (25 percent).



     Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. This fund was expected to comprise 4 percent of total governmental fund receipts and disbursements in the 1997-98 fiscal year. Receipts in these funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.



     The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. In the 1997-98 fiscal year, total disbursements in this fund type were projected at $3.17 billion, an increase of $64 million or 25 percent, most of which is explained by increases in the General Fund transfer. The projected transfer from the General Fund of $2.07 billion was expected to finance 65 percent of these payments.


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     Prior Fiscal years. A narrative description of cash-basis results in the
General Fund is presented below for the prior three fiscal years.



     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last five fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below. There can be no assurance, however, that such trends will continue.



     Fiscal year 1996-97. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.



     The General Fund closing fund balance was $433 million. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. The TSRF can be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million remains on deposit in the CRF. This fund assists the State in financing any extraordinary litigation costs during the fiscal year. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. This fund was created to fund certain legislative initiatives. The General Fund closing fund balance does not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ('LGAC') financing program and was required to be on deposit as of March 31, 1997.



     General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.



     Fiscal Year 1995-96. The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.


     The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the LGAC program.

     General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994

                                       29
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and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies.



     Fiscal Year 1994-95. The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.


     General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.


     Other Funds. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.



     In the Special Revenue Funds, disbursements increased from $24.38 billion to $26.02 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.



     Disbursements in the Capital Projects Funds declined from $3.62 billion to $3.54 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased. The increase in the negative fund balance in 1994-95 resulted from delays in reimbursements caused by delays in the timing of public authority bond sales.


     Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued implementation of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.


     State Financial Plan Considerations. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.


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     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.


     The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.


     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.


     The State Financial Plan was based upon a July 1997 projection by DOB of national and State economic activity. The information below summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 1997-98 Financial Plan.



     On August 22, 1996 the President signed the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the '1996 Welfare Act'). This new law made significant changes to welfare and other benefit programs. Major changes included conversion of AFDC into the TANF block grant to states, new work requirements and


                                       31
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durational limits on recipients of TANF, and limits on assistance provided to immigrants. City expenditures as a result of welfare reform are estimated in the Financial Plan at $49 million in fiscal year 1998, $45 million in fiscal year 1999, $38 million in fiscal year 2000 and $44 million in fiscal year 2001. In addition, the City's naturalization initiative, CITIZENSHIP NYC, will assist immigrants made ineligible under Federal law to regain eligibility for benefits, by helping them through the application process for citizenship. The Financial Plan assumes that 75% of those immigrants who otherwise would have lost benefits will become citizens, resulting in projected savings to the City in public assistance expenditures of $6 million in fiscal year 1999, $24 million in fiscal year 2000 and $25 million in fiscal year 2001. Federal legislation enacted August 5, 1997, reinstated eligibility for even more immigrants currently on the rolls than projected. The outyear estimates made by OMB are preliminary and depend on a variety of factors, which are impossible to predict, including the implementation of workfare and child care programs modified by newly enacted State law, the impact of possible litigation challenging the law, and the impact of adverse economic developments on welfare and other benefit programs. In accordance with the Federal welfare reform law, the Governor submitted a State plan to the Federal government and such plan was deemed complete as of December 2, 1996. New York State's welfare reform, bringing the State into compliance with the 1996 Welfare Act and making changes to the Home Relief program, was signed into law on August 20, 1997. The Governor submitted an amended State plan to the Federal government, reflecting these changes, on September 20, 1997. Implementation of the changes at the State level will in part determine the possible costs or savings to the City. It is expected that OMB's preliminary estimates of potential costs will change, based on new policies to be developed by the State and City with respect to benefits no longer funded as Federal entitlements.



     The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalance in the State Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected by the State DOB that the State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State work force, and efficiency and productivity initiatives. The division of the Budget intends to update the State Financial Plan and provide an update to the Annual Information Statement upon release of the 1997-98 Executive Budget.



     U.S. Economy. The national economy has resumed a more robust rate of growth after a 'soft landing' in 1995, with approximately 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has bee hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.



     DOB forecasts that national economic growth will continue in 1998 and 1999, it is expected to be substantially slower than is was in 1997. Real Gross Domestic Product ('GDP') is projected to increase 2.6 percent in 1998, which is a full percentage point lower than the estimated 1997 growth rate. In 1999, the GDP is expected to fall to 2.0 percent. The growth of nominal GDP is projected to decline from 5.8 percent in 1997 to 4.8 percent in 1998 and to 4.3 percent in 1999. The inflation rate is expected to drop to 2.2 percent in 1998, before rising to 2.5 percent in 1999. The annual rate of job growth is expected to be
2.3 percent in 1998, equaling the strong growth rate experienced in 1997. In 1999, however, employment growth is forecast to slow markedly to 1.3 percent. Growth in personal income and wages is expected to slow in 1998 and 1999.



     New York Economy. The DOB forecast of the State's economy projects continued moderate growth in 1998 and 1999 for employment, wages, and personal income. The growth is projected to lessen, however, during the course of the two years. Personal income is estimated to be 5.4 percent in 1997, 4.8 percent in 1998, and 4.3 percent in 1999. Increases in 1998 year end bonus payments are projected to be modest, a substantial change from the rate of increase of recent years. Overall employment is expected to continue at a modest rate,


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reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health, social service, and banking sectors.



     Current forecasts for continued growth, and any resultant impact on the State's financial plans, contain some uncertainties. Stronger-than-expected gains in employment could lead to a significant improvement in consumer spending. Investments could also remain robust. Conversely, hints of accelerating inflation or fears of excessively rapid economic growth could create upward pressures on interest rates. In addition, the State economic forecast could over- or underestimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.



     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its work force engaged in manufacturing, and an increasing proportion engaged in service industries. The following paragraphs summarize the state of major sectors of the New York economy:



          Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.



          Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.



          Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.



          Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.



          Agriculture: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.



          Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.



     Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is


                                       33
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concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.



     In the calendar years 1987 through 1996, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.



     State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



     Financial Plan Updates. The State is required to issue Financial Plan updates to the cash-basis State Financial Plan in July, October, and January, respectively. These quarterly updates reflect analysis of actual receipts and disbursements for each respective period and revised estimates of receipts and disbursements for the then current fiscal year. The First Quarter Update was incorporated into the cash-basis State Financial Plan of August 15, 1997 (the 'August Financial Plan').



     The Mid-Year Update. The State issued its first update to the cash-basis 1997-98 State Financial Plan (the 'Mid-Year Update') on October 30, 1997. No revisions were made to the estimates of receipts and disbursements based on the current economic forecasts for both the nation and the State. The Mid-Year Update continues to reflect a balanced 1997-98 State Financial Plan, with a projected General Fund reserve for future needs of $530 million. This projected surplus is now considered to be at the low end of the range of possible outcomes for the 1997-98 fiscal year.



     The forecast of the State economy also remains unchanged from the one formulated with the August Financial Plan. Steady growth was projected to continue through the second half of 1997. Personal income was projected to increase by 6.1 percent in 1997 and 4.5 percent in 1998, reflecting projected wage growth fueled in part by financial sector bonus payments. The forecast projected employment increases of 1.4 percent in 1997 and 1.0 percent in 1998.



     The projected 1997-98 closing fund balance in the General Fund of $927 million reflects a reserve for future needs of $530 million, a balance of $332 million in the Tax Stabilization Reserve Fund (following a payment of $15 million during the current fiscal year) and a balance of $65 million in the Contingency Reserve Fund (following a deposit of $24 million during the current fiscal year). These two reserves remain available to help offset potential risks to the Financial Plan. Based upon experience to date, it is likely that the closing fund balance will be larger, providing additional resources for the 1998-99 fiscal year.



     All governmental funds receipts and disbursements are also unchanged. The projected closing fund balance for all governmental funds remains $1.43 billion. The annual increase in spending for all governmental funds remains approximately 7 percent. Total projected receipts in all governmental funds (excluding transfers) are approximately $67.31 billion. All funds disbursements (excluding transfers) are $67.37 billion. Total net other financing sources across all governmental funds are projected at $505 million.



     On September 11, 1997, the State Comptroller released a report entitled 'The 1997-98 Budget: Fiscal Review and Analysis' in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled 'Outyear Projections of Receipts and Disbursements' in the Annual


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Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.



     On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration
(HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.



     The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.



     On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.



     On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis.



     The January Update. The State revised its 1997-98 Financial Plan on January 20, 1998 (the 'January Update'), in conjunction with the release of its Executive Budget Forecast for the 1998-99 fiscal year. The State predicted that the 1997-98 General Fund Financial Plan would continue to be balanced, with a projected cash surplus of $1.83 billion, an increase of $1.32 billion from the State's Mid-Year Update. The General Fund closing balance is projected to be $465 million at the end of the 1997-98 fiscal year, a decline of $462 million from the Mid-Year Update. This decline reflects the application of $530 million in undesignated reserve and additional surplus money projected in the January Update to pay for certain one-time accelerated payments.



     Personal income tax collections for 1997-98 are projected at $18.5 billion, a $363 million decrease from the Mid-Year Update. Business tax receipts are projected to increase by $158 million, for a total of $4.98 billion. User tax estimates increased $52 million to $7.06 billion. Other tax receipts are projected to increase by $103 million over the Mid-Year Update to total $1.09 billion for the fiscal year.



     The State projected that disbursements would increase by $565 million over the Mid-Year Update. The State attributed the majority of the increase to a one-time dispersement of a $561 million pre-payment of expenditures previously scheduled for 1998-99. Outside of this accelerated payment the projected General Fund spending for the 1997-98 year remained essentially unchanged from the Mid-Year Update.



     The 1998-99 Executive Budget. The Governor presented the 1998-99 Executive Budget (the 'Executive Budget') to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed


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estimates of receipts, and a proposed Capital Program and Financing Plan. The
State expects that the Governor will prepare amendments to the Executive Budget as permitted under applicable law and that these amendments will be reflected in a revised financial plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor or that the State's budget projections will not differ materially or adversely from projections set forth in any of its updates.



     Under the Executive Budget, the 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts (including transfers from other funds) are projected to be $36.22 billion, an increase of $1.02 billion over the estimated 1997-98 level. The State General Fund tax base is projected to increase approximately six percent during 1998-99, after adjusting for tax law and administrative changes. Personal income tax collections in the General Fund are projected to increase to $19.82 billion, a $1.32 billion increase over 1997-98. User tax collections and fee receipts are projected to reach $7.2 billion, an increase of $144 million over the previous year. Business tax receipts are projected to decline in 1998-99 from $4.98 to $4.96 billion largely due to scheduled tax reductions. Receipts from other taxes are also projected to decline from $1.79 billion to $1.01 billion in 1998-99. Miscellaneous receipts are projected to decline from $1.57 billion in 1997-98 to $1.4 billion in the 1998-99 fiscal year.



     General Fund distributions, including transfers to other funds, are projected to be $36.18 billion in 1998-99, an increase of $1.02 billion over projected expenditures (including prepayments) for the 1997-98 fiscal year. The Executive Budget proposes a year-to-year growth in General Fund spending of 2.89 percent, a growth in State Funds spending of 8.5 percent, and an increase in All Government Funds spending of 7.6 percent. Dispersements from the category of Grants to Local Governments (which constitute 67.9 percent of all General Fund spending) are projected to increase by $931 million to $24.55 billion in 1998-99, or 3.9 percent above 1997-98. Support of State operations is projected to increase by $524 million to $6.73 billion, or 8.4 percent higher than 1997-98. Total spending in General State charges is projected to decline slightly in 1998-99 to $2.23 billion. Transfers in support of debt services are projected to grow 5.8 percent in 1998-99, from $2.03 billion to $2.15 billion.



     The Division of Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1998-99 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic, and political factors. These factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. For example, there can be no assurance that the Legislature will enact the Governor's proposals or the State's actions will be sufficient to preserve budgetary balance or align recurring receipts and disbursements in either 1998-99 or future fiscal years.



     Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. The risk includes whether the financial market changes or broader economic 'correction' occurs during the period and is heightened by the relatively lengthy expansions in the market that are currently underway. The securities industry is more important to the New York economy than the national economy and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. Additionally, a normal 'forecast error' of one percentage point in the expected growth rate could cumulatively raise or lower receipts by over $1 billion by the last year of the 1998-2001 projection period. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial results in State receipts.



     Ratings Agencies. On August 28, 1997, Standard & Poor's ('S&P') revised its ratings on the State's general obligation bonds to A from A-, and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P rated the State's general obligation bonds AA- from August 1987 to March 1990 and A+


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from November 1982 to August 1987. In March 1990, S&P lowered its rating of all of the State's general obligation bonds from AA- to AA- to A. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A-, and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook on the State's general obligation bonds to positive and, on August 5, 1996, confirmed its A- rating.



     On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1.



     Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1996 there were 17 public authorities that had outstanding debt of $100 million or more each, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $75.4 billion.


     There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.


     The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State HFA, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.


     Metropolitan Transportation Authority. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the 'TA'). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North

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Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In
addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the 'TBTA'), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.


     Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1997-98 fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.



     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the '1995-99 Capital Program'). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.



     There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.



     Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.


     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the

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City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.


     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.



     Municipal Indebtedness. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than the City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.


     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.


     Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) employee welfare benefit plans where plaintiffs are seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (vii) alleged responsibility of the State Department of Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby; (viii) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (ix) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; (x) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law; (xi) a challenge to the constitutionality of the Clean Water/Clean Air Bond Act of 1996 and its implementing regulations; (xii) two challenges to regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the 1986-87 through 1996-97 fiscal years; and (xiii) an action to compel the State to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian customers on Indian reservations.



     Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain balanced 1997-98 and 1998-99 State Financial Plans. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1997, the State reports its estimated liability for awards and anticipated unfavorable judgments at $364 million. There can be no assurance that an


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adverse decision in any of the above cited proceedings would not exceed the amount that the 1997-98 and 1998-99 State Financial Plans reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain balanced plans.


NEW YORK CITY


     The fiscal health of the State may also be particularly affected by the fiscal health of the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Current law requires the City to prepare four-year annual financial plans, which are reviewed and revised on a quarterly basis and includes capital, revenue, and expense projections and outlines proposed gap-closing for the years with projected budget gaps. An annual financial report for its most recent completed fiscal year is prepared at the end of October of each year.



     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ('MAC') to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the 'Financial Emergency Act') which, among other things, established the New York State Financial Control Board (the 'Control Board') to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ('OSDC') to assist the Control Board in exercising its powers and responsibilities and a 'Control Period' from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or 'substantial likelihood and imminence' of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its 'Covered Organizations' (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan (the 'City Financial Plan'), which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.



     Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.


     The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures,

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cash flow, and debt service requirements for, and financial plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ('IBO') has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.



     The 1998-2002 Financial Plan. On January 29, 1998, the City published the Financial Plan for the 1998 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the four-year financial plan submitted to the Control Board on June 10, 1997 (the 'June Financial Plan').



     The 1998-2002 Financial Plan reflects actual receipts, expenditure, and changes in forecast revenues and disbursements since the June Financial Plan. The 1998-2002 Financial Plan projects revenues and expenditures for the 1998 and 1999 fiscal years to be balanced in accordance with GAAP. Gaps are projected, however, of $1.8 billion, $2.0 billion, and $1.9 billion for the 2000, 2001, and 2002 years, respectively. Changes since the June Financial Plan include: (i) an increase in projected tax revenue in 1998 ($841 million), 1999 ($738 million), 2000 ($808 million), and 2001 ($802 million), including an increase in sales tax revenues resulting from the state adopting a smaller than expected sales tax reduction; (ii) a reduction in assumed State aid of $283 million in the 1998 fiscal year and between $134-142 million in each year from 1999-2001; (iii) a reduction in the projected debt service expenditures totaling $164 million, $291 million, $127 million, and $145 million in the 1998 through 2001 fiscal years, respectively; (iv) an increase in Board of Education (the 'BOE') spending of $70 million, $182 million, $59 million, and $61 million in the 1998 through 2001 fiscal years, respectively; and (v) an increase in expenditures totaling $71 million in the 1998 fiscal year and between $214 million and $273 million in each of the 1999 and 2001 fiscal years, reflecting additional spending for the City's proposed drug initiative and other agency spending. The 1998-2002 Financial Plan also includes a proposed discretionary transfer in the 1998 fiscal year of an additional $920 million in debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $210 million of debt service due in fiscal year 2000, included in the Budget Stabilization Account for 1998 and 1999 fiscal years, respectively, raising the total in the Budget Stabilization Account for the 1998 fiscal year to $1.2 billion.



     Additionally, the 1998-2002 Financial Plan sets forth gap-closing actions to eliminate a previously projected budget gap for the 1999 fiscal year and to reduce projected gaps for fiscal years 2000 through 2002. Gap-closing actions for 1998 through 2002 fiscal years include: (i) additional agency actions totaling $122 million, $429 million, $354 million, $303 million, and $311 million in fiscal years 1998 through 2002, respectively; (ii) assumed additional Federal aid of $250 million in each of fiscal years 1999 through 2002, which could include funds to be distributed from the tobacco settlement, increased Medicaid assistance, unrestricted Federal revenue sharing aid or increased funds for school construction; and (iii) assumed additional State aid of $200 million in each of fiscal years 1999 through 2002, including an increase in revenue sharing payments and reimbursement of inmate costs proposed by the City. The gap-closing actions are partially offset by proposed new tax reduction programs totalling $237 million, $537 million, $610 million, and $774 million in fiscal years 1999 through 2002, respectively.


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     The City's projected budget gap for the 2001 and 2002 fiscal years does not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2000 budget are not taken into account in projecting budget gaps for the 2001 and 2002 fiscal years.



     Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve a balanced operating results for the 1998 fiscal year, thee can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases, or expenditure reductions. Additional tax increases and reductions in essential City services could also adversely affect the City's economic base.


     Assumptions. The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $168 million, $507 million, and $530 million in the 2000, 2001, and 2002 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 the extension of which is projected to provide revenue of $187 million, $531 million and $554 million, and $579 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $365 million, $175 million, $170 million, and $70 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the repeal of the Wicks law relating to contracting requirements for City construction projects and the additional State funding assumed in the Financial Plan, and State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. It is expected that the Financial Plan will engender public debate which will continue through the time the budget is scheduled to be adopted in June 1998, and that there will be alternative proposals to reduce taxes (including the 12.5% personal income tax surcharge) and increase in spending. Accordingly, the Financial Plan may be changed by the time the budget for the 1999 fiscal year is adopted. Moreover, the Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.


     The City's Financial Plan is based on numerous additional assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1998 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the City Financial Plan; the impact on the City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the


                                       42
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City's infrastructure. Certain of these assumptions have been questioned by the
City Comptroller and other public officials.


     The Governor presented his 1998-1999 Executive Budget to the Legislature on January 20, 1998. In recent years, however, the State has failed to adopt a budget prior to the beginning of the fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.



     City Employees. Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.


     Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.


     The 1998-2002 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 204,685 on June 30, 1998 to an estimated level of 203,987 by June 30, 2002, before implementation of the gap closing program outlined in the City Financial Plan.



     Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately 86% of the City's work force. The City Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.



     The City's pension expenditures for the 1998 fiscal year are expected to approximate $1.5 billion. In each of fiscal years 1999 through 2002, these expenditures are expected to approximate $1.4 billion, $1.4 billion, $1.4 billion, and $1.3 billion, respectively. Certain of the systems may provide pension benefits of 50% to 55% of 'final pay' after 20 to 25 years of service without additional benefits for subsequent years of service. For the 1997 fiscal year, the City's total annual pension costs, including the City's pension costs not associated with the five major actuarial systems, plus Federal Social Security tax payments by the City for the year, were approximately 19.04% of total payroll costs. In addition, contributions are also made by certain component units of the City and government units directly to the three cost sharing multiple employer actuarial systems. The State Constitution provides that pension rights of public employees are contractual and shall not be diminished or impaired.



     Reports on the City Financial Plan. From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned


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whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment, and it is expected that the staff of the Control Board will issue a report on the 1998-2002 Financial Plan in the near future.



     On February 26, 1998, the City Comptroller issued a report on the 1998 fiscal year and the preliminary budget for the 1999 fiscal year, as reflected in the 1997-2001 Financial Plan. With respect to the 1998 fiscal year, the report identified a possible surplus of between $71 million and $293 million above the level projected in the City's plan. The report stated that the additional surplus reflects the possibility of the receipt of an additional $225 million of tax revenues, and that the size of the possible surplus depends primarily on whether the sale of the New York Coliseum for $200 million is completed. With respect to the 1999 fiscal year, the report identified a possible gap of $153 million or a possible surplus of $269 million, depending upon whether the State approves the extension of 12.5% personal income tax surcharge and the amount of surplus for the 1998 fiscal year available for debt service in the 1999 fiscal year.



     The potential risks identified in the City Comptroller's report for the 1999 fiscal year include: (i) assumed payments from the Port Authority relating to the City's claims for back rentals and an increase in future rentals, part of which are the subject of the arbitration, totaling $335 million; (ii) State approval of the 12.5% personal income tax surcharge beyond December 1, 1998, which would generate $188 million in the 1999 fiscal year and which the Speaker of the City Counsel has opposed; and (iii) the receipt of an additional $450 million of State and Federal aid assumed in the financial plan. The potential risks are offset by potential additional resources for the 1999 fiscal year, including the potential for an additional $150 million of State educational aid, $150 million of additional debt service savings, $176 million in tax revenues if the proposed sales tax reduction on clothing is not approved, $294 million of higher than projected tax revenues and the availability in the 1999 fiscal year of an additional $71 million to $293 million surplus from the 1998 fiscal year. The report also noted that the City Comptroller will begin writing off outstanding education-aid receivables that are 10 years past due, which are estimated to be approximately $4 million in the 1998 fiscal year and $39 million in the 1999 fiscal year, and which total $914 million for fiscal years 1989 through 1997. In addition, the report noted that City-funded expenditures for the 1998 fiscal year are expected to exceed the ceiling established in the May 1996 agreement between the City and MAC, which would permit MAC to recover from the City in the 1999 fiscal year an amount equal to such excess spending, up to $125 million. Finally, the report noted that, while the City is in a relatively strong financial position, its reliance on State and Federal aid to close its budget gap for the 1999 fiscal year raises concerns, and that the City's spending will again be under pressure in the event of an economic downturn. The City Comptroller also noted (in a separate report on the City's capital debt) that debt burden measures, such as annual debt service as a percentage of tax revenues, debt per capita, and debt assessed value of real property, are approaching historically high post-fiscal crises levels, which calls for restraint in the City's capital program, while the City's infrastructure requires additional resources.



     Also on February 26, 1998, the staff of OSDC issued a report on the Financial Plan. With respect to the 1998 fiscal year, the OSCD report noted that the City's revenues could be $200 million greater than projected in the Financial Plan. While noting a potential delay in the receipt of proceeds from the sale of the New York Coliseum, the report projects that it is not likely that those resources will be needed in the 1998 fiscal year. The report projected potential budget gaps of $462 million, $2.6 billion, $2.7 billion, and $2.3 billion for the 1999 through 2002 fiscal years, respectively, which include the gaps projected in the Financial Plan for fiscal years 2000 through 2002 and the additional net risks identified in the report totaling $762 million, $1.012 billion, $913 million, and $774 million for the 1999 through 2002 fiscal years, respectively, which are reduced by the potential for greater than forecast revenues and lower than forecast pension costs for fiscal years 2000 through 2002. The largest risks identified in the report relate to (i) the receipt of projected Port Authority lease payments which are the subject of arbitration and lease negotiations; (ii) City gap-closing proposals for additional State and Federal assistance; and (iii) State approval of a three-year extension of


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the City's 12.5% personal income tax surcharge. Additional risks identified in the report include unfunded expenditures for project READ totaling $125 million for each of the 2000 through 2002 fiscal years and the potential for additional funding needs for the City's labor reserve, which total $104 million in the 1999 fiscal year and exceed $200 million in each of the 2000 through 2002 years, to pay for collective bargaining increases for the Covered Organizations, which the Plan assumes the Covered Organizations will pay instead of the City. The report noted that these risks could be reduced if the Tax Reduction Program proposed in the Financial Plan is not approved by the City Counsel and the State. The report also noted that: (i) HHC faces potential budget gaps starting in the 1999 fiscal year and reflecting the expected loss of revenues associated with the implementation of Medicaid mandatory managed care; (ii) the Financial Plan assumes that the State will extend the 14% personal income tax surcharge; (iii) the City faces potential liability for State education aid owed from prior years which the City could be required to write off if a plan is not reached to fund these claims; and (iv) the City might be required to reimburse MAC up to $125 million on the 1999 fiscal year if the City spending limits set forth in the May 1996 agreement with MAC are exceeded in the 1998 fiscal year. However, the report noted that actual fiscal year 1998 spending will not be determined until October 1998, and in the interim, City and MAC officials are discussing solutions to the reimbursement problem.



     The OSDC report noted also that, while the City's financial outlook has improved because of actions taken by the City, Federal, and State governments and record securities industry performance, the staff remained concerned about the City's dependence on the securities industry and whether the City will be able to sustain a relatively high level of spending. The report noted that City-funded spending is projected to grow by 7.2% in fiscal year 1998 and by 4.5% in fiscal year 1999, while revenues are projected to grow by only 1.8% in fiscal year 1999. Moreover, the report noted that while the budget gaps for fiscal years 2000 through 2002 have been reduced, they are still large by historical standards, and the budget makes no provisions for wage increases after the expiration of current contacts, which, at the projected inflation rate, would increase costs by $375 million in fiscal year 2001 and by $725 million in fiscal year 2002. Finally, the report noted that the Asian financial and economic crises could intensify and create greater impact on financial markets in the U.S. economy than currently anticipated, or that the Federal Reserve Board could raise interest rates, which could adversely affect the financial markets and the City's financial condition.



     On January 13, 1998, the IBO released a report setting forth its forecast for the City's revenues and expenditures for the 1998 through 2001 fiscal years, assuming continuation of current spending policies and tax laws. In the report, the IBO forecasts that the City will end the 1998 fiscal year with a surplus of $120 million, in addition to $514 million in the Budget Stabilization Account. Additionally, the report forecasts that the City will face gaps of $1.4 billion, $2.6 billion, and $2.8 billion in the 1999 through 2001 fiscal years, respectively, resulting from 4.8% annual growth in spending form 1998 through 2001, compared with 2.2% annual revenue growth. The report noted that slow revenue growth is attributable to a variety of factors, including a gradual deceleration in economic growth through the first half of calendar year 1999, the impact of recently enacted tax cuts and constraints on increases in the real property tax, as well as uncertain back rent payments from the Port Authority, while future costs for existing programs will increase to reflect inflation and scheduled pay increases for the City employees during the term of existing labor agreements. The report also noted that debt service and education spending will increase rapidly, while spending for social services rise more slowly due to lower projected caseloads.


     Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief. In addition, the report noted that, given the constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City, thereby increasing City welfare expenditures in the long run. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on the decisions of State and City officials, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

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     Previous Reports. On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the City Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of BOE has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables. On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the 1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the City Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1997 calendar year. However, the report noted that the stock market in the last two weeks of October has declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market decline, since there is a lag between activity on Wall Street and City tax revenues, if the current stock market decline persists, tax revenue forecasts for subsequent years will have to be revised downward. The report noted that the City was not affected by the October 1987 stock market crash until the 1990 fiscal year, when revenues from the City's business and real estate taxes fell by 20% over the 1989 fiscal year. The report also noted that expenditures for short-term and long-term debt issued during the first half of the 1998 fiscal year are estimated to be between approximately $53.9 million and $58.8 million below levels anticipated in the City's adopted budget for the 1998 fiscal year, approximately $20 million below anticipated levels in the 1999 fiscal year and approximately $30 million below anticipated levels in each of fiscal years 2000 and 2001 due to less borrowing and lower interest rates than assumed.



     On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997, modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits, by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid Coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the City Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly


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and disabled. The IBO has stated that it will release an updated report to provide a detailed analysis of these developments and their likely impact on the City.



     On July 16, 1997, the City Comptroller issued a report on the City Financial Plan. With respect to the 1998 fiscal year, the report identified a possible $112 million surplus or a possible total net budget gap of up to $440 million, depending primarily on whether the tax reduction program proposed in the City Financial Plan is implemented and the 14% personal income tax surcharge is extended beyond December 31, 1997. The risks identified in the report for the 1998 fiscal year include (i) $178 million related to BOE, resulting primarily from unidentified expenditure reductions and prior year State aid receivables;
(ii) State aid totaling $115 million which is assumed in the City Financial Plan but not provided for in the Governor's Executive Budget; (iii) State approval of the extension of the 14% personal income tax surcharge beyond December 31, 1997, which would generate $169 million in the 1998 fiscal year; (iv) City proposals for State aid totaling $271 million, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; and (v) the assumed sale of the Coliseum for $200 million, which may be delayed. The report noted that these risks could be partially offset by between $597 million and $765 million in potentially available resources, including $200 million of higher projected tax revenues, $150 million of possible additional State education aid and the possibility that the proposed sales tax reduction will not be enacted, which would result in $157 million of additional tax revenues in the 1998 fiscal year. With respect to the 1998 fiscal year, the report stated that the City has budgeted $200 million in the General Reserve and included in the City Financial Plan a $300 million surplus to be used in the 1999 fiscal year, making the potential $440 million budget gap manageable. However, the report also expressed concern as to the sustainability of profits in the securities industry.



     With respect to the 1999 and subsequent fiscal years, the report identified total net budget gaps of between $1.9 billion and $2.8 billion, $2.6 billion and $4.0 billion, and $2.4 billion and $3.8 billion for the 1999 through 2001 fiscal years, respectively, which include the gaps set forth in the City Financial Plan. The potential risks and potential available resources identified in the report for the 1999 through 2001 fiscal years include most of the risks and resources identified for the 1998 fiscal year, except that the additional risks for the 1999 through 2001 fiscal years include (i) assumed payments from the Port Authority relating to the City's claim for back rentals and an increase in future rentals, part of which are the subject of arbitration, totaling $350 million, $140 million and $135 million in the 1999-2001 fiscal years, respectively; and (ii) State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, which would generate $190 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively.



     On July 15, 1997, the staff of the Control Board issued a report commenting on the City Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the City Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the Financial Plan Period and expenditures which are projected to grow at about the rate of inflation. The report identified net risks totaling $485 million, $930 million, $1.2 billion and $1.4 billion for 1998 through 2001 fiscal years, respectively, in addition to the gaps projected in the City Financial Plan for fiscal years 1999 through 2001. The principal risks identified in the report included (i) potential tax revenues shortfalls totaling $150 million, $300 million and $400 million for the 1999 through 2001 fiscal years, respectively, based on historical average trends;
(ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions, totaling $163 million, $209 million, $218 million and $218 million in the 1998 through 2001 fiscal years, respectively;
(iii) the proposed sale of certain assets in the 1998 fiscal year totaling $248 million, which could be delayed; (iv) assumed additional State actions totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively; (v) revenues from the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, totaling $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively, which requires State legislation; and (vi) the receipt of $350 million, $140 million and $135 million from the Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking


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into account the risks identified in the report and the gaps projected in the
City Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis; (iv) the City is deferring recommended capital maintenance; and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE. However, the report noted that if proposed tax reductions are not approved, additional revenue will be realized, ranging from $272 million in the 1998 fiscal year to $481 million in the 2001 fiscal year.



     On July 2, 1997, the staff of the OSDC issued a report on the City Financial Plan. The report projected a potential surplus for the 1998 fiscal year of $190 million, due primarily to the potential for greater than forecast tax revenues, and projected budget gaps for the 1999 through 2001 fiscal years which are slightly less than the gaps set forth in the City Financial Plan for such years. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. The additional risks identified in the report relate to: (i) the receipt of Port Authority lease payments totaling $350 million, $140 million and $135 million in the 1999 through 2001 fiscal years, respectively; (ii) City proposals for State aid totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; (iii) the receipt of $200 million in the 1998 fiscal year in connection with the proposed sale of the New York Coliseum; (iv) the receipt of $47 million in the 1998 fiscal year from the sale of certain other assets; (v) uncertain State education aid and expenditure reductions relating to BOE totaling $325 million in each of the 1999 through 2001 fiscal years; (vi) State approval of a three-year extension to the City's 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and which would generate revenues of $230 million, $525 million and $550 million in the 1999 through 2001 fiscal years, respectively; and (vii) the potential for additional funding needs for the City's labor reserve totaling $104 million, $225 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the City Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. The report also noted that the City Financial Plan assumes that the State will extend the 14% personal income tax that is scheduled to expire in December 1997, which would generate revenues of $200 million in the 1998 fiscal year and $500 million annually in subsequent fiscal years, and that the City Financial Plan makes no provision for wage increases after the expiration of current contracts in fiscal year 2000, which would add $430 million to the 2001 fiscal year budget gap if employees receive wage increases at the projected rate of inflation. The report noted that the City Financial Plan includes an annual General Reserve of $200 million and sets aside an additional $300 million in the 1998 fiscal year to reduce the budget gap for the 1999 fiscal year if such funds are not needed in the 1998 fiscal year. With respect to the gap-closing program for the 1999 through 2001 fiscal years, the report noted that the City has broadly outlined a program that relies heavily on unspecified agency actions, savings from reinvention and other unspecified initiatives and uncertain State aid and entitlement program reductions which depend on the cooperation of others.



     The report concluded that while 1997 was an unexpectedly good fiscal year for City revenues, the City projects that the rate of spending for the 1998 fiscal year will grow substantially faster than the rate of revenues, reflecting increasing costs for labor, debt service, Medicaid and education, and that the gaps for the subsequent fiscal years continue to present a daunting challenge. With respect to the economy, the report noted that the major risks to the City's economic and revenue forecasts continue to relate to the pace of both the national economy and activity on Wall Street, that the potential exists for a national


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recession over the next four years, and that Wall Street volatility can have a negative effect, as was apparent in 1994 when the Federal Reserve repeatedly raised interest rates and the profits of securities firms fell. Other concerns identified in the report include: (i) $76 million in retroactive claims for State education aid included in the City Financial Plan for the 1998 fiscal year which may not be realized; (ii) a potential risk of $698 million in State education aid owed to the City by the State for prior years, all or a portion of which the City could be forced to write-off if further delays occur in the State agreeing to fund these claims; and (iii) the potential adverse impact on HHC over the long-term of the planned expansion of managed care which emphasizes out-patient services with fixed monthly fees, uncertainty covering projected savings from a proposal that most Medicaid recipients be required to enroll in managed care, which is subject to approval by the Federal Government, and the possibility that the recent Federal budget agreement could substantially reduce aid to hospitals which serve a large number of medically indigent patients.



     On May 27, 1997, the IBO released a report analyzing the financial plan published on May 8, 1997 (the 'May Financial Plan'). In its report, the IBO estimated gaps of $27 million, $91 million, $2.1 billion, $2.9 billion and $2.9 billion for the 1997 through 2001 fiscal years, respectively, which include the gaps set forth in the May Financial Plan for fiscal years 1999 through 2001. The gaps estimated in the IBO report reflect (i) uncertainty concerning the size and timing of projected airport rents of $270 million and $215 million in the 1998 and 1999 fiscal years, respectively, which are the subject of an ongoing dispute between the Port Authority and the City; and (ii) additional funding needs for the City's labor reserve totaling $104 million, $224 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the May Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. These reduced revenues and increased expenditures identified in the IBO report are substantially offset by tax revenue forecasts which exceed those in the May Financial Plan. However, the report noted that the May Financial Plan assumes continued strong revenue growth and that, in the event of an economic downturn, the City will be required to increase taxes in a slow economy or reduce spending when it is most needed. With respect to the tax reductions proposed in the May Financial Plan, the IBO stated that the principal question is whether the City will be able to afford the tax reductions. In addition, the report discussed various issues with implications for the City's 1998 budget. These issues include the reliance in the budget on a number of State legislative actions, including (i) $294 million from legislation the City has requested to increase State aid; (ii) $128 million in savings attributable to both a larger City share of Federal welfare grant funds and State reforms to Medicaid; and (iii) $115 million to restore expenditure reductions proposed in the Governor's Executive Budget. The report also noted that the City's claim for $900 million of State reimbursement of prior year education expenditures remains unresolved, that proposals affecting the MTA, including proposals to eliminate two-fare zones for bus and subway riders, will result in a significant reduction in revenues for the MTA, and that the implementation of changes in the City's computer system, resulting from the inability of the current computer system to recognize the year 2000, could cost the City up to $150 million to $200 million over the next three years. In a subsequent report released on June 16, 1997, the IBO noted that in the City Financial Plan the City had deferred to fiscal years 1999 through 2001 the assumed receipt of back airport rents, and that the tax revenue forecasts for the 1998 fiscal year in the City Financial Plan are closer than the forecasts in the May Financial Plan to the IBO's forecast of City tax revenues in its May report.



     On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act, which, among other things, replaces the AFDC entitlement program with TANF, imposes a five-year time limit on TANF assistance, requires 50% of states' TANF caseload to be employed by 2002, and restricts assistance to legal aliens. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. States are required to develop plans during


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1997 to implement the new law. The report noted that decisions to be made by the
State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government.



     Seasonal Financing. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short-term obligations for the fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.



     Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.



     Ratings Agencies. On February 3, 1998, S&P raised its credit outlook for New York City's outstanding general obligation bonds from stable to positive but maintained its BBB-plus rating. The City has held this rating since July 10, 1995, when S&P lowered its rating from A-to BBB+ and removed City bonds from CreditWatch. S&P stated that 'structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector.' Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. On November 25, 1996, S&P issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause a deterioration in the City's infrastructure and significant cutbacks in the capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications.



     On February 24, 1998 Moody's raised its rating for City general obligation bonds from Baa1 to A3, based on improvement in its financial condition and economy. Previously, on July 17, 1997, Moody's had changed its outlook on City bonds to positive from stable. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.


     On February 3, 1998, Fitch Investors Service, Inc. ('Fitch') announced its rating of City general obligation bonds at A-, which it has maintained since July 15, 1993. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. Since then Fitch has revised the outlook to stable. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.



     On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a 'flat' tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

                             INVESTMENT LIMITATIONS


     Unless otherwise indicated, the investment restrictions described below as well as those described under 'Investment Limitations' in the Prospectus are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below which are indicated as fundamental policies; (ii) the investment restrictions set forth in the Prospectus; and (iii) each Fund's investment objective(s) as described in the Prospectus, the other policies and percentage limitations referred to in this Statement of Additional Information and in the Prospectus are not fundamental policies of the Funds and may be changed by vote of each Company's Board of Directors without shareholder approval.


     If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

     Cash Management Fund. The Cash Management Fund may not:

          (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described under 'Investment Limitations' in the Prospectus);

          (2) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

          (3) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

          (4) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

          (5) sell securities short;

          (6) purchase or sell commodities or commodity contracts, including futures contracts;

          (7) invest for the purposes of exercising control over management of any company;

          (8) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

          (9) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

          (10) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

          (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

          (12) purchase warrants.

     With respect to the Cash Management Fund, for the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

     New York Municipal Money Market Fund. The New York Municipal Money Market Fund may not:


          (1) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;



          (2) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);



          (3) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;



          (4) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);



          (5) sell securities short;



          (6) purchase or sell commodities or commodity contracts, including futures contracts;



          (7) invest for the purpose of exercising control over management of any company;



          (8) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;



          (9) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;



          (10) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);



          (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or



          (12) purchase warrants.


          National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Small Cap Growth Fund and Asia

     Growth Fund. Each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Small Cap Growth Fund and Asia Growth Fund may not:

          (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

          (2) purchase or sell real estate, although a Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;


          (3) purchase or sell commodities or commodity contracts except that a Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this Statement of Additional Information;


          (4) make loans, except that (a) a Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies,
     (c) a Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

          (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

          In addition, each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund may not:

          (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

          (7) sell securities short (except for short positions in a futures contract or forward contract);

          (8) purchase or retain any securities of an issuer if one or more persons affiliated with a Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

          (9) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

          (10) except with respect to the Asia Growth Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

          (11) except with respect to the Asia Growth Fund purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities;

          (12) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

          (13) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

          (14) invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

          (15) invest for the purpose of exercising control over the management of any company.

     Investment restrictions (1) through (5) described above are fundamental policies of each of the National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Small Cap Growth Fund and Asia Growth Fund. Restrictions (6) through (15) are non-fundamental policies.

     For the purposes of the investment limitations applicable to the National Intermediate Municipal Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and treated as an issue of such government or entity in accordance with applicable regulations.

     Investors Fund. The Investors Fund may not:

          (1) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called 'short' sales of securities or participate in any joint or joint and several trading accounts;

          (2) act as underwriter of securities of other issuers;

          (3) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

          (4) buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

          (5) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

          (6) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

          (7) invest in warrants (other than warrants acquired by the Investors Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Investors Fund's net assets or if, as a result, more than 2% of the Investors Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;

          (8) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Investors Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

          (9) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number 6 above.

     Investment restrictions (1) through (6) described above are fundamental policies of the Investors Fund. Restrictions (7) through (9) are non-fundamental policies of the Investors Fund.

     Capital Fund. The Capital Fund may not:

          (1) invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

          (2) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales 'against the box', i.e., when a security identical to one owned by the Fund, or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short);

          (3) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

          (4) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment funds and will be further reduced by the Fund's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

          (5) purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

          (6) buy portfolio securities from, or sell portfolio securities to, any of the Fund's officers, directors or employees of its investment manager or distributor, or any of their officers or directors, as principals;

          (7) purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets). Covered options with respect to no more than 10% in value of the Fund's total assets will be outstanding at any one time; or

          (8) invest in interest in oil, gas or other mineral exploration or development programs.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The directors and executive officers of each Company for the past five years are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM, the Fund's investment manager, acts as investment adviser. 'Interested directors' of the Fund (as defined in the 1940 Act) are indicated by an asterisk.

                                  SERIES FUNDS


       NAME, ADDRESS AND AGE           POSITION(S) HELD      PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  -----------------------------------------

Charles F. Barber ..................  Director and         Consultant. Formerly, Chairman of the
66 Glenwood Drive                     Chairman, Audit        Board of ASARCO Incorporated.
Greenwich, CT 06830                   Committee
Age: 81
Carol L. Colman ....................  Director and Audit   President of Colman Consulting Co., Inc.
Colman Consulting Co., Inc.           Committee Member
278 Hawley Road
North Salem, NY 10560
Age: 52
Daniel P. Cronin ...................  Director and Audit   Vice President and General Counsel of
Pfizer, Inc                           Committee Member       Pfizer International Inc. Senior
235 East 42nd Street                                         Assisting General Counsel of Pfizer,
New York, NY 10017                                           Inc.
Age: 52
Heath B. McLendon* .................  Director and         Managing Director, Smith Barney, Inc.;
Age: 64                               President              President and Director, Mutual
                                                             Management Corp. and Travelers
                                                             Investment Adviser, Inc.; Chairman of
                                                             Smith Barney Strategy Advisers Inc.
Giampaolo G. Guarnieri .............  Executive Vice       Member of Board of Directors and Head of
Salomon Brothers Asset Management     President              SBAM AP from January 1997 to present.
  Asia Pacific Limited                                       Director of SBAM AP since July 1996.
Three Exchange Square,                                       Vice President and Senior Portfolio
Hong Kong                                                    Manager of SBAM AP from April 1995 to
Age: 34                                                      June 1996. From April 1995 to January
                                                             1996, Vice President and Senior Vice
                                                             President of Salomon Brothers Hong Kong
                                                             Limited. From January 1992 to March
                                                             1995, Senior Portfolio Investment
                                                             Manager of Credit Agricole Asset
                                                             Management (South East Asia) Limited.
Steven Guterman ....................  Executive Vice       Managing Director of SBAM and SBI since
Age: 44                               President              January 1996. Prior to January 1996,
                                                             Director of SBAM and SBI.
Peter J. Wilby .....................  Executive Vice       Managing Director of SBAM and SBI since
Age: 39                               President              January 1996. Prior to January 1996,
                                                             Director of SBAM and SBI.

       NAME, ADDRESS AND AGE           POSITION(S) HELD      PRINCIPAL OCCUPATION(S) PAST 5 YEARS
------------------------------------  -------------------  -----------------------------------------
Marybeth Whyte .....................  Executive Vice       Director of SBAM and SBI since January
Age: 42                               President              1995. From July 1994 to December 1994,
                                                             Vice President of SBAM and SBI. Prior
                                                             to July 1994, Senior Vice President and
                                                             head of the Municipal Bond area at
                                                             Fiduciary Trust Company International.
Richard E. Dahlberg ................  Executive Vice       Managing Director of SBAM and SBI since
Age: 58                               President              January 1996. From July 1995 to January
                                                             1996, Director of SBAM and SBI. Prior
                                                             to July 1995, Senior Vice President and
                                                             Senior Portfolio Manager of
                                                             Massachusetts Financial Services
                                                             Company.
Beth A. Semmel .....................  Executive Vice       Director of SBAM and SBI since January
Age: 37                               President              1996. From May 1993 to December 1995,
                                                             Vice President of SBAM and SBI. From
                                                             January 1989 to May 1993, Vice
                                                             President of Morgan Stanley Asset
                                                             Management.
Maureen O'Callaghan ................  Executive Vice       Director, SBAM and SBI since January
Age: 34                               President              1998. Vice President of SBAM and SBI
                                                             from October 1988 to December 1997.
James E. Craige ....................  Executive Vice       Director, SBAM and SBI since January
Age: 30                               President              1998. Vice President, SBAM and Salomon
                                                             Brothers Inc from 1992 to December
                                                             1997.
Thomas K. Flanagan .................  Executive Vice       Director, SBAM and Salomon Brothers Inc
Age: 45                               President              since 1991.
Pamela P. Milunovich ...............  Executive Vice       Director of SBAM and SBI since January
Age: 35                               President              1997. Vice President of SBAM and SBI
                                                             from June 1992 to December 1996.
Nancy Noyes ........................  Vice President       Director of SBAM and SBI since January
Age: 39                                                      1996. From August 1992 to January 1996,
                                                             Vice President of SBAM and SBI.
Noel B. Daugherty ..................  Secretary            Employee of SBAM since November 1996.
Age: 32                                                      From August 1993 to October 1996, an
                                                             employee of Chancellor LGT Asset
                                                             Management. From October 1989 to August
                                                             1993, an employee of The Dreyfus
                                                             Corporation.
Alan M. Mandel .....................  Treasurer            Vice President of SBAM and SBI since
Age: 40                                                      January 1995. Prior to January 1995,
                                                             Chief Financial Officer and Vice
                                                             President of Hyperion Capital
                                                             Management Inc.
Janet S. Tolchin ...................  Assistant Treasurer  Investment Accounting Manager of SBAM.
Age: 39

                        INVESTORS FUND AND CAPITAL FUND


       NAME, ADDRESS AND AGE           POSITION(S) HELD    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------------------  -------------------  -----------------------------------------

Charles F. Barber ..................  Director and         Consultant. Formerly, Chairman of the
66 Glenwood Drive                     Chairman, Audit        Board of ASARCO Incorporated.
Greenwich, CT 06830                   Committee
Age: 81
Andrew L. Breech ...................  Director and         President of Dealer Operating Control
2120 Wilshire Boulevard               Chairman, Proxy        Service, Inc.
Suite 400                             Committee
Santa Monica, CA 90403
Age: 45
Carol L. Colman ....................  Director and Audit   President of Colman Consulting Co., Inc.
Colman Consulting Co., Inc.           Committee Member
278 Hawley Road
North Salem, NY 10560
Age: 52
William R. Dill ....................  Director and Member  President, Boston Architectural Center;
25 Birch Lane                         of Nominating          formerly, President, Anna Maria
Cumberland Foreside, ME 07110         Committee              College; Consultant.
Age: 67
Clifford M. Kirtland, Jr. ..........  Director and Member  Member of Advisory Committee,
9 North Parkway Square                of the Proxy           Noro-Moseley Partners. Formerly,
4200 Northside Pkwy, N.W.             Committee              Director of Oxford Industries, Shaw
Atlanta, GA 30327                                            Industries, Inc. and Graphic
Age: 74                                                      Industries, Inc. Formerly, Chairman and
                                                             President of Cox Communications Inc.
Robert W. Lawless ..................  Director and Member  President and Chief Executive Officer,
2877 East 35th Street                 of Proxy Committee     University of Tulsa. Formerly,
Tulsa, OK 74105                                              President and Chief Executive Officer
Age: 61                                                      of Texas Tech University and Texas Tech
                                                             University Health Sciences Center.
Heath B. McLendon* .................  Director and         Managing Director, Smith Barney, Inc.;
Age: 64                               President              President and Director, Mutual
                                                             Management Corp. and Travelers
                                                             Investment Adviser, Inc.; Chairman of
                                                             Smith Barney Strategy Advisers Inc.
Louis P. Mattis ....................  Director and Member  Consultant. Formerly, Chairman and
P.O. Box #6535                        of Nominating          President of Sterling Winthrop Inc., a
SnowMass Village, CO 81615            Committee              pharmaceutical company.
Age: 56
Thomas F. Schlafly .................  Director, Audit      Of counsel to Peper, Martin, Jensen,
8 Portland Place                      Committee Member       Maichel & Hetlage (law firm) and
St. Louis, Missouri 63108             and Nominating         President of The Saint Louis Brewery,
Age: 49                               Committee Member       Inc.
Richard E. Dahlberg ................  Executive Vice       Managing Director of SBAM and SBI since
Age: 58                               President              January 1996. From July 1995 to January
                                                             1996, Director of SBAM and SBI. Prior
                                                             to July 1995, Senior Vice President and
                                                             Senior Portfolio Manager of
                                                             Massachusetts Financial Services
                                                             Company.
Allan R. White, III ................  Executive Vice       Managing Director of SBAM and SBI since
Age: 38                               President              January 1996. Prior to January 1996,
                                                             Director of SBAM and SBI.

       NAME, ADDRESS AND AGE           POSITION(S) HELD    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------------------  -------------------  -----------------------------------------
Ross S. Margolies ..................  Executive Vice       Director of SBAM and SBI since June 1992.
Age: 39                               President
                                      (Capital Fund Only)
Pamela P. Milunovich ...............  Vice President       Director of SBAM and SBI since January
Age: 35                               (Investors Fund        1997. Vice President of SBAM and SBI
                                      Only)                  from June 1992 to December 1996.
Noel B. Daugherty ..................  Secretary            Employee of SBAM since November 1996.
Age: 32                                                      From August 1993 to October 1996, an
                                                             employee of Chancellor LGT Asset
                                                             Management. From October 1989 to August
                                                             1993, an employee of The Dreyfus
                                                             Corporation.
Alan M. Mandel .....................  Treasurer            Vice President of SBAM and SBI since
Age: 40                                                      January 1995. Prior to January 1995,
                                                             Chief Financial Officer and Vice
                                                             President of Hyperion Capital
                                                             Management Inc.
Janet Tolchin ......................  Assistant Treasurer  Investment Accounting Manager of SBAM.
Age: 39

COMPENSATION TABLE


     The following table provides information concerning the compensation paid during the fiscal year ended December 31, 1997 to each director of the Companies. The Companies do not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 1997 by the Companies to officers of any Company, including to Mr. McClendon, who is affiliated with SBAM, or to Michael S. Hyland or to Thomas W. Brock. Mr. Hyland, former President and Chairman of Series Funds, Investors Fund and Capital Fund, is an employee of SBAM. Mr. Brock, former director of Investors Fund and Capital Fund, is a former employee of SBAM. Accordingly, Messrs. McClendon, Hyland and Brock are 'interested persons,' as defined in the 1940 Act.


                                  SERIES FUNDS


                                                               TOTAL COMPENSATION
                                                 AGGREGATE      FROM OTHER FUNDS
                                               COMPENSATION        ADVISED BY                TOTAL
NAME                                           FROM THE FUND        SBAM(A)             COMPENSATION(A)
---------------------------------------------  -------------   ------------------       ---------------
Charles F. Barber............................     $9,000            $107,750(14)           $139,437(22)*
Carol L. Colman..............................     $9,000            $ 27,250(5)            $ 36,250(6)
Daniel P. Cronin.............................     $9,500            $ 29,700(5)            $ 39,200(6)


------------

 (A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.


  * Includes compensation from investment companies advised by affiliates of SBAM.


                                 INVESTORS FUND


                                                               TOTAL COMPENSATION
                                                 AGGREGATE      FROM OTHER FUNDS
                                               COMPENSATION        ADVISED BY                TOTAL
NAME                                           FROM THE FUND        SBAM(A)             COMPENSATION(A)
---------------------------------------------  -------------   ------------------       ---------------

Charles F. Barber............................     $6,750           $110,000(14)           $139,437(22)*
Andrew L. Breech.............................      7,500             17,000(2)              24,500(3)
Carol L. Colman..............................      6,750             29,500(5)              36,250(6)
William R. Dill..............................      6,000             14,000(2)              20,000(3)
Clifford M. Kirtland, Jr.....................      7,500             17,000(2)              24,500(3)
Robert W. Lawless............................      7,500             17,000(2)              24,500(3)
Louis P. Mattis..............................      5,250             12,500(2)              17,750(3)
Thomas F. Schlafly...........................      6,750             15,500(2)              22,250(3)


------------

 (A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.


  * Includes compensation from investment companies advised by affiliates of SBAM.

                                  CAPITAL FUND


                                                               TOTAL COMPENSATION
                                                               PAID TO DIRECTORS
                                                 AGGREGATE      FROM OTHER FUNDS
                                               COMPENSATION        ADVISED BY                TOTAL
NAME                                           FROM THE FUND        SBAM(A)             COMPENSATION(A)
---------------------------------------------  -------------   ------------------       ---------------
Charles F. Barber............................     $5,750           $111,000(14)           $139,437(22)*
Andrew L. Breech.............................      6,500             18,000(2)              24,500(3)
Carol L. Colman..............................      5,750             30,500(5)              36,250(6)
William R. Dill..............................      5,000             15,000(2)              20,000(3)
Clifford M. Kirtland, Jr.....................      6,500             18,000(2)              24,500(3)
Robert W. Lawless............................      6,500             18,000(2)              24,500(3)
Louis P. Mattis..............................      4,250             13,500(2)              17,750(3)
Thomas F. Schlafly...........................      5,750             16,500(2)              22,250(3)


------------

 (A) The number in parentheses indicates the applicable number of investment company directorships held by that director.


  * Includes compensation from investment companies advised by affiliates of SBAM.


     The members of each Company's Board of Directors who are not 'interested persons,' as defined in the 1940 Act, receive a fee for each meeting of Board of Directors and committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who 9are 'interested persons,' as defined in the 1940 Act, do not receive compensation from their respective Funds but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.


     As of April 1, 1998, the officers and Directors of the Funds owned 3.61% of the outstanding Class O shares of the Total Return Fund owned 1.20% of the outstanding Class O shares of the Asia Growth Fund and 1.78% of the outstanding Class O shares of the Strategic Bond Fund.



     As of April 1, 1998 directors and officers of the Investors Fund and the Capital Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of their respective Funds.


                        PRINCIPAL HOLDERS OF SECURITIES


     The following lists shareholders of record who held 5% or more of the outstanding securities of the Funds as of April 1, 1998. Shareholders who own greater than 25% of the outstanding shares of a class of shares are deemed to be 'control persons,' as defined in the 1940 Act of such class.



             FUND                 CLASS                    SHAREHOLDER                   PERCENTAGE HELD
-------------------------------   -----   ---------------------------------------------  ---------------

Cash Management Fund...........     O     State Street Bank & Trust Co.                        37.92%
                                          Attn: Christine Removitz
                                          108 Myrtle Street-AH3
                                          North Quincy, MA 02171
                                          Salomon Brothers Inc                                 19.16%
                                          7 World Trade Center 40th Floor
                                          Attn: Peter Hegel
                                          New York, NY 10048
                                          Salomon Brothers Inc A/C V0300                       11.03%
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn: Peter Krzystek
                                          Salomon Brothers Inc A/C V0347                        7.76%
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn: Peter Krzystek
                                          Salomon Brothers Inc                                  5.91%
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn: Peter Hegel

             FUND                 CLASS                    SHAREHOLDER                   PERCENTAGE HELD
-------------------------------   -----   ---------------------------------------------  ---------------
                                    A     Northstar Advantage Funds                            72.55%
                                          FBO Class A Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
                                          Smith Barney Inc.                                     6.03%
                                          00113817416
                                          388 Greenwich Street
                                          New York, NY 10013
                                    B     Northstar Advantage Funds                            59.05%
                                          FBO Class B Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
                                          Northstar Advantage Funds                            17.70%
                                          FBO Class T Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
                                    C     Northstar Advantage Funds                            73.29%
                                          FBO Class C Shareholders
                                          2 Pickwick Plaza
                                          Greenwich, CT 06830
New York Municipal Money Market
  Fund.........................     O     Les J. Lieberman                                      9.76%
                                          360 East 88th Street, Apt 35A
                                          New York, NY 10128
                                          Salomon Brothers Inc A/C V0349                        7.47%
                                          Attn: Peter Krzystek 40th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                    A     Mark Finestone                                       20.58%
                                          PO Box 18034
                                          Rochester, NY 14618
                                          James S. Peterson                                    19.37%
                                          45 Sutton Place South, Apt. 5B
                                          New York, NY 10022
                                          Robert J. King                                       12.64%
                                          40 Misty Pine Road
                                          Fairport, NY 14450
                                          Mitchell Tanzman                                      8.97%
                                          67 East 61st Street
                                          Apt #9A
                                          New York, NY 10021
                                          Joseph Victor Lipschutz and                           8.18%
                                          Madeline Lipschutz JTWROS
                                          32 Carling Drive
                                          New Hyde Park, NY 11040-3721
                                          Marvin Finestone                                      6.26%
                                          194 Roby Lane
                                          Rochester, NY 14618
                                    B     Salomon Brothers Holding Co Inc                     100.00%
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                    C     Salomon Brothers Holding Co Inc                     100.00%
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
U.S. Government Income Fund....     O     Salomon Brothers Holding Co Inc                      98.50%
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048

             FUND                 CLASS                    SHAREHOLDER                   PERCENTAGE HELD
-------------------------------   -----   ---------------------------------------------  ---------------
                                    A     Everen Clearing Corp.                                20.81%
                                          A/C 8115-8939
                                          Louise Tatum and Stacey Lynn
                                          111 East Kilbourn Avenue
                                          Milwaukee, WI 53202
                                          Donaldson Lufkin Jenrette                             7.92%
                                          Securities Corporation Inc.
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-9998
                                          Donaldson Lufkin Jenrette                             7.46%
                                          Securities Corporation Inc.
                                          P.O. Box 2052
                                          Jersey City, NJ 07303-9998
                                          MLPF&S for the Sole Benefit of its                    5.22%
                                          Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East
                                          3rd Floor
                                          Jacksonville, FL 32246-0000
                                    B     MLPF&S for the Sole Benefit of its                    9.23%
                                          Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East
                                          3rd Floor
                                          Jacksonville, FL 32246-0000
                                    C     MLPF&S for the Sole Benefit of its                   23.20%
                                          Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East
                                          3rd Floor
                                          Jacksonville, FL 32246-0000
                                          Smith Barney Inc.                                     9.57%
                                          00151333458
                                          388 Greenwich Street
                                          New York, NY 10013
                                          Smith Barney Inc.                                     6.47%
                                          00151365963
                                          388 Greenwich Street
                                          New York, NY 10013
                                          Smith Barney Inc.                                     6.43%
                                          00119364133
                                          388 Greenwich Street
                                          New York, NY 10013
                                          Smith Barney Inc.                                     5.61%
                                          00119364146
                                          388 Greenwich Street
                                          New York, New York 10013
High Yield Bond Fund...........     O     Salomon Brothers Inc A/C V0410                       23.88%
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn: Peter Hegel
                                          Salomon Brothers Inc V0407                           14.11%
                                          Attn: Peter Hegel
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Salomon Brothers Inc A/C V0288                       13.97%
                                          7 World Trade Center 40th Floor
                                          New York, NY 10048
                                          Attn: Peter Krzystek
                                          Salomon Brothers A/C V0276                           12.06%
                                          7 World Trade Center 40th Floor
                                          Attn: Peter Krzystek
                                          New York, NY 10048

             FUND                 CLASS                    SHAREHOLDER                   PERCENTAGE HELD
-------------------------------   -----   ---------------------------------------------  ---------------
                                          BSD&T Cust                                            5.81%
                                          FBO George Betzios IRA-RO
                                          102 Dubois Avenue
                                          Sea Cliff, NY 11579-1302
                                    A     CITIBANK N A TTEE                                     5.92%
                                          FBO Salomon Brothers Inc Ret Plan
                                          U/A DTD 9/1/90
                                          111 Wall Street, 20th Floor, Zone 1
                                          New York, NY 10043
                                    B     MLPF&S for the Sole Benefit of its                    7.95%
                                          Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East
                                          3rd Floor
                                          Jacksonville, FL 32246-0000
                                    C     MLPF&S for the Sole Benefit of its                   17.16%
                                          Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East
                                          3rd Floor
                                          Jacksonville, FL 32246-0000
Strategic Bond Fund............     O     BSDT Custodian for                                   44.93%
                                          Walter G. Chandoha
                                          HR 10 Ret Plan
                                          50 Springhill Road
                                          Annandale, NJ 08801
                                          Salomon Brothers Holding Co Inc                      42.03%
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                          Maurice Michiels                                      5.88%
                                          8 Navigator
                                          Salem, SC 29676
                                    A     N/A
                                    B     MLPF&S for the Sole Benefit of its                   13.85%
                                          Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East
                                          3rd Floor
                                          Jacksonville, FL 32246-0000
                                    C     MLPF&S for the Sole Benefit of its                   11.57%
                                          Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East
                                          3rd Floor
                                          Jacksonville, FL 32246-0000
National Intermediate Municipal
  Fund.........................     O     Salomon Brothers Holding Co Inc                      86.67%
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                          Bertram M. Elgot                                     10.15%
                                          146 West 10th Street, Apt. 1-C
                                          New York, NY 10014
                                    A     Salomon Brothers Holding Co Inc                      18.57%
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                          Maureen Torsney-Weir                                  7.30%
                                          686 Conestoga Road
                                          Berwyn, PA 19312-1315

             FUND                 CLASS                    SHAREHOLDER                   PERCENTAGE HELD
-------------------------------   -----   ---------------------------------------------  ---------------
                                          Raymond James & Assoc Inc                             7.14%
                                          For Elite Acct# 50105047
                                          FAO Alice C Aldrich
                                          c/o Alan Aldrich
                                          1080 Darby Rd
                                          San Marino, Ca 91108-2425800
                                          Betty L. Veit TTEE                                    5.65%
                                          FBO Betty L. Veit Rev Living Trust
                                          U/A DTD 06/21/90
                                          712 Willowood Lane
                                          Godfrey, IL 62035
                                          Smith Barney Inc.                                     5.03%
                                          00142724385
                                          388 Greenwich Street
                                          New York, New York 10013
                                    B     MLPF&S for the Sole Benefit                          23.25%
                                          of its Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East
                                          3rd Floor
                                          Jacksonville, FL 32246-0000
                                          Salomon Brothers Holding Co Inc                      17.98%
                                          Attn: Marc Peckman 38th Floor
                                          7 World Trade Center
                                          New York, NY 10048
                                          Katherine G. Savidge                                 16.66%
                                          4619 Groveland
                                          Royal Oak, MI 48073
                                          Diane J. Connors                                     12.14%
                                          Kimball Farm Rd.
                                          P.O. Box 493
                                          Brownsville, VT 05037
                                          Jeanette S. Toll                                      8.41%
                                          c/o Mary Toll
                                          1530 East Lasalle
                                          South Bend, IN 46617-2606
                                          Wexford Clearing Services Corp FBO Ronald             6.98%
                                          Segal
                                          Manya Segal CO-TTEES
                                          Segal Family Trust
                                          UA DTD 6/1/97
                                          4760 Walnut St #100
                                          Boulder, CO 80301-2561
                                    C     Salomon Brothers Holding Co Inc                      49.56%
                                          7 World Trade Center 38th Floor
                                          New York, NY 10048
                                          Attn: Marc Peckman
                                          H R Lewis TTEE                                       25.21%
                                          H R Lewis MD PA Corporation
                                          Professional Plaza One
                                          One Medical Parkway Ste 139
                                          Dallas, TX 75234
                                          James Omer Olson &                                   10.49%
                                          Connie K. Olson JTWROS
                                          502 Sixth Avenue
                                          Hazen, ND 58545-4627
Total Return Fund..............     O     Henry Owen Inc. Employees Pension                    34.52%
                                          5301 Wisconsin Avenue STE 300
                                          c/o Bond Beebe
                                          Attn: W. Caldwell
                                          Washington, DC 20006

             FUND                 CLASS                    SHAREHOLDER                   PERCENTAGE HELD
-------------------------------   -----   ---------------------------------------------  ---------------
                                          BSDT IRA R/O Cust FBO                                 6.62%
                                          Dean Betzios
                                          147-30 46th Ave.
                                          Flushing, NY 11535
                                          Peter S. Blumberg                                     5.26%
                                          Marilyn Rose Cane Co-execs
                                          Est of Howard G. Blumberg
                                          106 Siena Oaks Circle W
                                          Palm Beach Gardens, FL 33410
                                    A     Smith Barney Inc.                                     6.81%
                                          00113817416
                                          388 Greenwich Street
                                          New York, New York 10013
                                    B     N/A
                                    C     MLPF&S for the Sole Benefit                           6.93%
                                          of its Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East 3rd Fl.
                                          Jacksonville, FL 32246-0000
Asia Growth Fund...............     O     Thomas W. Brock                                      44.27%
                                          Cricklewood Lane
                                          Harrison, NY 10528
                                          Salomon Brothers Inc A/C V0410                       29.16%
                                          7 World Trade Center 40th Floor
                                          Attn: Peter Hegel
                                          New York, NY 10048
                                          Salomon Brothers Inc A/C V0387                        6.00%
                                          7 World Trade Center 40th Fl.
                                          Attn. Peter Hegel
                                          New York, NY 10048
                                          Salomon Brothers A/C V0276                            5.07%
                                          7 World Trade Center 40th Floor
                                          Attn: Peter Krzystek
                                          New York, NY 10048
                                    A     Salomon Brothers Holding Co Inc                      25.33%
                                          7 World Trade Center 38th Floor
                                          New York, NY 10048
                                    B     Salomon Brothers Holding Co Inc                      27.14%
                                          7 World Trade Center 38th Floor
                                          New York, NY 10048
                                    C     MLPF&S for the Sole Benefit of                       12.82%
                                          its Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East
                                          3rd Floor
                                          Jacksonville, FL 32246-0000
                                          Wendel & Co. A/C 439857                              12.05%
                                          c/o The Bank of New York
                                          Mutual Fund Reorg. Dept.
                                          P.O. Box 1066
                                          Wall Street Station
                                          New York, NY 10268
Investors Fund.................     O     N/A
                                    A     Investors Fiduciary Trust Co. Cust                   35.93%
                                          FBO Centurion Trust Co.
                                          127 W. 10th Street
                                          4th Floor NW
                                          Kansas City, MO 64105
                                          Smith Barney Inc.                                     5.37%
                                          00150345469
                                          388 Greenwich Street
                                          New York, NY 10013
                                    B     N/A
                                    C     N/A

             FUND                 CLASS                    SHAREHOLDER                   PERCENTAGE HELD
-------------------------------   -----   ---------------------------------------------  ---------------
Capital Fund...................     O     Salomon Inc                                          56.03%
                                          Attn: Michael Lachapella
                                          Profit Sharing Plan
                                          HR Accounting & Finance
                                          388 Greenwich Street 7th Floor
                                          New York, NY 10013
                                    A     N/A
                                    B     MLPF&S for the Sole Benefit                           9.16%
                                          of its Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East 3rd Fl.
                                          Jacksonville, FL 32246-0000
                                    C     MLPF&S for the Sole Benefit                          10.41%
                                          of its Customers
                                          Attn: Fund Administration
                                          4800 Deer Lake Drive East 3rd Fl.
                                          Jacksonville, FL 32246-0000
                                          Claude J. Autin                                       7.89%
                                          DBA Ja-Bob Investment Co.
                                          1423 Whitney Ave.
                                          Gretna, LA 70053-2436

                               INVESTMENT MANAGER


     Each Fund retains SBAM to act as its investment manager. SBAM serves as the investment manager to numerous individuals and institutions and other investment companies. SBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which in turn was a wholly-owned subsidiary of Salomon Inc ('Salomon'). On November 28, 1997, Salomon, the ultimate parent company of SBAM and Salomon Brothers Inc ('SBI'), the Funds' distributor, merged with and into Smith Barney Holdings Inc., a subsidiary of Travelers Group Inc. ('Travelers'), to form a new company called Salomon Smith Barney Holdings Inc. ('SSBHI') (the 'Transaction'). Upon consummation of the Transaction, Travelers became the ultimate parent of SBAM and SBI, which continue to serve as the investment adviser and distributor, respectively, to each of the Funds. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.



     Under certain interpretations, the Transaction might be deemed to have created an 'assignment,' as defined in the 1940 Act, of: (i) the Funds' management contracts with SBAM; and (ii) the Funds' distribution agreements with SBI, which, if so interpreted, would have resulted in the termination of such contracts and agreements. Accordingly, the Funds' Boards approved new management contracts and new distribution agreements for the Funds which are substantially the same as the existing contracts and agreements and which became effective on November 28, 1997. The new management contracts were most recently approved by shareholders at a special meeting held on January 14, 1998.



     On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers Group and Citicorp. Upon consummation of the merger, it is anticipated that SBAM and its SBAM affiliates, would be wholly-owned subsidiaries of the merged corporation. The surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 ('BHCA'), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, SBAM has informed the Funds that it does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Funds with the same level of investment advisory services that it currently receives.



     The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of the Fund, subject to policies established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.


     In connection with SBAM's service as investment manager to the Strategic Bond Fund, Salomon Brothers Asset Management Limited ('SBAM Limited'), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund,

SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SBAM under its management contract with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Fund. SBAM Limited is an indirect, wholly-owned subsidiary of Travelers. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Advisers Act.



     Pursuant to a sub-advisory agreement, SBAM has retained SBAM AP as sub-adviser to the Asia Growth Fund (the 'Asia Subadvisory Agreement'). Subject to the supervision of SBAM, SBAM AP will have responsibility for the day-to-day management of the Fund's portfolio. SBAM AP is compensated at no additional cost to the Asia Growth Fund. Like SBAM, SBAM AP is a wholly-owned subsidiary of Travelers. SBAM AP is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Advisers Act. Pursuant to a sub-administration agreement, SBAM has retained SBAM Limited to provide certain administrative services to SBAM relating to the Asia Growth Fund (the 'Subadministration Agreement').


     Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SBAM, SBAM AP or SBAM Limited. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.


     As compensation for its services, SBAM receives, on behalf of each Fund other than the Investors Fund, as described below, a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows: .20% for the Cash Management Fund and the New York Municipal Money Market Fund; .50% for the National Intermediate Municipal Fund; .60% for the U.S. Government Income Fund; .75% for the High Yield Bond Fund and the Strategic Bond Fund; .55% for the Total Return Fund, .80% for the Small Cap Growth Fund, and .80% for the Asia Growth Fund. SBAM receives from the Capital Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million, .625% on the next $200 million and .50% on average daily net assets in excess of $400 million. For the last three fiscal years ended December 31, 1997, the SBAM has received the following amounts as management fees and has reimbursed the Funds for expenses in the following amounts:



                                                                                  EXPENSES
                                                       GROSS FEES     WAIVER     REIMBURSED
                                                       ----------    --------    ----------

CASH MANAGEMENT FUND
Year Ended December 31, 1995........................   $   25,505    $ 25,505     $ 75,716
Year Ended December 31, 1996........................   $   36,898    $ 36,898     $ 13,646
Year Ended December 31, 1997........................   $   60,655    $ 44,023     $      0

NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 1995........................   $  449,809    $ 31,455     $      0
Year Ended December 31, 1996........................   $  393,078    $      0     $      0
Year Ended December 31, 1997........................   $  490,138    $      0     $      0

NATIONAL INTERMEDIATE MUNICIPAL FUND
February 22, 1995 (commencement of operations) to
  December 31, 1995.................................   $   44,953    $ 44,953     $ 35,803
Year Ended December 31, 1996........................   $   56,186    $ 56,186     $ 83,959
Year Ended December 31, 1997........................   $   64,592    $ 64,592     $ 71,682

                                                                                  EXPENSES
                                                       GROSS FEES     WAIVER     REIMBURSED
                                                       ----------    --------    ----------
U.S. GOVERNMENT INCOME FUND
February 22, 1995 (commencement of operations) to
  December 31, 1995.................................   $   53,073    $ 53,073     $ 39,324
Year Ended December 31, 1996........................   $   66,682    $ 66,682     $ 85,462
Year Ended December 31, 1997........................   $   77,327    $ 77,327     $ 73,598

HIGH YIELD BOND FUND
February 22, 1995 (commencement of operations) to
  December 31, 1995.................................   $  108,535    $ 79,385     $      0
Year Ended December 31, 1996........................   $  565,248    $191,119     $      0
Year Ended December 31, 1997........................   $2,878,280    $371,931     $      0

STRATEGIC BOND FUND
February 22, 1995 (commencement of operations) to
  December 31, 1995.................................   $   71,026    $ 71,026     $ 11,822
Year Ended December 31, 1996........................   $  146,387    $144,551     $      0
Year Ended December 31, 1997........................   $  430,840    $167,097     $      0

TOTAL RETURN FUND
September 11, 1995 (commencement of operations) to
  December 31, 1995.................................   $   15,069    $ 15,069     $  4,346
Year Ended December 31, 1996........................   $  184,118    $184,118     $102,651
Year Ended December 31, 1997........................   $  585,841    $505,682     $      0

ASIA GROWTH FUND
May 6, 1996 (commencement of operations) to December
  31, 1996..........................................   $   30,723    $ 30,723     $132,687
Year Ended December 31, 1997........................   $  102,243    $102,243     $226,260

CAPITAL FUND
Year Ended December 31, 1995........................   $  957,755    $      0     $      0
Year Ended December 31, 1996........................   $1,143,084    $      0     $      0
Year Ended December 31, 1997........................   $1,505,753    $      0     $      0




     The Investors Fund pays SBAM a quarterly fee (the 'Base Fee') at the end of each calendar quarter based on the following rates:

               AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------------------------------------   ---------------

First $350 million....................................         .650%
Next $150 million.....................................         .550%
Next $250 million.....................................         .525%
Next $250 million.....................................         .500%
Over $1 billion.......................................         .450%

     This fee may be increased or decreased based on the performance of the Investors Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of: (i) 1/4 of .01% multiplied by; (ii) the average daily net assets of the Investors Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 1/4 of .10%, which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

     For purposes of determining the performance adjustment, the investment performance of the Investors Fund for any one year period shall mean the sum of:
(i) the change in the Fund's net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

     For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.


     Prior to April 30, 1997, the Investors Fund paid SBAM the following Base
Fee: based on the following annual percentages of the Fund's average daily net assets .500% on the first $350 million, .400% on the next $150 million, .375% on the next $250 million, .350% on the next $250 million and .300% on the amount in excess of $1 billion. Prior to August 1, 1994, the Investors Fund paid the following Base Fee based on the following annual percentages of the Fund's average daily net assets: none on the first $25 million, .50% on the next $325 million, .30% on the next $150 million, .25% on the next $250 million and .20% on the amount in excess of $750 million. SBAM was paid $3,360,670, $2,455,501 and $1,614,897 in management fees for the years ended December 31, 1997, 1996 and 1995, respectively.




     The management contract for each of the Series Funds provides that it will continue for an initial two year period and thereafter for successive annual periods, and the management contract for each of the Investors Fund and the Capital Fund provides that it will continue for successive annual periods; provided that, with respect to each such contract, such continuance is specifically approved at least annually: (a) by the vote of a majority of the directors not parties to the management contract or 'interested persons' of such parties, as defined in the 1940 Act, cast in person at a meeting called for the specific purpose of voting on such management contract and (b) either by the Board of Directors or a majority of the outstanding voting securities. The management contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

     Under the terms of the management contract between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, the Asia Growth Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages, including the imposition of certain Hong Kong tax liabilities on the Fund, not resulting from disabling conduct.

     Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Series Fund, the Investors Fund and the Capital Fund have each adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each Fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

     Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

ADMINISTRATOR


     Investors Bank & Trust Company ('IBT'), located at 200 Clarendon Street, Boston, Massachusetts 02116, provides certain administrative services to each Fund except the Small Cap Growth Fund for which SBAM (in its capacity as administrator, together with IBT, the 'Administrator'), provides certain administrative services. In June of 1998, it is expected that each Fund will employ Mutual Management Corp., an affiliate of SBAM, as administrator. Prior to May 1995 for the Capital Fund, SBAM paid The Boston Company Advisors, ('Boston Company'), the Funds' previous administrator, a fee each month at an annual rate of .08% of the average daily net assets. For the last three fiscal years ended December 31, 1997, the Funds have paid the amounts as administration fees pursuant to each administration and sub-administration agreement as set forth below.



                                                                               ADMINISTRATION
                                                                                  FEE PAID
                                                                               --------------
CASH MANAGEMENT FUND
Year Ended December 31, 1995................................................      $ 10,216
Year Ended December 31, 1996................................................      $ 14,400
Year Ended December 31, 1997................................................      $ 24,396
NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 1995................................................      $180,146
Year Ended December 31, 1996................................................      $162,833
Year Ended December 31, 1997................................................      $196,133
NATIONAL INTERMEDIATE MUNICIPAL FUND
February 22, 1995 (commencement of operations) to December 31, 1995.........      $  5,570
Year Ended December 31, 1996................................................      $  8,145
Year Ended December 31, 1997................................................      $ 10,335
U.S. GOVERNMENT INCOME FUND
February 22, 1995 (commencement of operations) to December 31, 1995.........      $  5,491
Year Ended December 31, 1996................................................      $  7,918
Year Ended December 31, 1997................................................      $ 10,312

                                                                               ADMINISTRATION
                                                                                  FEE PAID
                                                                               --------------
HIGH YIELD BOND FUND
February 22, 1995 (commencement of operations) to December 31, 1995.........      $  7,904
Year Ended December 31, 1996................................................      $ 34,645
Year Ended December 31, 1997................................................      $307,163
STRATEGIC BOND FUND
February 22, 1995 (commencement of operations) to December 31, 1995.........      $  5,778
Year Ended December 31, 1996................................................      $ 12,012
Year Ended December 31, 1997................................................      $ 45,981
TOTAL RETURN FUND
September 11, 1995 (commencement of operations) to December 31, 1995........      $  1,841
Year Ended December 31, 1996................................................      $ 18,789
Year Ended December 31, 1997................................................      $ 85,240
ASIA GROWTH FUND
May 6, 1996 (commencement of operations) to
  December 31, 1996.........................................................      $ 24,167
Year Ended December 31, 1997................................................      $ 60,000


DISTRIBUTOR


     SBI, located at 7 World Trade Center, New York, New York 10048, serves as each Fund's distributor pursuant to a distribution contract. SBI is a wholly owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by SSBHI, which is in turn wholly-owned by Travelers.


     Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Directors of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) has adopted a services and distribution plan with respect to each class of shares (other than Class O) of each Fund pursuant to the Rule (the 'Plan'). The Board of Directors of each Fund has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.


     Under the Plans, each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) pays SBI a service fee, accrued daily and paid monthly, calculated at the annual rate of .25% of the value of the applicable Fund's average daily net assets attributable to Class A, Class B and Class C shares. In addition, each Fund (other than the Cash Management Fund and New York Municipal Money Market Fund) pays SBI a distribution fee with respect to Class B and Class C shares primarily intended to compensate SBI for its initial expense of paying investment representatives a commission upon sales of Class B shares or Class C shares, as the case may be. The Class B and Class C distribution fees are each calculated at the annual rate of .75% of the value of a Fund's average daily net assets attributable to the Class B or Class C shares, and New York Municipal Money Market Fund as the case may be. Such fees may be used as described in the Prospectus. Class O shares and shares of all classes of the Cash Management Fund and the New York Municipal Money Market Fund pay no distribution or shareholder service fee. SBI is authorized, to the extent indicated in the Prospectus, to retain all or a portion of the payments made to it pursuant to the applicable Plan and make payments to third parties that provide assistance in selling Fund shares, or to institutions that provide certain shareholder support services to investors. Each Plan provides that SBI may make payments to assist in the distribution of each class of a Fund's shares out of the other fees received by it or its affiliates from a Fund, its past profits or any other sources available to it.


     A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Board of Directors for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the applicable Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be. For the year ended December 31, 1997, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:



                                                                                                 AMOUNT
                                                                                                SPENT ON        AMOUNT
                                    AMOUNTS PAID  AMOUNTS PAID   COMPENSATION     AMOUNT      PRINTING AND     SPENT ON     TOTAL
                                         TO       TO SELECTED      TO SALES      SPENT ON      MAILING OF    MISCELLANEOUS  AMOUNT
                                    UNDERWRITERS    DEALERS       PERSONNEL     ADVERTISING    PROSPECTUS      EXPENSES     SPENT
                                    ------------  ------------  -------------   -----------   -------------  ------------  -------

NATIONAL INTERMEDIATE FUND
Class A........................    $    2,270    $    2,084      $ 59,963       $ 54,748      $12,923      $ 83,703   $   252,421
Class B........................    $   10,023    $   27,569      $ 72,446       $ 38,561      $ 9,338      $ 60,485   $   209,389
Class C........................    $    5,079    $    3,773      $  4,230       $  2,328      $   548      $  3,551   $    14,425
U.S. GOVERNMENT INCOME FUND
Class A........................    $    9,977    $    3,403      $ 16,620       $  8,812      $ 2,080      $ 13,473   $    44,388
Class B........................    $   24,220    $   49,277      $ 81,563       $ 43,824      $10,345      $ 87,002   $   252,011
Class C........................    $    5,912    $    9,029      $ 52,606       $ 45,611      $10,787      $ 69,733   $   217,740
HIGH YIELD BOND FUND
Class A........................    $  322,101    $  403,522      $432,748       $151,657      $35,800      $231,664   $ 1,255,589
Class B........................    $2,536,348    $9,061,113      $952,085       $279,458      $65,969      $427,258   $10,785,881
Class C........................    $  429,712    $  672,694      $240,125       $110,019      $25,971      $168,285   $ 1,226,014
STRATEGIC BOND FUND
Class A........................    $   57,739    $   93,276      $107,464       $ 47,216      $11,148      $ 72,187   $   381,289
Class B........................    $  358,545    $1,358,506      $214,949       $ 61,734      $19,284      $124,961   $ 1,799,444
Class C........................    $  117,514    $  169,231      $ 68,843       $ 31,169      $ 7,358      $ 47,854   $   324,255
TOTAL RETURN FUND
Class A........................    $   93,687    $  139,956      $147,193       $ 59,419      $14,027      $ 90,894   $   451,439
Class B........................    $  644,206    $2,198,529      $331,491       $123,625      $29,183      $159,008   $ 2,471,838
Class C........................    $  118,435    $  186,480      $ 81,083       $ 87,285      $ 8,804      $ 57,019   $   978,881
ASIA GROWTH FUND
Class A........................    $   17,087    $   18,148      $108,023       $ 54,528      $12,872      $ 83,387   $   276,938
Class B........................    $   63,988    $  234,679      $ 60,564       $ 27,230      $ 6,428      $ 41,601   $   370,532
Class C........................    $    8,912    $   22,283      $ 45,038       $ 24,555      $ 5,797      $ 37,542   $   186,213
INVESTORS FUND
Class A........................    $   69,287    $  112,044      $143,688       $ 53,070      $12,528      $ 81,136   $   402,466
Class B........................    $  365,067    $1,443,428      $254,293       $101,110      $23,868      $154,585   $ 1,979,284
Class C........................    $   77,887    $   89,849      $ 48,460       $ 23,107      $ 5,455      $ 35,326   $   212,199
CAPITAL FUND
Class A........................    $    7,312    $    9,480      $ 50,012       $ 24,727      $ 5,837      $ 37,805   $   127,861
Class B........................    $   31,756    $  141,897      $121,850       $ 63,710      $15,040      $ 97,404   $   439,901
Class C........................    $   11,611    $   21,975      $ 24,772       $ 12,789      $ 3,019      $ 19,554   $    82,109


EXPENSES

     Each Fund's expenses include taxes, interest, fees and salaries of such Fund directors and officers who are not directors, officers or employees of the Fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

     Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.


     The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available. The purchase by a Fund of Participations or Assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation Agreement.


     Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

     Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.

     Under the 1940 Act, 'affiliated persons' of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.


     Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. Each Company's Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. For the fiscal years ended December 31, 1995, 1996 and 1997, the Funds paid aggregate brokerage commissions, including affiliated brokerage commissions, as follows:

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


                                               AGGREGATE BROKERAGE     BROKERAGE COMMISSIONS
                                                COMMISSIONS PAID      PAID BY THE FUNDS TO SBI
                                               -------------------    ------------------------

TOTAL RETURN FUND
September 11, 1995 (commencement of
  operations) to December 31, 1995..........        $   9,432                 $    210**
Year Ended December 31, 1996................        $  42,520                 $  1,758**
Year Ended December 31, 1997................        $  91,615                 $    300**

CAPITAL FUND
Year Ended December 31, 1995................        $ 629,443                 $ 57,993***
Year Ended December 31, 1996................        $ 621,777                 $ 29,772***
Year Ended December 31, 1997................        $ 730,485                 $ 34,728***

INVESTORS FUND
Year Ended December 31, 1995................        $ 998,071                 $ 95,179+
Year Ended December 31, 1996................        $ 619,781                 $ 59,316+
Year Ended December 31, 1997................        $ 923,728                 $ 68,538+


------------


 ** Represents 2.2%, 4.1% and 0.3% of total brokerage commissions paid by the Total Return Fund, and SBI executed 1.6%, 4.2% and 0.5% of the aggregate dollar amount of transactions involving commissions during the fiscal years ended 1995, 1996 and 1997, respectively.



*** Represents 9.0%, 4.8% and 4.8% of total brokerage commissions paid by the Capital Fund, and SBI executed 7.0%, 6.3% and 5.4% of the aggregate dollar amount of transactions involving commissions during the fiscal years ended 1995, 1996 and 1997, respectively.



  + Represents 9.5%, 9.6% and 7.4% of total brokerage commissions paid by the Investors Fund, and SBI executed 9.9%, 9.8% and 7.6% of the aggregate dollar amount of transactions involving commissions during the fiscal years ended 1995, 1996 and 1997, respectively.


                                NET ASSET VALUE

     Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by a Fund in valuing its assets.

     In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

     Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each Fund.

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     As stated in the Prospectus, each of the Cash Management Fund and the New
York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.


     The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the investment objective of the Cash Management Fund and the New York Municipal Money Market Fund, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

     In the event of a deviation of 1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                        ADDITIONAL PURCHASE INFORMATION

DETERMINATION OF PUBLIC OFFERING PRICE

     Each Fund offers its shares to the public on a continuous basis. The public offering price per Class A share of each Fund is equal to the net asset value per share at the time of purchase plus a sales charge based on the aggregate amount of the investment, except for Class A purchases, including rights of accumulation, equalling or exceeding $1 million. The public offering price per Class B share, Class C share and Class O share is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ('CDSC'), however, is imposed on certain redemptions of Class A shares, Class B shares and Class C shares.

CLASS A SHARES

     Volume Discounts. The schedule of sales charges on Class A shares described in each Prospectus relating to Class A shares applies to purchases made by any 'purchaser,' which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the 'Code'), and qualified employee benefit plans of employers who are 'affiliated persons' of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of

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
investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the Commission under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

     Right of Accumulation. Reduced sales charges, in accordance with the schedule in each Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class C shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $100,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. A Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

                       ADDITIONAL REDEMPTION INFORMATION

     If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, certain Funds have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

     Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                    ADDITIONAL INFORMATION CONCERNING TAXES

TAXATION OF A FUND

     The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

     Each Fund intends to qualify and elect to be treated as a regulated investment company (a 'RIC') under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a

Fund's assets and 10% of the outstanding voting securities of such issuer; and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

     As a RIC, a Fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year, and with respect to the New York Municipal Money Market Fund and the National Intermediate Municipal Fund, at least 90% of its net tax-exempt income for such taxable year. However, a Fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment income and net capital gain. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income.

     A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

     Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See 'Additional Information on Portfolio Instruments and Investment
Policies -- Derivatives.' Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.


     A Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a RIC under subchapter M of the Code.


     A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing

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

investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.



     A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.



     If the Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.


TAXATION OF U.S. SHAREHOLDERS


     The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital gain. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those shareholders purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.


     Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of a Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.


     Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders. In the case of individuals, long-term capital gain on securities held longer than one year, but not longer than 18 months, are taxed at a maximum rate of 28% and long-term gain on securities held longer than 18 months are taxed at a maximum rate of 20%. Not later than 60 days after the close of its taxable year the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends as well as the portions of its capital gain dividends that will be eligible for the 28% and 20% rates. In the case of corporate taxpayers, long-term capital gain is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. If a shareholder redeems or exchanges shares of a Fund before he or she has held them for more than six months, any short-term capital loss on such

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
redemption or exchange will be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares or
(ii) disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares.


     It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be disallowed or reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be 'debt-financed' (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. Moreover, the dividends received deduction may be disallowed or reduced
(1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of Code. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.



     The Asia Growth Fund expects to qualify for and make this election. For any year that the Asia Growth Fund makes such an election, each shareholder of such Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Asia Growth Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Asia Growth Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.


THE NEW YORK MUNICIPAL MONEY MARKET FUND AND THE NATIONAL INTERMEDIATE MUNICIPAL FUND

     The New York Municipal Money Market Fund and the National Intermediate Municipal Fund each intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Money Market Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions. Further, gain from a sale or redemption of shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income.

     Because the New York Municipal Money Market Fund and the National Intermediate Municipal Fund will primarily invest in municipal obligations, dividends from these Funds will generally be exempt from regular federal income tax in the hands of shareholders. A portion may be subject to the alternative minimum tax, however. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain

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
items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the New York Municipal Money Market Fund or the National Intermediate Municipal Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The New York Municipal Money Market Fund and the National Intermediate Municipal Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

     In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ('adjusted current earnings,' referred to as 'ACE') exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the New York Municipal Money Market Fund or the National Intermediate Municipal Fund, is included in calculating ACE.

     Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund.

     Shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts ('IRAs'), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

     In addition, the New York Municipal Money Market Fund and the National Intermediate Municipal Fund may not be an appropriate investment for entities that are 'substantial users' of facilities financed by private activity bonds or 'related persons' thereof. A 'substantial user' is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. 'Related persons' include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of 'substantial user' and 'related person'. For additional information, investors should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund.

     All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund. The Code may also require shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

STATE AND LOCAL TAX MATTERS

     Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                                PERFORMANCE DATA

     As indicated in each Prospectus, from time to time, a Fund may quote its 'yield,' 'tax-equivalent yield,' 'effective yield,' 'average annual total return' and/or 'aggregate total return' for all classes of shares in advertisements or in reports and other communications to shareholders and compare its performance figures to those of other funds or accounts with similar objectives and to relevant indices. Such performance information may include time periods prior to the implementation of the Multiple Pricing System described in the Prospectus, and will be calculated as described below.

AVERAGE ANNUAL TOTAL RETURN

     A Fund's 'average annual total return' figures, as described and shown in each Prospectus, are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

          P(1+T)'pp'n = ERV

Where:  P = a hypothetical initial payment of $1,000
        T = average annual total return
        n = number of years
      ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-5 or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

     In calculating the ending redeemable value, for Class A shares, the current maximum front end sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B and Class C shares, the applicable CDSC imposed on redemption is deducted. The schedule of CDSCs due upon redemption is described under 'Redemption of Shares' in each Prospectus.

     The Cash Management Fund, the New York Municipal Money Market Fund, the Investors Fund and the Capital Fund implemented the Multiple Pricing System by reclassifying the then existing shares of each such Fund as Class O shares of each such Fund. This reclassification was effected in such a manner so that the shares of each of the Cash Management Fund and the Investors Fund outstanding at December 31, 1994, and shares of the New York Municipal Money Market Fund and the Capital Fund outstanding at October 31, 1996, would be subject to identical distribution and service fees both before and after the reclassification.

     The percentages shown in the tables below reflect front end sales charges and CDSCs, if any, currently payable by each class of shares under the Multiple Pricing System, and are based on the fees and expenses actually paid by each such Fund for the periods presented. The distribution and service fees currently payable by each class of shares under the Multiple Pricing System are described in 'Purchase of Shares -- Distribution Fees' in each Prospectus.


     The following tables set forth the average annual total returns for each class of shares of each of the National Intermediate Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund (in each case, after management fee waiver and reimbursement of certain expenses), Investors Fund and the Capital Fund for certain periods of time ending December 31, 1997 and reflect the effects of the maximum applicable front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System.


                      NATIONAL INTERMEDIATE MUNICIPAL FUND


                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                               YEAR ENDED         OPERATIONS) THROUGH
                                                            DECEMBER 31, 1997      DECEMBER 31, 1997
                                                            -----------------    ----------------------
Class A..................................................          2.38%                  5.32%
Class B..................................................          1.69%                  5.03%
Class C..................................................          5.69%                  6.29%
Class O..................................................          7.77%                  7.35%


                          U.S. GOVERNMENT INCOME FUND


                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                               YEAR ENDED         OPERATIONS) THROUGH
                                                            DECEMBER 31, 1997      DECEMBER 31, 1997
                                                            -----------------    ----------------------
Class A..................................................          2.76%                  5.49%
Class B..................................................          2.15%                  5.23%
Class C..................................................          6.04%                  6.45%
Class O..................................................          8.13%                  7.52%


                              HIGH YIELD BOND FUND


                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                               YEAR ENDED         OPERATIONS) THROUGH
                                                            DECEMBER 31, 1997      DECEMBER 31, 1997
                                                            -----------------    ----------------------
Class A..................................................          7.62%                  16.03%
Class B..................................................          7.18%                  16.11%
Class C..................................................         11.19%                  17.14%
Class O..................................................         13.40%                  18.27%


                              STRATEGIC BOND FUND


                                                                                FROM FEBRUARY 22, 1995
                                                                                   (COMMENCEMENT OF
                                                              YEAR ENDED          OPERATIONS) THROUGH
                                                           DECEMBER 31, 1997       DECEMBER 31, 1997
                                                           -----------------    -----------------------
Class A.................................................          5.95%                  12.80%
Class B.................................................          5.39%                  12.72%
Class C.................................................          9.49%                  13.88%
Class O.................................................         11.48%                  14.97%


                               TOTAL RETURN FUND


                                                                                FROM SEPTEMBER 11, 1995
                                                                                   (COMMENCEMENT OF
                                                              YEAR ENDED          OPERATIONS) THROUGH
                                                           DECEMBER 31, 1997       DECEMBER 31, 1997
                                                           -----------------    -----------------------
Class A.................................................         13.39%                  16.77%
Class B.................................................         13.15%                  16.98%
Class C.................................................         17.11%                  18.43%
Class O.................................................         19.31%                  19.81%

                                ASIA GROWTH FUND



                                                                                      FROM MAY 6, 1996
                                                                                      (COMMENCEMENT OF
                                                                   YEAR ENDED        OPERATIONS) THROUGH
                                                                DECEMBER 31, 1997     DECEMBER 31, 1997
                                                                -----------------    -------------------
Class A......................................................         -29.06%               -16.20%
Class B......................................................         -29.65%               -16.81%
Class C......................................................         -26.68%               -14.25%
Class O......................................................         -25.33%               -13.48%


                                 INVESTORS FUND


                                                    FROM JANUARY 3, 1995
                                                      (COMMENCEMENT OF
                                                        OPERATIONS OF
                                                      CLASS A, B AND C)
                                                           THROUGH
                                                      DECEMBER 31, 1997      1 YEAR    5 YEARS    10 YEARS
                                                    ---------------------    ------    -------    --------
Class A..........................................           28.45%           20.21 %      N/A         N/A
Class B..........................................           28.81%           20.28 %      N/A         N/A
Class C..........................................           29.60%           24.20 %      N/A         N/A
Class O..........................................             N/A            26.47 %    20.52%      16.74%


                                  CAPITAL FUND


                                                  FROM NOVEMBER 1, 1996
                                                     (COMMENCEMENT OF
                                                      OPERATIONS OF
                                                    CLASS A, B AND C)
                                                         THROUGH
                                                    DECEMBER 31, 1997       1 YEAR    5 YEARS    10 YEARS
                                                  ----------------------    ------    -------    --------
Class A........................................            24.89%           20.42 %      N/A         N/A
Class B........................................            25.48%           20.61 %      N/A         N/A
Class C........................................            29.44%           24.60 %      N/A         N/A
Class O........................................              N/A            26.76 %    18.05%      14.54%


     As described in each Prospectus under the caption 'Expense Information,' each of the Funds, except the Investors Fund and the Capital Fund, has been and still is subject to certain fee waivers and expense reimbursements. Absent such waiver and reimbursement, the returns shown above for such Funds would be lower.

     The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AGGREGATE TOTAL RETURN

     The 'aggregate total return' figures for each class of a Fund, as described in the Prospectus, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV - P
                                                 -------
                                                    P

Where: P   = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


     The following tables set forth the aggregate total return of each class of shares of the National Intermediate Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Asia Growth Fund (after management fee waiver and reimbursement of certain expenses) and Class A, B and C shares of the Capital Fund and Investors Fund for certain periods of time ending December 31, 1997 and reflect the effects of the maximum applicable front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System.

                      NATIONAL INTERMEDIATE MUNICIPAL FUND



                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                                  OPERATIONS) THROUGH
                                                                                   DECEMBER 31, 1997
                                                                                 ----------------------

Class A.......................................................................            15.99%
Class B.......................................................................            15.07%
Class C.......................................................................            19.07%
Class O.......................................................................            22.50%



                          U.S. GOVERNMENT INCOME FUND



                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                                  OPERATIONS) THROUGH
                                                                                   DECEMBER 31, 1997
                                                                                 ----------------------

Class A.......................................................................            16.51%
Class B.......................................................................            15.70%
Class C.......................................................................            19.59%
Class O.......................................................................            23.05%



                              HIGH YIELD BOND FUND



                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                                  OPERATIONS) THROUGH
                                                                                   DECEMBER 31, 1997
                                                                                 ----------------------

Class A.......................................................................            52.98%
Class B.......................................................................            53.31%
Class C.......................................................................            57.21%
Class O.......................................................................            61.57%



                              STRATEGIC BOND FUND



                                                                                 FROM FEBRUARY 22, 1995
                                                                                    (COMMENCEMENT OF
                                                                                  OPERATIONS) THROUGH
                                                                                   DECEMBER 31, 1997
                                                                                 ----------------------

Class A.......................................................................            41.13%
Class B.......................................................................            40.82%
Class C.......................................................................            45.01%
Class O.......................................................................            49.02%



                               TOTAL RETURN FUND



                                                                               FROM SEPTEMBER 11, 1995
                                                                                  (COMMENCEMENT OF
                                                                                 OPERATIONS) THROUGH
                                                                                  DECEMBER 31, 1997
                                                                               -----------------------
Class A.....................................................................            43.08%
Class B.....................................................................            43.66%
Class C.....................................................................            47.79%
Class O.....................................................................            51.81%



                                 INVESTORS FUND



                                                                                  FROM JANUARY 3, 1995
                                                                                    (COMMENCEMENT OF
                                                                                   OPERATIONS OF CLASS
                                                                                           A,
                                                                                    B AND C) THROUGH
                                                                                    DECEMBER 31, 1997
                                                                                  ---------------------

Class A........................................................................           111.93%
Class B........................................................................           113.74%
Class C........................................................................           117.66%

                                ASIA GROWTH FUND


                                                                                  FROM MAY 6, 1996
                                                                                  (COMMENCEMENT OF
                                                                                 OPERATIONS) THROUGH
                                                                                  DECEMBER 31, 1997
                                                                               -----------------------

Class A.....................................................................            -25.42%
Class B.....................................................................            -26.33%
Class C.....................................................................            -22.52%
Class O.....................................................................            -21.37%


                                  CAPITAL FUND


                                                                           FROM NOVEMBER 1, 1996
                                                                        (COMMENCEMENT OF OPERATIONS
                                                                            OF CLASS A, B AND C)
                                                                                  THROUGH
                                                                             DECEMBER 31, 1997
                                                                       ------------------------------

Class A.............................................................                29.70%
Class B.............................................................                30.41%
Class C.............................................................                35.24%


YIELD

     With respect to the Cash Management Fund and the New York Municipal Money Market Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The current yield for each of the Cash Management Fund and the New York Municipal Money Market Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e. multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Cash Management Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


     For the seven-day period ended December 31, 1997 the annualized yield and effective yield for each class of shares of the Cash Management Fund were 5.29% and 5.43%, respectively. For the seven-day period ended December 31, 1997 the annualized yield and effective yield for each class of shares of the New York Municipal Money Market Fund were 3.66% and 3.72%, respectively. Because Class A, B and C shares of the Cash Management Fund and the New York Municipal Money Market Fund, like Class O shares, are not subject to any sales charges or service or distribution fees, the yield and effective yield figures for each class of shares of these Funds would be the same.


     In periods of declining interest rates the yield of the Cash Management Fund and the New York Municipal Money Market Fund will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Cash Management Fund and the New York Municipal Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of these Funds' portfolios, thereby reducing these Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.

THIRTY DAY YIELD

     Certain Funds may advertise the yields for each class of such Funds based on a 30-day (or one month) period according to the following formula:

                            a-b
                            ---
                 Yield = 2 [(cd  + 1)'pp'6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

     Under this formula, interest earned on debt obligations for purposes of 'a' above, is calculated by (1) computing the yield to maturity of each obligation held by the New York Municipal Bond Fund or the National Intermediate Municipal Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Any amounts representing sales charges will not be included among these expenses; however, the New York Municipal Bond Fund and the National Intermediate Municipal Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared dividends, computed in accordance with Commission guidelines, may be subtracted from the maximum offering price calculation required pursuant to 'd' above.


     The thirty day yield of the National Intermediate Municipal Fund at December 31, 1997 was 3.68% for Class A, 3.12% for Class B, 3.12% for Class C and 4.11% for Class O.



     The tax equivalent yield of each of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund is computed by dividing that portion of the respective Fund's yield (computed as described above for each Fund) that is tax-exempt by one minus the stated combined regular federal income and, in the case of the New York Municipal Money Market Fund the New York State personal and, if applicable, New York City personal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.



     The tax equivalent yield for the New York Municipal Money Market Fund for the seven-day period ended December 31, 1997 was 6.85%. Because Class A, B and C shares of the New York Municipal Money Market Fund, like Class O Shares, are not subject to any sales charges or service or distribution fees, the tax equivalent yield figures for Class A, B and C shares of the Fund would be the same as those for Class O shares. The tax equivalent yield of the National Intermediate Municipal Fund at December 31, 1997 was 6.09% for Class A, 5.17% for Class B, 5.17% for Class C and 6.80% for Class O.


     Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return figures are calculated separately for Class A, Class B, Class C and Class O shares of a Fund. In the examples above, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented.

     Advertisements and communications may compare a Fund's performance with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect a Fund's performance over time utilizing, for example, with respect to the National Intermediate Municipal Fund, comparisons to indices including, but not limited to, the Bond Buyer 40-Bond Index.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

                              SHAREHOLDER SERVICES

     Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in each Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

     The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

     Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

     All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

     The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable Fund for further details.

     Automatic Withdrawal Plan. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of a Fund. Withdrawal payments are made by First Data Investor Services Group, Inc. ('FDISG'), formerly The Shareholders Services Group, Inc., as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, a Fund or FDISG upon written notice.

     The Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013 for more information.

     Self Employed Retirement Plans. The Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

     Boston Safe Deposit and Trust Company ('Boston Safe') has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

     For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

     Individual Retirement Accounts. A prototype individual retirement account ('IRA') is available, which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SBAM.

     Boston Safe has agreed to serve as custodian of the IRA and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

     Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

     For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

                                 CAPITAL STOCK

     As used in this Statement of Additional Information and each Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board of Directors. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

     In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

     Subject to the provisions of the applicable investment company's charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

     The shares of the Investors Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

                          CUSTODIAN AND TRANSFER AGENT


     IBT, located at 200 Clarendon Street, Boston, Massachusetts 02116, currently serves as custodian for each Fund except the Small Cap Growth Fund for which PNC Bank, N.A. ('PNC' and, together with IBT in its capacity as custodian, the 'Custodian'), located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as custodian. In June of 1998, it is expected that each Fund, except for the Asia Growth Fund, will employ PNC as its custodian. The Custodian, among other things: maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.


     FDISG, a subsidiary of First Data Corporation, located at P.O. Box 5127, Westborough, Massachusetts 01581-5127, serves as each Fund's transfer agent. As a Fund's transfer agent, FDISG: registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, FDISG receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP ('Price Waterhouse') provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. The financial statements and financial highlights incorporated by reference in each Prospectus and Statement of Additional Information have been so incorporated by reference in reliance on the report of Price Waterhouse, independent accountants, given on the authority of that firm as experts in auditing and accounting. Price Waterhouse's address is 1177 Avenue of the Americas, New York, New York 10036.

                                    COUNSEL


     Simpson Thacher & Bartlett serves as counsel to each Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3954.


     Piper & Marbury L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the Funds' Prospectuses.

                              FINANCIAL STATEMENTS


     The audited financial statements of each of Cash Management Fund, New York Municipal Money Market Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Investors Fund and Capital Fund for the fiscal year ended December 31, 1997 contained in the 1997 Annual Report of the Investment Series, are incorporated by reference into this SAI. Copies of such Annual Report may be obtained by calling the number on the first page of this SAI.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                       SALOMON BROTHERS CAPITAL FUND INC
                                    PART C.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements

          Financial Statements included in Part A:


             Selected Per Share Data and Ratios for the specified periods are presented under the heading 'Financial Highlights' in the Prospectus for the following Funds: Salomon Brothers Cash Management Fund ('Cash Management Fund'), Salomon Brothers New York Municipal Money Market Fund ('New York Municipal Money Market Fund'), Salomon Brothers National Intermediate Municipal Fund ('National Intermediate Municipal Fund'), Salomon Brothers U.S. Government Income Fund ('U.S. Government Income Fund'), Salomon Brothers High Yield Bond Fund ('High Yield Bond Fund'), Salomon Brothers Strategic Bond Fund ('Strategic Bond Fund'), Salomon Brothers Total Return Fund ('Total Return Fund'), Salomon Brothers Asia Growth Fund ('Asia Growth Fund'), Salomon Brothers Investors Fund Inc ('Investors Fund') and Salomon Brothers Capital Fund Inc ('Capital Fund'):


          Financial Statements included in Part B:


             (1) For Cash Management Fund, New York Municipal Money Market Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund, Asia Growth Fund, Capital Fund and Investors Fund:



             (i)  Portfolio of Investments at December 31, 1997
            (ii)  Statement of Assets and Liabilities at December 31, 1997
           (iii)  Statement of Operations for each Fund for the fiscal year ended December 31, 1997
            (iv)  Statement of Changes in Net Assets for each Fund for the fiscal year ended December 31, 1997
                  Statement of Changes in Net Assets for each Fund for the fiscal year ended December 31, 1996
                  (excluding Asia Growth Fund).
                  Statement of Changes in Net Assets for Asia Growth Fund for the period May 6, 1996 (commencement of operations) to December 31, 1996
             (v)  Notes to Financial Statements
            (vi)  Financial Highlights
           (vii)  Report of Independent Accountants


     (b) Exhibits:

           Description
       1(a) -- Registrant's Articles of Incorporation are incorporated by reference to Exhibit 1 of the
               Registration Statement on Form S-5.
       1(b) -- Registrant's Articles of Incorporation, as amended, are incorporated by reference to Exhibit 1(1) of
               Amendment No. 1 to the Registration Statement on Form S-5.
       1(c) -- Registrant's Articles of Incorporation, as amended, are incorporated by reference to its
               Registration Statement on Form N-1A, filed for the quarter ended September 30, 1978.
       1(d) -- Registrant's Articles of Incorporation, as amended, are incorporated by reference to Exhibit 1(d) of
               Post-Effective No. 7 to the Registration Statement on Form N-1.
       1(e) -- Registrant's Articles of Incorporation, as amended on April 24, 1989, are incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A.
       1(f) -- Registrant's Articles of Incorporation, as amended on April 20, 1990, are incorporated by reference to Exhibit 1(f) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A.

       1(g) -- Form of Articles of Amendment and Restatement is incorporated by reference to Exhibit 1(g) to
               Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A.
       2    -- Registrant's By-Laws, as amended, are incorporated by reference to Exhibit 2 of Post-Effective
               Amendment No. 8 to the Registration Statement on Form N-1A.
       3    -- Not applicable.
       4(a) -- Specimen Certificate of Capital Stock is incorporated by reference to Exhibit 1(4)(a) of Amendment
               No. 1 to the Registration Statement on Form S-5.
       4(b) -- Forms of Specimen Stock Certificates for Class A, Class B, Class C and Class O of Registrant is
               incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 25 to the Registration
               Statement on Form N-1A.
       5    -- Management Contract between Registrant and Salomon Brothers Asset Management Inc ('SBAM') dated
               November 28, 1997 is filed herein.
       6    -- Distribution Agreement between Registrant and Salomon Brothers Inc dated November 28, 1997 is filed herein.
       7    -- Not applicable.
       8(a) -- Custodian Agreement between Registrant and Boston Safe Deposit and Trust Company is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A.
       8(b) -- Custodian Agreement between Registrant and Investors Bank & Trust Company is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 23 to the Registration Statement on Form
               N-1A.
       9(a) -- Transfer Agency Agreement between Registrant and Boston Safe Deposit and Trust Company dated May 3,
               1985 is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 10 to the Registration
               Statement on Form N-1A.
       9(b) -- Subadministration Agreement between SBAM and Investors Bank & Trust Company is incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form
               N-1A.
      10    -- Opinion of Counsel as to the Legality of Securities Being Registered is incorporated by reference to
               Exhibit 10 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A.
      11    -- Consent of Price Waterhouse LLP, Independent Accountants is filed herein.
      12    -- Not applicable.
      13(a) -- Share Purchase Agreement between Registrant and Lehman Brothers Kuhn Loeb Incorporated is
               incorporated by reference to Exhibit 1(3) of Amendment No. 3 to the Registration Statement on Form
               N-1.
      13(b) -- Form of Share Purchase Agreement between Registrant and SBAM is incorporated by reference to Exhibit
               13(b) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A.
      14(a) -- Prototype Profit Sharing and Money Purchase Pension Plan are incorporated by reference to Exhibit
               14(a) of Amendment No. 5 to the Registration Statement on Form N-1.
      14(b) -- Prototype Individual Retirement Account Plan is incorporated by reference to Exhibit 14(b) of
               Amendment No. 5 to the Registration Statement on Form N-1.
      15    -- Form of Services and Distribution Plan is incorporated by reference to Exhibit 15 of Post-Effective
               Amendment No. 23 to the Registration Statement on Form N-1A.
      16    -- Performance Calculations incorporated by reference to Exhibit 16 of Amendment No. 12 to the
               Registration Statement on Form N-1A.
      17    -- Financial Data Schedule is filed herewith.
      18(a) -- Form of Multiclass Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 is incorporated by reference to Exhibit 18(a) to Post-Effective Amendment No. 23 to the Registration
               Statement on Form N-1A.
      18(b) -- Form of Application and Signature Card for Salomon Brothers Investment Series is incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No. 23 to the Registration Statement on Form
               N-1A.
      18(c) -- Powers of Attorney for Michael S. Hyland, Charles F. Barber, Andrew L. Breech, Thomas W. Brock,
               Carol L. Colman, William R. Dill, Clifford M. Kirkland, Jr., Robert W. Lawless, Louis P. Mathis and
               Thomas F. Schlafly are incorporated by reference to Exhibit 18(c) to Post-Effective Amendment No. 23
               to the Registration Statement on Form N-1A.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     The Registrant may be deemed to be under common control with certain portfolios of Salomon Brothers Series Funds because the same (or an affiliated) entity owns greater than 25% of the outstanding shares of one or more classes of shares of the Registrant and such portfolios.





ITEM 26. NUMBER OF HOLDERS OF SECURITIES



                                                   NUMBER OF RECORD HOLDERS
                   TITLE OF CLASS                      AT APRIL 29, 1998
                   --------------                ----------------------------

Shares of Salomon Brothers Capital Fund Inc par value
  $1.00 per share....................................   Class A   537
                                                        Class B   642
                                                        Class C   278
                                                        Class O 2,093


ITEM 27. INDEMNIFICATION

     Reference is made to Article Seventh of Registrant's Article of Incorporation, Article IV of Registrant's By-Laws and Section 4 of the Distribution Agreement.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the 'Securities Act') may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjucation of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     SBAM, an indirect wholly-owned subsidiary of Travelers Group, Inc., is an investment adviser registered under the Investment Advisers Act of 1940 (the 'Advisers Act') and renders investment advice to a wide variety of individual, institutional and investment advisory clients.


     The list required by this Item 28 of officers and directors of SBAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBAM pursuant to the Advisers Act (SEC File No. 801-32046).

ITEM 29. PRINCIPAL UNDERWRITER


     (a) Salomon Brothers currently acts as distributor for, in addition to the Registrant, Investors Fund, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Series Funds Inc, Salomon Brothers Institutional Series Funds Inc and Salomon Brothers Variable Series Funds Inc.


     (b) The information required by this Item 29 with respect to each director, officer or partner of Salomon Brothers is incorporated by reference to Schedule A of FORM BD filed by Salomon Brothers pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-26920).

     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

(1)  SBAM
     7 World Trade Center
     New York, New York 10048


(2)  Investors Bank and Trust Company
     200 Clarendon Street
     Boston, Massachusetts 02116


(3)  First Data Investor Services Group, Inc.
     P.O. Box 5127
     Westborough, Massachusetts 01581-5127

ITEM 31. MANAGEMENT SERVICES

     Not applicable.

ITEM 32. UNDERTAKINGS

     (a) Not applicable

     (b) Not applicable

     (c) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 1998.


                                          SALOMON BROTHERS CAPITAL FUND INC
                                            (Registrant)


                                          By        /S/ HEATH B. MCLENDON
                                              ..................................
                                                     HEATH B. MCLENDON
                                                         PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                      TITLE                              DATE
                ---------                                      -----                              ----

          /s/ HEATH B. MCLENDON             President and Director (principal executive      April 30, 1998
 .........................................    officer)
            HEATH B. MCLENDON

            /s/ ALAN M. MANDEL              Treasurer                                        April 30, 1998
 .........................................
              ALAN M. MANDEL

                  /s/ *                     Director                                         April 30, 1998
 .........................................
            CHARLES F. BARBER

                  /s/ *                     Director                                         April 30, 1998
 .........................................
             ANDREW L. BREECH

                  /s/ *                     Director                                         April 30, 1998
 .........................................
             CAROL L. COLMAN

                  /s/ *                     Director                                         April 30, 1998
 .........................................
             WILLIAM R. DILL

                  /s/ *                     Director                                         April 30, 1998
 .........................................
        CLIFFORD M. KIRTLAND, JR.

                  /s/ *                     Director                                         April 30, 1998
 .........................................
            ROBERT W. LAWLESS

                  /s/ *                     Director                                         April 30, 1998
 .........................................
             LOUIS P. MATTIS

                  /s/ *                     Director                                         April 30, 1998
 .........................................
            THOMAS F. SCHLAFLY

*By:      /S/ ALAN M. MANDEL                                                                 April 30, 1998
 .........................................
              ALAN M. MANDEL
           AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
------                   -----------

   5     -- Management Contract
   6     -- Distribution Agreement
  11     -- Consent of Independent Accountants
  17     -- Financial Data Schedule



                           STATEMENT OF DIFFERENCES

Characters normally expressed as superscript shall be preceded by..........'pp'